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DEAR SHAREHOLDER:
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              [GRAPHICAL REPRESENTATION OF GUARDIAN LIFE BUILDING]



                       FROM GOLDILOCKS TO JEKYLL AND HYDE


                              ---------------------


                                     [PHOTO]


                              ---------------------

                              Frank J. Jones, Ph.D.


     A year ago, we described the U.S. economy as a Goldilocks economy, that is, an economy with high economic growth, low unemployment, high capacity utilization, and no real sector weakness, but also with no price or wage pressures. By mid-1998, the Goldilocks economy has given way to a Dr. Jekyll and Mr. Hyde economy, an economy with very strong domestic consumption and business investment sectors and still absent inflation; but weak export sectors, including manufacturing and agriculture, and increasing labor costs.

     What caused the transition from Goldilocks to Jekyll and Hyde? Two factors. First, the economic expansion had been too strong for too long. The expansion is into its eighth year (the last recession ended during March 1991), and real Gross Domestic Product (GDP) has grown at approximately 4% for two years. Wage and price pressures were bound to develop. Wage pressures have been developing (average hourly earnings costs

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increased by 4.13% over the last 12 months) and, although inflation is not a concern (over the last twelve months, the Consumer Price Index (CPI) has increased by 1.6% and the Producer Price Index (PPI) has decreased by 0.8%, respectively), neither has deflation been mentioned recently, as it frequently was earlier during the year.

     Second, on July 2, 1997, Thailand devalued its baht. Sounds innocuous enough. But what has resulted is similar to the "Butterfly Effect" from chaos theory whereby a butterfly stirring the air today in Peking can transform storm systems next month in New York. From Thailand, the crisis went to other Asian countries: Malaysia, Philippines, Indonesia, South Korea, Hong Kong (a crisis last October), and even affected Japan and potentially China. It subsequently went to the developing Eastern European countries, and even Russia. Then on to Latin America, including Brazil. And after all these, not surprisingly, to the U.S. The transmission process from Thailand to the U.S. has taken longer than many thought (last January when the effect was not yet significant, many pundits said the worst was over) but may turn out to be stronger than originally expected.

     The current symmetry in the concerns about the U.S. economy were well captured by Alan Greenspan's recent comments to Congress.

     A bullish view of the U.S. economy emphasizes:

     o    an unemployment rate near its 20-year lows;

     o consumer confidence at a 30-year high, mainly based on high employment and high personal income;

     o    a resulting high level of consumer demand; and

     o strength in the interest rate sensitive sectors of the economy, particularly housing, due to the low yield levels.

     A bearish view of the economy, however, emphasizes:

     o    weak exports, particularly to Asia, due to the strong dollar;

     o the weak export sectors particularly affected were manufacturing and agriculture (which were also affected by El Nino weather patterns); and

     o    the actual and potential effects of the G.M. strike.

     These contrary concerns have caused and will continue to cause a balance in Fed concerns and continued Fed inaction (the only Fed change since January 31, 1996 was the 25 basis point tightening of the Federal Funds Rate to 5.50% on March 25, 1997). The Fed balance is further stabilized by the absence of observed inflation (as indicated above), but offset by increasing wage inflation (as indicated above).

     As the markets, and even some Fed members, have oscillated between expectations of a Fed easing and a Fed tightening, the Fed has done nothing. And at his recent Congressional testimony, while Greenspan emphasized the risk of undue economic strength more than the risk of undue economic weakness, he suggested that the Fed would most likely continue to watch vigilantly and remain inactive. The Fed will steer between the Scylla of economic strength and the Charybdis of economic weakness (which Greenspan referred to as "important crosscurrents") by maintaining an even keel.

     Greenspan's forecast for real GDP growth for 1998 was in the range of 3% to 3.25% (implying a slowing from the first quarter's 5.4% growth) and a range from 2.0% to 2.5% in 1999. The forecast for CPI was a range of from 2% to 2.5% in 1999 from less than 2% in 1998. I believe the markets would welcome these forecasts becoming reality. And I also believe that these forecasts are reasonable.

     Greenspan again alluded to the "New Paradigm" for reconciling rapid economic growth and low inflation. This paradigm suggests that recent productivity gains, most likely linked to improved technology, have been higher than in recent history and higher than measured. It may also be the reason that faster economic growth has been achieved without inflation. If so, optimistically, more rapid, non-inflationary growth could continue. It is, however, premature to declare victory for this paradigm.

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     Consider the prospects for the stock market in a similar vein. The "positives" for the stock market are low inflation, low yields, at least reasonable economic growth, and, on a secular basis, very favorable demographics (the Baby Boomers are now between 34 and 52 years old, years of significant savings, and are very common stock-oriented). The "negatives" are the continuing high valuations for stocks (which are based on continued strong profit growth) and concerns about future profits, particularly related to the risks in Asia.

     We provide one other thought with respect to the stock market. Perhaps the period most like the current period was 1972, when valuations were high and market strength was narrow (old timers will remember the "nifty fifty" of this period). During December 1972, the trailing Price Earnings (P/E) ratio for the S&P 500 was 18.4; during July 1998, it was 28.1. After the nifty fifty, the S&P 500 declined by 23.15% during 1973 and 25.82% during 1974. The cause for this decline, most likely, was the beginning of the OPEC oil cartel and inflation. Could Asia be the current equivalent? Not likely, but possibly.

     While stock performance has been strong during 1998, there has been considerable variation among large cap, mid cap, and small cap stocks. A rally in small cap stocks is overdue. But do not bet on it. Not yet.

     Despite the old saw that "you can't tell a bubble until it bursts" and Greenspan's continued references to a U.S. asset bubble and "irrational exuberance," the stock market will continue to be volatile, but the onset of a bear market does not seem likely. And, in fact, Greenspan's continued caution may prove to be constructive by constraining the stock market from continued growth at an unsustainable pace.

     To consider the bright side of the Asia effect, imagine what current U.S. conditions would be without the Asian effect. Without the economy-slowing effects of Asia (during second quarter 1998 real GDP actually increased by 5.4%), the Fed would have undoubtedly tightened the Fed funds rate, most likely more than once. A not-unlikely mid-1998 scenario without Asia would be:

     o a Federal Funds rate of 6.25% (three 25 basis point tightenings) rather than the current 5.50%; and

     o a 30-year Treasury yield of 6.25%--a flat yield curve (as of this writing, with the Federal Funds rate at 5.50% the 30-year Treasury is at 5.70%)

     And the strength of the U.S. economy without the Asian problems may not have slowed to a sustainable pace even with such Fed changes. Thus, more tightenings might be expected. And how would the stock market be performing under such actions and expectations? Not well. Thus, from a purely parochial perspective, we must say, "Thank you, Asia."

     I believe that the economy and the markets will be better served if something like Greenspan's forecast--with Asia--comes to pass rather than the likely ex-Asia outcome described above. And based on his track record, I'll go with Greenspan.

                                       Regards,


                                   /s/ FRANK J. JONES
                                   ----------------------------------------
                                       Frank J. Jones, Ph.D.
                                       President, The Park Avenue Portfolio

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THE PARK AVENUE PORTFOLIO

TABLE OF CONTENTS
                                                          PORTFOLIO    SCHEDULE
                                                           MANAGER        OF
                                                          INTERVIEW  INVESTMENTS
===================================================-----------------------------
THE GUARDIAN PARK AVENUE FUND                               | 2 |       | 19 |
===================================================
OBJECTIVE:   Long-term growth of capital
---------------------------------------------------
PORTFOLIO:   At least 80% common stocks and
             securities convertible into
             common stocks
---------------------------------------------------
INCEPTION:   June 1, 1972
---------------------------------------------------
NET ASSETS AT JUNE 30, 1998: $3,216,233,759
---------------------------------------------------


   "WHILE MANY FOREIGN ECONOMIES WERE EXPERIENCING
DIFFICULTIES, THE DOMESTIC ECONOMY CONTINUED RECEIVING
ACCOLADES . . . IN OUR PORTFOLIO, WE TRIED TO CAPITALIZE ON
THIS STATE OF AFFAIRS BY OVERWEIGHTING STABLE, HIGH-QUALITY
GROWTH STOCKS IN WHICH THE PREPONDERANCE OF THE ISSUERS'
INCOME CAME FROM THE U.S."

                 --Frank J. Jones, Ph.D.
                   Co-Portfolio Manager

                 --Larry Luxenberg, C.F.A.
                   Co-Portfolio Manager

                 --John B. Murphy, C.F.A.
                   Co-Portfolio Manager

===================================================-----------------------------
THE GUARDIAN PARK AVENUE SMALL CAP FUND                     | 6 |       | 24 |
===================================================
OBJECTIVE:  Long-term growth of capital
---------------------------------------------------
PORTFOLIO:  At least 85% in a diversified portfolio
            of common stocks and convertible
            securities issued by companies with
            small market capitalization
---------------------------------------------------
INCEPTION:  May 1, 1997
---------------------------------------------------
NET ASSETS AT JUNE 30, 1998: $161,079,158
---------------------------------------------------


   "IN THIS DIFFICULT MARKET WE ALSO EMPHASIZE SYSTEMATIC EFFORTS TO WEED OUT POSSIBLE SOURCES OF TROUBLE EARLY IN THE PROCESS. COMPANIES AND INDUSTRIES, ONCE THEY BEGIN STRUGGLING, TEND TO FACE DIFFICULTIES FOR A LONG TIME. INVESTORS AND ANALYSTS ARE ALWAYS AMAZED AT HOW FAR DOWN A STOCK CAN GO. WHILE WE TEND TO BE PATIENT LONG-TERM INVESTORS, SOMETIMES THE OLD WALL STREET AXIOM OF 'CUT YOUR LOSSES' IS A WISE ONE."

                 --Larry Luxenberg, C.F.A.
                   Portfolio Manager

===================================================-----------------------------
THE GUARDIAN ASSET ALLOCATION FUND                          | 8 |       | 28 |
===================================================

OBJECTIVE:  Long-term total investment return
            consistent with moderate risk
---------------------------------------------------
PORTFOLIO:  A mixture of equity securities, debt
            obligations and money market
            instruments; purchases shares of
            The Guardian Park Avenue,
            Investment Quality Bond and Cash
            Management Funds
---------------------------------------------------
INCEPTION:  February 16, 1993
---------------------------------------------------
NET ASSETS AT JUNE 30, 1998: $190,628,127
---------------------------------------------------


 "AS ALWAYS, THE FUND IS MANAGED USING QUANTITATIVE MODELS THAT ATTEMPT TO JUDGE THE RELATIVE RISK-ADJUSTED ATTRACTIVENESS OF THE STOCK, BOND AND CASH MARKETS. WHILE INTEREST RATES ARE THE OPERATIVE VARIABLES IN THE FIXED INCOME MARKETS, CORPORATE PROFITABILITY AND GROWTH ARE ADDED TO THE MIX FOR THE EQUITY MARKETS."

                 --Jonathan C. Jankus, C.F.A.
                   Portfolio Manager

                                                          PORTFOLIO    SCHEDULE
                                                           MANAGER        OF
                                                          INTERVIEW  INVESTMENTS
===================================================-----------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND             | 10 |      | 30 |
===================================================
OBJECTIVE:   Long-term growth of capital
---------------------------------------------------
PORTFOLIO:   At least 80% in a diversified
             portfolio of common stocks of
             companies domiciled outside of the
             United States
---------------------------------------------------
INCEPTION:   February 16, 1993
---------------------------------------------------
NET ASSETS AT JUNE 30, 1998: $93,881,094
---------------------------------------------------


   "WE BELIEVE THAT DETAILED ANALYSIS OF THE BUSINESSES OF INDIVIDUAL COMPANIES HAS BEEN THE BEST ROUTE TO INVESTMENT SUCCESS. AS A RESULT, WE HAVE HAD A LOW WEIGHTING IN JAPAN FOR THE FUND, AND THE JAPANESE HOLDINGS HAVE BEEN CONCENTRATED IN COMPANIES THAT ARE GLOBAL LEADERS IN AREAS LIKE ELECTRONICS, OFFICE EQUIPMENT, AND AUTO MANUFACTURING."

                 --R. Robin Menzies
                   Portfolio Manager


===================================================-----------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND          | 12 |      | 33 |
===================================================
OBJECTIVE:   Long-term capital appreciation
---------------------------------------------------
PORTFOLIO:   At least 65% in a portfolio of
             common stocks issued by emerging
             market companies
---------------------------------------------------
INCEPTION:   May 1, 1997
---------------------------------------------------
NET ASSETS AT JUNE 30, 1998: $19,671,724
---------------------------------------------------


   "TO SUM UP: THE EMERGING MARKETS HAVE TAKEN A BEATING, BUT THE CONCEPT IS STILL INTACT AND GOOD GROWTH PROSPECTS CAN BE FOUND THERE AT LOWER VALUATIONS THAN ELSEWHERE. WE NEED TO SEE SOME STABILITY IN ASIA BEFORE BECOMING REALLY CONFIDENT, BUT THE LONGER TERM PROSPECTS ARE GOOD."

                 --Edward H. Hocknell
                   Portfolio Manager


===================================================-----------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND                   | 14 |      | 36 |
==================================================
OBJECTIVE:   A high level of current income and
             capital appreciation without undue
             risk to principal
--------------------------------------------------
PORTFOLIO:   At least 80% investment-grade debt
             obligations and U.S. government
             securities
--------------------------------------------------
INCEPTION:   February 16, 1993
--------------------------------------------------
NET ASSETS AT JUNE 30, 1998: $132,822,624
--------------------------------------------------


   "WE CURRENTLY BELIEVE THAT CORPORATE AND MORTGAGE-BACKED
VALUATIONS ARE THE MOST ATTRACTIVE THAT THEY HAVE BEEN IN
SOME TIME, BUT NEVERTHELESS WE REMAIN CAUTIOUS AND WILL BE
VERY SELECTIVE WITH RESPECT TO CORPORATE CREDITS AND THE
MORTGAGE RISK EXPOSURE WE INCLUDE IN THE FUND."

                 --Thomas G. Sorell, C.F.A.
                   Co-Portfolio Manager

                 --Howard W. Chin
                   Co-Portfolio Manager

THE PARK AVENUE PORTFOLIO

                                                          PORTFOLIO    SCHEDULE
                                                           MANAGER        OF
                                                          INTERVIEW  INVESTMENTS
===================================================-----------------------------
THE GUARDIAN TAX-EXEMPT FUND                                | 16 |      | 39 |
===================================================
OBJECTIVE:   Maximum current income exempt
             from federal taxes consistent with
             preservation of capital
---------------------------------------------------
PORTFOLIO:   At least 80% investment-grade
             debt obligations issued by state
             and local authorities
---------------------------------------------------
INCEPTION:   February 16, 1993
---------------------------------------------------
NET ASSETS AT JUNE 30, 1998: $48,470,333
---------------------------------------------------


   "GUIDING OUR DECISIONS ARE THE BOND ANALYTICS SYSTEMS WE
HAVE INTERNALLY DEVELOPED, WHICH HELP US IDENTIFY THE MOST
ATTRACTIVE SELLS AND BUYS FOR MAXIMIZING PORTFOLIO
PERFORMANCE. WE CONTINUED TO AVOID LOWER QUALITY BONDS, AS
THE 'RISK-REWARD' OF NARROW CREDIT SPREADS DID NOT JUSTIFY
THEIR PURCHASE."

                 --Alexander M. Grant, Jr.
                   Portfolio Manager


===================================================-----------------------------
THE GUARDIAN CASH MANAGEMENT FUND                           | 18 |      | 41 |
===================================================
OBJECTIVE:   As high a level of current income
             as is consistent with liquidity and
             preservation of capital
---------------------------------------------------
PORTFOLIO:   Short-term money market instruments
---------------------------------------------------
INCEPTION:   November 3, 1982
---------------------------------------------------
NET ASSETS AT JUNE 30, 1998: $179,984,227
---------------------------------------------------


   "THE GUARDIAN CASH MANAGEMENT FUND IS A PLACE FOR OUR
INVESTORS TO PUT THEIR MONEY WHILE THEY DETERMINE THEIR
PREFERRED LONG TERM INVESTMENT VEHICLE, BE IT STOCKS OR
BONDS."

                 --Alexander M. Grant, Jr.
                   Portfolio Manager


===================================================-----------------------------
FINANCIAL STATEMENTS                                                    | 42 |
===================================================


===================================================-----------------------------
NOTES TO FINANCIAL STATEMENTS                                           | 50 |
===================================================


===================================================-----------------------------
FINANCIAL HIGHLIGHTS                                                    | 62 |
===================================================

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THE GUARDIAN PARK AVENUE FUND
-----------------------------

[PHOTOS]
  Frank J. Jones, Ph.D.     Larry Luxenberg, C.F.A.      John B. Murphy, C.F.A.
  Co-Portfolio Manager      Co-Portfolio Manager         Co-Portfolio Manager

Q. U.S. STOCK MARKET AVERAGES CONTINUED THEIR POWERFUL ADVANCE IN THE FIRST HALF OFF 1998, ALTHOUGH THE PERFORMANCE FOR THE BROAD MARKET WAS MORE VARIED. HOW
DID THE FUND PERFORM DURING THIS TIME?

A. The Guardian Park Avenue Fund advanced 13.79% in the first half of the year,
(1) compared with a total return of 17.68% for the S&P 500.(2) Over the last twelve months, the Fund was up 29.58%, nearly equal to the S&P 500's 30.03% total return and ahead of the 25.56% total return of the Lipper Average U.S. Growth Fund.(3)

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A. Two notable policies have contributed to the Fund's recent performance. First, for most of the last four years, we have anticipated that large stocks would outperform smaller ones. Over the last three years we have increased our portfolio's weighted average market capitalization by $46.3 billion to a total of $61.2 billion as of June 30, 1998, as shown below.

                          THE GUARDIAN PARK AVENUE FUND
                     WEIGHTED AVERAGE MARKET CAPITALIZATION
                                  ($ Billions)

                           6/30/95            $14.9
                           6/30/96            $34.7
                           6/30/97            $46.1
                           6/30/98            $61.2


     Secondly, we recognized early on that the economic problems in Asia would have profound and long-lasting effects on the economies of major countries throughout the world. We have lowered our holdings in companies whose profits were heavily dependent on Asia.

     The last year has been an unusual period in which the very largest stocks have dominated the stock market averages. Performance has been concentrated in a handful of huge companies such as Microsoft, General Electric and Pfizer. Part of the phenomenon can be attributed to economic fundamentals. In addition, an influx of foreign money, which generally seeks out the household names first, has had an impact. Then, too, with the current worldwide economic volatility, investors place a premium on safety.

     While there is no telling how long these trends will continue, we believe they are powerful. As of mid-year, our portfolio was positioned to benefit from a continuation of these trends into the third quarter.

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(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--return for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charges except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

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2

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Q. WERE THERE ANY OTHER IMPORTANT STRATEGIES THAT YOU USED TO MANAGE THE FUND?

A. While many foreign economies were experiencing difficulties, the domestic economy continued receiving accolades. Pundits competed to heap praise on the most balanced economic recovery in a generation. Among the most popular nicknames were the "Goldilocks Economy" (not too hot, not too cold, just right) and "Supertanker America."

     In our portfolio, we tried to capitalize on this state of affairs by overweighting stable, high-quality growth stocks in which the preponderance of the issuers' income came from the U.S. In addition, we sought to benefit from the gradual reduction in domestic interest rates, a nearly unprecedented situation this late in a U.S. recovery. Employment remained strong, consumer confidence soared, and inflation was on the verge of disappearing.

Q. WHAT ARE THE PORTFOLIO'S WEIGHTS IN DIFFERENT SECTORS AND HOW HAVE THESE AFFECTED PERFORMANCE THIS YEAR?

A. Our sector weights are generally unchanged from last year. Our largest weighting remained in financial stocks. At mid-year, 27% of the portfolio was in financials compared to 17.7% for the S&P 500. Financials continue to benefit from the continuing decline in interest rates, stable economic growth, and industry consolidation.

     Our second largest concentration was in consumer staples with 14.6%, although that was under the S&P's 22.6% weighting. We have been increasing our weighting in the pharmaceutical companies but have been underweighted in such areas as tobacco and food. Pharmaceutical companies are benefiting from a golden age of discovery of important new medicines. Given the strong increase in disposable income, we have been gradually increasing our weighting in additional areas that would benefit, such as retail and homebuilders.

Q. WHAT PROBLEMS DO YOU FORESEE LOOMING THAT COULD UPSET THIS HAPPY STATE OF AFFAIRS?

A. The biggest concern at mid-summer had to be the continuing difficulties in Asia, including Japan. The huge contraction in economic activity there casts a shadow over worldwide commerce. If the economies of mainland Asia and Japan do not begin a bottoming process, there is a risk of spreading deflationary pressures and social chaos. Leaders worldwide recognize the scope and severity of the problems, and we are hopeful that they will act prudently.

     In the U.S., corporations have had their highest profit margins since the mid-1960's. They have benefited from a period of intense cost-cutting and reorganization, effective deployment of technology and telecommunications, and progressive management. Most companies now have little ability to raise prices and those most exposed to foreign competition must continually find new ways to lower prices. At the same time, a scarcity of workers has put pressure on wages for the first time in this recovery. As a consequence, corporate profits now seem likely to be squeezed and are particularly vulnerable to any revenue shortfalls.

     An unknown wild card is the ability of corporations and governments worldwide to adapt their computer systems to the new millenium, the "Y2K" problem. While predictions of doom are increasing, no one seems to know with any certainty what the end result will be. Hopefully, the feverish and expensive efforts underway will be successful.

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THE GUARDIAN PARK AVENUE FUND PROFILE
AS OF JUNE 30, 1998
--------------------------------------------

    ----------------------------------------          SECTOR WEIGHTINGS
    TOP 10 HOLDINGS AS OF 6/30/98                   COMMON STOCKS HELD
    ----------------------------------------      BY THE FUND ON JUNE 30, 1998
     1. Microsoft Corp.                3.15%
    ----------------------------------------
     2. General Electric Co.           2.83%       [GRAPHICAL REPRESENTATION
    ----------------------------------------             OF PIE CHART]
     3. Pfizer, Inc.                   2.49%
    ----------------------------------------       Financial--27.1%
     4. Exxon Corp.                    2.44%       Credit Cyclicals--0.5%
    ----------------------------------------       Conglomerates--1.0%
     5. Int'l Business Machines        2.16%       Consumer Services--2.2%
    ----------------------------------------       Transportation--3.2%
     6. Storage Technology Corp.       2.00%       Basic Industries--4.4%
    ----------------------------------------       Capital Goods--4.8%
     7. Wal-Mart Stores, Inc.          1.90%       Utilities--8.5%
    ----------------------------------------       Energy--8.8%
     8. Chase Manhattan Corp.          1.81%       Consumer Staples--14.6%
    ----------------------------------------       Capital Goods-
     9. BellSouth Corp.                1.80%                 Technology--13.0%
    ----------------------------------------       Consumer Cyclical--11.9%
    10. Ford Motor Co.                 1.73%
    ----------------------------------------
    For a complete list of portfolio holdings,
    please see the Schedule of Investments.
    ----------------------------------------

----------------------------------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 6/30/98

                                                 Inception                                         Since
                                                   Date     1 Year      5 Years    10 Years      Inception
----------------------------------------------------------------------------------------------------------
 Class A Shares (with sales charge)              6/1/72      23.75%      21.03%     17.97%         16.78%
 At Net Asset Value (without sales charge)                   29.58%      22.15%     18.51%         16.98%
----------------------------------------------------------------------------------------------------------
 Class B Shares (with sales charge)              5/1/96      25.44%        N/A        N/A          29.68%
 At Net Asset Value (without sales charge)                   28.44%        N/A        N/A          30.37%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index                                               30.03%      20.98%     18.44%         13.45%
                                                                                                  (6/1/72)
----------------------------------------------------------------------------------------------------------


(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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4

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GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

           The Guardian                            Lipper U.S.
         Park Avenue Fund        S&P 500          Equity Growth         Cost of
            (Class A)             Index            Fund Average         Living
           -----------         -----------         -----------        ----------
6/1/72      1    9550           1   10000           1   10000         1   10000
1972        2    9352           2    9791           2    9746         2   10072
            3    9495           3   10173           3    9548         3   10169
            4    9919           4   10936           4   10002         4   10266
1973        5    8954           5   10404           5    8773         5   10483
            6    7758           6    9802           6    7699         6   10676
            7    9104           7   10271           7    8788         7   10918
            8    8355           8    9320           8    7686         8   11184
1974        9    8898           9    9061           9    7492         9   11546
           10    8095          10    8376          10    6661        10   11836
           11    6816          11    6276          11    5224        11   12222
           12    7016          12    6861          12    5701        12   12536
1975       13    9052          13    8434          13    7001        13   12754
           14   10222          14    9724          14    8176        14   12923
           15    9524          15    8662          15    7174        15   13188
           16   10311          16    9410          16    7588        16   13430
1976       17   12315          17   10819          17    8924        17   13527
           18   12926          18   11077          18    9084        18   13696
           19   13570          19   11281          19    9043        19   13913
           20   14714          20   11627          20    9483        20   14106
1977       21   14578          21   10762          21    8951        21   14396
           22   15548          22   11107          22    9480        22   14614
           23   15171          23   10794          23    9340        23   14807
           24   15894          24   10765          24    9674        24   15048
1978       25   16186          25   10235          25    9527        25   15314
           26   17952          26   11100          26   10724        26   15700
           27   19593          27   12062          27   11821        27   16063
           28   18195          28   11455          28   11002        28   16401
1979       29   19967          29   12263          29   11945        29   16884
           30   20459          30   12583          30   12544        30   17440
           31   22475          31   13535          31   13793        31   17971
           32   23489          32   13539          32   14501        32   18575
1980       33   22448          33   12987          33   13536        33   19348
           34   24637          34   14722          34   15484        34   19928
           35   27183          35   16363          35   18053        35   20266
           36   28544          36   17908          36   19852        36   20870
1981       37   30553          37   18146          37   20432        37   21401
           38   30553          38   17726          38   20347        38   21860
           39   28041          39   15910          39   17993        39   22488
           40   30196          40   17010          40   19380        40   22729
1982       41   28244          41   15773          41   18074        41   22874
           42   28221          42   15682          42   18100        42   23430
           43   32078          43   17473          43   20123        43   23599
           44   37863          44   20656          44   24326        44   23599
1983       45   42172          45   22720          45   27061        45   23696
           46   49604          46   25228          46   30611        46   24010
           47   48521          47   25185          47   29869        47   24251
           48   48698          48   25281          48   29333        48   24493
1984       49   46645          49   24675          49   27414        49   24855
           50   47823          50   24028          50   26721        50   25048
           51   53052          51   26344          51   28574        51   25290
           52   54864          52   26823          52   28930        52   25483
1985       53   61530          53   29283          53   31492        53   25797
           54   65012          54   31410          54   33601        54   25966
           55   60468          55   30132          55   32193        55   26111
           56   72960          56   35290          56   37156        56   26449
1986       57   87231          57   40238          57   42720        57   26353
           58   93553          58   42592          58   44999        58   26425
           59   82542          59   39627          59   41062        59   26570
           60   86371          60   41842          60   42571        60   26763
1987       61  106898          61   50759          61   51317        61   27126
           62  104621          62   53272          62   52563        62   27440
           63  111995          63   56777          63   55749        63   27729
           64   88927          64   43977          64   44085        64   27947
1988       65  100335          65   46480          65   47392        65   28164
           66  107311          66   49515          66   50056        66   28502
           67  105853          67   49653          67   49730        67   28913
           68  107404          68   51158          68   50482        68   29179
1989       69  117426          69   54775          69   54123        69   29656
           70  124277          70   59546          70   58562        70   29976
           71  135522          71   65881          71   64497        71   30169
           72  133003          72   67206          72   63984        72   30531
1990       73  131154          73   65183          73   62581        73   31087
           74  131990          74   69211          74   67101        74   31401
           75  111333          75   59736          75   56465        75   32029
           76  116611          76   65046          76   61087        76   32415
1991       77  138452          77   74504          77   71872        77   32633
           78  136860          78   74303          78   71176        78   32874
           79  149259          79   78263          79   76341        79   33116
           80  157618          80   84775          80   83235        80   33382
1992       81  162078          81   82672          81   82319        81   33647
           82  159469          82   84210          82   80113        82   33889
           83  167044          83   86846          83   82496        83   34106
           84  189879          84   91214          84   89848        84   34396
1993       85  208278          85   95200          85   92144        85   34686
           86  215651          86   95619          86   92749        86   34879
           87  234327          87   98067          87   97203        87   35048
           88  228375          88  100342          88   99458        88   35338
1994       89  221843          89   96569          89   96044        89   35556
           90  219203          90   96936          90   93504        90   35773
           91  227686          91  101657          91   98580        91   36087
           92  225091          92  101617          92   97271        92   36280
1995       93  245506          93  111514          93  104431        93   36546
           94  271285          94  122063          94  114202        94   36836
           95  298576          95  131706          95  123909        95   37005
           96  302248          96  139569          96  126735        96   37126
1996       97  317905          97  147050          97  133553        97   37585
           98  334627          98  153579          98  139376        98   37850
           99  348213          99  158217          99  143418        99   38019
          100  382268         100  171365         100  150775       100   38331
1997      101  386091         101  176009         101  148815       101   38712
          102  452576         102  206652         102  172283       102   39010
          103  502902         103  222048         103  190631       103   39400
          104  515475         104  228376         104  188286       104   39873
1998      105  570785         105  260189         105  212500       105   40271
6/30/98   106  586539         106  268697         106  216367       106   40497


A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $586,539 on June 30, 1998. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $268,697. The Fund also fared well relative to other U.S. growth funds. The average return of U.S. equity growth funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of The Guardian Park Avenue Fund. The average of U.S. growth funds on the same $10,000 investment over the same time period would have been $216,367. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE SMALL CAP FUND
---------------------------------------

[PHOTO]

Larry Luxenberg, C.F.A.
Portfolio Manager

Q. SMALL CAP STOCKS HAVE BEEN IGNORED IN THIS MARKET, WHICH HAS FAVORED LARGE CAP STOCKS. HOW HAS THE FUND FARED DURING THE FIRST HALF OF 1998?

A. This has been a discouraging period for small cap stocks as investors seem to ignore any good news and cling to anything bad. In spite of this, the actual returns have not been too bad. In the first half of 1998, the Fund had a return of 6.75%,(1) compared to 4.93% for the Russell 2000,(2) a leading index of small cap performance. For the last twelve months, the Fund had a return of 26.32%, compared to 16.51% for the Russell 2000 and 30.03% for the S&P 500.(3)

Q. WHAT WERE THE SIGNIFICANT FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?

A. We continued to overweight financial stocks, which have benefited from the current benign interest rate environment. Additionally, we added to our holdings in retailers, homebuilders and business services, which are benefiting from the extended recovery, high consumer confidence and increasing disposable income.

     In this difficult market we also emphasize systematic efforts to weed out possible sources of trouble early in the process. Companies and industries, once they begin struggling, tend to face difficulties for a long time. Investors and analysts are always amazed at how far down a stock can go. While we tend to be patient long-term investors, sometimes the old Wall Street axiom of "cut your losses" is a wise one.

Q. WHAT STRATEGIES ARE USED TO MANAGE THE FUND?

A. We look for dynamic companies with sound business models able to exploit opportunities in our fast-changing economy. Many of our companies are in businesses that did not exist a decade ago.

     Also, we continue to invest in companies whose operations are largely domestic. Most of our companies do not have much direct exposure to the Asian economies. Meanwhile, we have been looking for companies in market niches, who can heavily influence their own fate regardless of external economic forces. With outsourcing and partnerships so prevalent, small companies with important breakthroughs are able to grow much faster than in the past.

Q. WHAT IS THE OUTLOOK FOR SMALL CAP STOCKS?

A. While small cap stocks have trailed the broad market recently, historically they have outperformed large cap stocks, according to a recent Ibbotson Sinquefield study.(4) The timing of any switch in performance is uncertain, but the fundamental outlook continues to improve.

     While some small caps have had unexpected earnings difficulties, so too have some large cap stocks. But what is harder to explain is why small cap companies that have performed well and met or exceeded investors, expectations still lag the bigger cap stocks. One reason is that in times of turmoil, investors prefer perceived safety as opposed to opportunity--fear triumphs over greed. With the cloud of financial


--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%). Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses which are deducted from the Fund's returns. Likewise, return figures for the Russell 2000 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(4) The study is taken from Stocks, Bonds, Bills & Inflation 1997 Yearbook, (TM) Ibbotson, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield.

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

meltdown and disarray in Asia overhanging our markets, investors have continued to gravitate to the largest companies. A second reason is the continued popularity of indexing, much of which is tied to the S&P 500. In the short run this becomes a self-fulfilling prophecy in which cash is blindly thrown at the largest stocks. Thirdly, the U.S. economic recovery, which began during the Gulf War, is now one of the longest on record. In the early phases, corporate profit growth was rapid. Companies had downsized during the recession and profitability soared afterwards.

      Now after years of near record margins and profitability, companies are having difficulty maintaining that growth. Pricing power is confined to small sectors of the economy, wages are rising and cost cutting opportunities are much diminished. Productivity, however, has been improving. Normally, late in a bull market, investors turn to smaller and more speculative issues as performance gets harder to come by. Lately, much of that sort of attention has been confined to internet stocks and other technology issues. Investment fads can persist for long periods. In time, though, these excesses or neglected securities tend to correct. No doubt in some future report we will be remarking that small caps are the current "smash hit" among investors.

--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE SMALL CAP FUND PROFILE AS OF JUNE 30, 1998
-------------------------------------------------------------------


   --------------------------------------------
    TOP TEN HOLDINGS AS OF 6/30/98
   --------------------------------------------
    1. Fidelity National Financial, Inc.  3.07%
   --------------------------------------------
    2. AFC Cable Systems, Inc.            2.99%
   --------------------------------------------
    3. Ethan Allen Interiors, Inc.        2.03%
   --------------------------------------------
    4. Earthgrains Co.                    1.41%
   --------------------------------------------
    5. Fifth Third Bancorp                1.26%
   --------------------------------------------
    6. National RV Holdings, Inc.         1.14%
   --------------------------------------------
    7. Lone Star Industries, Inc.         1.08%
   --------------------------------------------
    8. Shopko Stores, Inc.                1.04%
   --------------------------------------------
    9. Southdown, Inc.                    0.94%
   --------------------------------------------
   10. Landamerica Financial Group, Inc.  0.92%
   --------------------------------------------
   For a complete list of portfolio holdings,
   please see the Schedule of Investments.
   --------------------------------------------

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURN(1) FOR PERIODS ENDED 6/30/98

                                            Inception                 Since
                                              Date       1 Year     Inception
--------------------------------------------------------------------------------
 Class A Shares (with sales charge)          5/1/97      20.64%      32.09%
 At Net Asset Value (without sales charge)               26.32%      37.42%
--------------------------------------------------------------------------------
 Class B Shares (with sales charge)          5/6/97      22.17%      30.36%
 At Net Asset Value (without sales charge)               25.17%      32.85%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
----------------------------------

[PHOTO]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Q. THIS HAS BEEN AN INTERESTING SIX MONTHS FOR THE U.S. STOCK AND BOND MARKETS. HOW HAS THE FUND PERFORMED?

A. In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was 17.71% and the total return on bonds, as measured by the Lehman Aggregate Bond Index,(2) was 3.93%. Our theoretical benchmark, a portfolio created to hold 60% of its value in the S&P 500 and 40% in the Lehman Aggregate would thus have returned 12.11%. The Fund's return over the period was 9.24%.(3)

     While our return relative to our benchmark was a disappointment, the Fund performed in line with its competition. We modestly trailed the 10.13% return of funds with similar objectives and policies in the Lipper(4) universe, but exceeded the median return of 8.60% produced by Morningstar's(5) universe of asset allocation funds.

Q. WHAT STRATEGIES WERE USED BY THE FUND AND HOW DID THEY AFFECT PERFORMANCE?

A. As always, the Fund is managed using quantitative models that attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets. While interest rates are the operative variables in the fixed income markets, corporate profitability and growth are added to the mix for the equity markets.

     In general, a benign interest rate environment and a healthy profit outlook led us to overweight stocks at the end of last year, moving to a more neutral position at the beginning of March. Specifically, our stock/bond/cash mix at year-end was 76%/20%/4% and was lowered to 63%/21%/16% at the beginning of March. By the end of April, we had moved to a 50%/50%/0% mix as a rise in interest rates made stocks relatively less attractive than bonds. These weightings should be compared to the completely neutral 60%/40%/0% mix that we would expect to own when the markets were all fairly valued relative to one another.

     The increased caution that we have shown by maintaining this modest underweighting in stocks for the past two months has, so far, proved unnecessary as stocks have risen another 2.27% (as measured by the S&P 500) since then.

Q. WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THOSE EXPECTATIONS?

A. At present, we maintain our somewhat cautious approach to the stock market with exposures of approximately 50%/50%/0% to the stock, bond and cash markets respectively. We will maintain this stance until either interest rates decline sufficiently or corporate profitability rebounds in spite of a slowing economy.

--------------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%). Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(5) Morningstar is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND PROFILE
AS OF JUNE 30, 1998
------------------------------------------

                      PORTFOLIO COMPOSITION BY ASSET CLASS


                   [GRAPHICAL REPRESENTATION OF 2 PIE CHARTS]


          Cash     4%                               Stocks  50%
          Stocks  76%                               Bonds   50%
          Bonds   20%

   AS OF DECEMBER 31, 1997                      AS OF JUNE 30, 1998


The market exposure shown above provides a comparison of the Fund's allocation to different market segments. For a complete listing of Fund holdings, please refer to the Schedule of Investments.


------------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 6/30/98

                                                  Inception                                          Since
                                                    Date        1 Year     3 Years     5 Years     Inception
------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                2/16/93       13.62%      18.84%      14.60%       14.87%
At Net Asset Value (without sales charge)                       18.97%      20.68%      15.66%       15.86%
------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                5/1/96        14.84%        N/A         N/A        20.18%
At Net Asset Value (without sales charge)                       17.84%        N/A         N/A        20.93%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
-------------------------------------------------

[PHOTO]

  R. Robin Menzies,
  Portfolio Manager


Q. HOW DID THE FUND PERFORM FOR THE FIRST SIX MONTHS OF 1998?

A. The first six months, and particularly the second quarter of the year, was packed with incident: the new European currency was successfully launched and the European Central Bank got under way, while in Asia the Japanese economy and currency weakened and the Asian crisis deepened. The contrast between generally good news in the west and bad news in the east was reflected in market movements. For the first half of 1998 the Fund returned 18.79%,(1) while the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East
(EAFE) Index(2) returned 16.08% during this period. Even in the west, where equities performed well, there were signs that investors were beginning to favor bond markets as the quarter progressed. This tendency was less marked in Europe than it was in the U.S., where earnings growth is clearly slowing and Treasury obligations attracted those looking for a safe haven.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE AND
WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. We always felt that the Asian crisis would deepen and so resisted the temptation to reinvest in those markets when they staged an ill-founded recovery earlier in the year. In fact, Asian markets have deteriorated even more than we anticipated. A vicious circle has developed in which worsening Asian prospects undermine confidence in Japanese banks and exporters, weakening the yen, which in turn makes it more difficult for the rest of Asia to export its way out of trouble. There is a danger that this vortex will suck in the Chinese, which would have a very harmful effect on the whole region. The only way for this vicious circle to be broken is for the Japanese economy to stabilize, and this requires continual fiscal stimulus (the most recently announced package is just starting to take effect) backed up by structural reform. The likelihood is that the Japanese will do just enough to stop the situation deteriorating dramatically--but the possibility that they might not is the single greatest threat to world financial markets at the moment.

      We believe that detailed analysis of the businesses of individual companies has been the best route to investment success. As a result, we have had a low weighting in Japan for the Fund, and the Japanese holdings have been concentrated in companies that are global leaders in areas like electronics, office equipment, and auto manufacturing. And it was our company analysis that deterred us from going back into the other Asian markets which bounced in the first quarter and then retreated again. We have little invested there.

      On the surface at least, it is surprising that European stock markets have continued to perform very well despite the problems of Asia. On further investigation, however, the good performance does have solid foundations:
European companies are continuing to restructure and pass on more of the benefits of their success to shareholders; euro interest rates will remain sustainably low for some time to come and, on top of this, the long-awaited recovery is finally taking place. The result is that top line growth is amplifying the effect of cost cutting, which is leading to strong earnings

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%). Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The MSCI EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and its returns do not reflect expenses that have been deducted from the Fund's return.
--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

growth against a background of low interest rates. This happy combination is likely to persist as there is still considerable underused capacity on the Continent. It is not surprising, therefore, that European markets have done well and we continue to have a heavy weighting in them.

     It is worth saying something about the effect that the Asian crisis has had so far on the global economy. The crisis has had two main outcomes, as far as the rest of the world is concerned: it has altered trade patterns and depressed commodity prices. Western exports to Asia have fallen sharply, and this has shown up in deteriorating trade deficits. Few Asian countries are showing much increase in exports in U.S. dollar terms, although volumes have picked up. In any case, the effect is likely to be a slightly dampening one on growth in the West.

     Industrial commodities are now 24.3% cheaper in U.S. dollar terms than they were a year ago using the Economist index, and the Brent crude oil price is 22.3% lower. These sharp declines are damaging some countries (Chile, for example with its dependence on copper, and Norway with its huge oil revenues), but the overall effect is likely to be positive on margins and inflation.

     As a result of these two Asian effects (lower growth because of weaker trade and lower inflation), the balance of attraction tipped towards bonds in most markets during the quarter, apart from in Europe, where growth and profits remain strong.

Q. WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL MARKET?

A. The final piece of the jigsaw puzzle is the so called 'technical position,' in other words the supply and demand for equities in world markets. This remains extremely favorable and goes a long way to explain equity markets' resilience. The retirees of the future are pouring money into equities and there is a significant switch in favor of equities away from traditional cash and bond based investments taking place in Europe. At the same time, equity issuance remains very low. The favorable technical position and Europe's good prospects are the two main supports for our generally optimistic view.

     We are positive about Continental Europe, less so about the UK. Many of the smaller Asian economies have deep seated problems. The progress of reform in Japan is an important factor for markets. We believe that the authorities are likely to do just enough to get by. Markets in the rest of the world will probably continue to receive support from technical factors and try their hardest to put a positive interpretation on bad news from Asia.

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND PROFILE
AS OF JUNE 30, 1997
--------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 6/30/98

                                                  Inception                                          Since
                                                    Date        1 Year     3 Years     5 Years     Inception
------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                2/16/93       10.76%      16.74%      13.62%       14.41%
At Net Asset Value (without sales charge)                       15.98%      18.55%      14.67%       15.39%
------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                5/1/96        11.68%        N/A         N/A        14.06%
At Net Asset Value (without sales charge)                       14.68%        N/A         N/A        14.85%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
--------------------------------------------------------------------------------

[PHOTO]



Edward H. Hocknell
Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 1998?

A. For the six months ended June 30, 1998, the Fund had a total return of -20.54%,(1) compared with a return of -19.87% over the same period from the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.(2) The Fund's performance was hit by the renewed weakness in the emerging markets following investors' reappraisal of the depth of the Asian crisis. Asian markets performed worse, but the others did not escape. One effect of the Asian crisis was to spread concerns (partially with respect to Latin America) about growth, commodity prices and the interest rates that other emerging economies would have to pay in the future. Central European markets were largely unharmed during the period (Poland's market, for example, rose by over 14%).

Q. WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FUND?

A. We remained overweighted in the Latin American and Central European markets during the period. This strategy hurt us in the first quarter of the year as Asia enjoyed a short lived recovery, but was beneficial over the period as a whole.

     The outlook for the emerging markets is clouded by the deteriorating situation in Asia. Years of low interest rates have led to excessive investment and bad debts, which have severely weakened the financial infrastructure of many Asian economies. Whatever problems Latin America suffers from, they are not the result of years of low interest rates and excessive investment. Nevertheless, emerging market investors have shown once again their tendency to tar all the emerging markets with the same brush. Geographic diversification has provided little protection (in the short term at least). There has been no place to hide.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND AND WHAT IS YOUR OUTLOOK GOING FORWARD?

A. The crisis rumbles on in Asia. There will be no quick bailout on the Mexican model. Some countries have responded well to the challenge--Korea is a good example--and others, such as China, Taiwan and India, have enough momentum to maintain their growth, albeit at a lower level than in recent years. These are the countries where we have maintained an exposure for the Fund in the belief that, from a longer term perspective, some excellent companies can now be bought at very low valuations. We are keeping pretty well clear of Indonesia, Thailand and Malaysia where massive amounts of capital are still required to stabilize the situation. Our perception is that consensus expectations for Asian growth and profitability over the next couple of years are only just now beginning to catch up with reality, having previously been too high, so it is still too early to become optimistic about equity prices there. We should also like to see evidence that the Japanese yen has stabilized before becoming more confident about the region.

The situation in Latin America is quite different. Governments there reacted sensibly to the Asian crisis; although growth has decelerated as rates have had to rise, we do not expect the tough monetary disciplines of recent years to be abandoned. Shares are reasonably valued on undemanding expectations for earnings

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%). Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2)  The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
     (EMF) is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------
growth, and the better companies have continued to cut costs and consolidate. We think the fears about continuing reform in Brazil are overdone; the market is now trading at less than 10 times 1998 earnings and has been depressed by extraneous concerns (a possible currency crisis in Russia, for example). The Fund now has a heavy weighting in Brazil.

     We have recently become more optimistic about Central Europe (Poland, Hungary and the Czech Republic). Markets there have been quite weak and are reasonably valued. We expect them to show good earnings growth again this year. They are all beneficiaries of a stronger recovery than expected in Germany, and there is now the prospect (however distant) of eventual inclusion in the single European currency, which will have a beneficial effect on interest rates and long term inflation expectations.

     To sum up: The emerging markets have taken a beating, but the concept is still intact and good growth prospects can be found there at lower valuations than elsewhere. We need to see some stability in Asia before becoming really confident, but the longer term prospects are good.

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
PROFILE AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

  TOP 10 HOLDINGS

  COMPANY                           COUNTRY         NATURE OF COMPANY
--------------------------------------------------------------------------------
   1. Telesp                        Brazil          Telecommunications
--------------------------------------------------------------------------------
   2. CIE                           Mexico          Media & Entertainment
--------------------------------------------------------------------------------
   3. Telebras ADR                  Brazil          Telecommunications
--------------------------------------------------------------------------------
   4. Banco Itau                    Brazil          Banking
--------------------------------------------------------------------------------
   5. Siliconware Precision Ind.    Taiwan          Industrial
--------------------------------------------------------------------------------
   6. Orient Semiconductor Elect.   Taiwan          Electricals
--------------------------------------------------------------------------------
   7. Bank Handlowy                 Poland          Banking
--------------------------------------------------------------------------------
   8. Bank Roswoju Eksport          Poland          Banking
--------------------------------------------------------------------------------
   9. Comp. Brasileiras de Dist.    Brazil          Retail
--------------------------------------------------------------------------------
  10. Elektrim                      Poland          Electricals
--------------------------------------------------------------------------------

     For a complete list of portfolio holdings, please see the Schedule of Investments.

                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION

                     [GRAPHICAL REPRESENTATION OF PIE CHART

                               South Africa--4.8%
                               Cash--11.0%
                               Eastern Europe--15.3%
                               Asia--18.3%
                               Latin America--50.6%

--------------------------------------------------------------------------------
              TOTAL RETURNS(1) FOR PERIOD FROM INCEPTION TO 6/30/98

                                              Inception                  Since
                                                Date       1 Year      Inception
--------------------------------------------------------------------------------
   Class A Shares (with sales charge)          5/1/97      -35.90%      -26.57%
   At Net Asset Value (without sales charge)               -32.88%      -23.61%
--------------------------------------------------------------------------------
   Class B Shares (with sales charge)          5/6/97      -36.23%      -27.65%
   At Net Asset Value (without sales charge)               -34.26%      -25.72%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
-----------------------------------------

   [PHOTO]

 Thomas G. Sorell, C.F.A.
  Co-Portfolio Manager

   [PHOTO]

  Howard W. Chin
  Co-Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 1998?

A. The Fund performed well for the first half of 1998. The Fund had a total return of 3.87%(1) for the six months ended June 30, 1998, exceeding the return of the average fund in our Lipper Intermediate Investment Grade peer group,(2) which returned 3.61% for the same period. This group consists of mutual funds that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) which is not available for direct investment, returned 3.93% for the first half of 1998.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Early in the year market participants expected that the Asian financial crisis would significantly slow U.S. economic growth and might motivate the Federal Reserve to ease monetary policy. However, as it became apparent that U.S. domestic demand remained robust and that the Asian effect might not reduce growth sufficiently to alleviate inflationary pressures from developing, market psychology changed to one of expecting the Fed to leave rates unchanged. The Fed's patience and inaction proved appropriate as the economy grew 5.5% in the first quarter but slowed to 1.4% in the second quarter.

     Although it was not clear to what degree the financial crisis in Asia would slow U.S. economic growth, there is no doubt that it caused a flight to quality as both U.S. and international investors sought U.S. Treasuries as a safe investment haven. By July, Treasury rates had declined 15 to 30 basis points along the yield curve, with the 30-year Treasury bond declining to its lowest level (5.57%) since first issued in 1977.

     Unlike 1997, when the Fund's performance was driven by its overweight in the spread product sectors (corporate bonds, mortgage- and asset-backed securities), performance in the first half of 1998 was driven by the Treasury sector. For the most part, spread products have lagged the performance of Treasuries in 1998. As the year began, the Fund was properly positioned for this, being overweighted in U.S. Treasuries, and the Fund's performance benefited. As the year progressed, the Fund began to reduce the Treasury position and reinvest in cheaper spread sectors, particularly corporate and mortgage-backed securities. This strategy worked until further spread widening in June, and ultimately acted as a small positive contribution to overall performance for the first half of the year.

     As mentioned earlier, the corporate bond sector experienced some volatility during the first half of 1998, returning 4.15% as measured by the Lehman Corporate Bond Index, but underperformed comparable-duration Treasuries by 25 basis points, or 0.25%. Corporate bonds began the year by underperforming by 54 basis points (0.54%) on a duration-adjusted basis(4) in January, and under-performed once again in June by 47 basis points (0.47%). In the intervening months, the corporate market performed fairly well but not enough to overcome January and June's negative returns.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed, on an annual basis, 0.75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(4) Duration-adjusted, expressed in percentage terms, represents the excess return over the weighted average return of a group of similar duration Treasuries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Historically low interest rates were a significant contributor to the sector's underperformance as corporations deluged the market with new issuance to take advantage of attractive financing rates. As of June 30, 1998, corporate issuance had exceeded $200 billion; an increase of $70 billion relative to the comparable period last year.

     Within the corporate market, only two sectors outperformed Treasuries during the first half of 1998; Finance and Media/Cable. The Fund was well represented in these two sectors.

     The mortgage-backed securities sector returned 3.38% in the first half of 1998 as measured by the Lehman Mortgage-Backed Index, and outperformed comparable-duration Treasuries by 0.10%. Interest rate volatility continued to remain at low levels, and although low Treasury yields have caused prepayment concerns, the Fund was positioned favorably since a high percentage of its holdings were in below par mortgages, which have less exposure to prepayment risk relative to higher coupons. Much of the widening observed in the mortgage-backed sector was experienced by the higher coupons.

     The Fund also offset some of its prepayment risk by adding mortgage-related asset-backed securities such as home equity loans and manufactured housing loans which have less incentive to refinance due to their lower loan balances. Asset-backed securities returned 3.61% as measured by the Lehman Asset-Backed Index, but turned in the best performance among the various components of the Index on a duration-adjusted basis, outperforming Treasuries by 0.21%.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND AND WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

A. Owning corporate, mortgage-backed and asset-backed securities provided a small positive return to the Fund's performance, while our early defensive position in U.S. Treasuries served us extremely well. We currently believe that corporate and mortgage-backed valuations are the most attractive that they have been in some time, but nevertheless we remain cautious and will be very selective with respect to both the corporate credits and the mortgage risk exposure we include in the Fund. As always, we will continue to adjust asset allocations to reflect changes in sector valuations and take advantage of attractive investment opportunities.

--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
PROFILE AS OF JUNE 30, 1998
---------------------------

                 [GRAPHICAL REPRESENTATION OF PIE CHART]

                    Yankee Bonds--1.4%
                    Cash Equivalents--3.4%
                    Multi-Class MBS--5.2%
                    Asset-Backed--11.4%
                    Mortgage Pass Throughs--13.7%
                    U.S. Government Securities--32.2%
                    Corporate Bonds--32.7%

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 6/30/98

                                   Inception                             Since
                                    Date      1 Year  3 Years  5 Years Inception
--------------------------------------------------------------------------------
   Class A Shares
    (with sales charge)             2/16/93    4.31%    5.34%    4.66%    4.96%
   At Net Asset Value
    (without sales charge)                     9.23%    6.97%    5.63%    5.86%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             15

--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
----------------------------

          [PHOTO

Alexander M. Grant, Jr.
Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?

A. The Fund produced a total return of 2.31%(1) for the six-month period ended June 30, 1998. The Lehman Municipal Bond Index,(2) which is not available for direct investment, produced a total return of 2.69% for the same period.

     Another important comparison that should be considered when measuring the Fund's performance is how it stacks up to its peers. Lipper Analytical, a service that ranks general municipal bond funds by total rate of return, is a good source of this information.(3) Based on peer group comparisons, the Fund ranked, for the first six months of 1998, 115 out of 246 funds with the same objective. The average Lipper municipal bond fund return for that period was 2.26%.

     As of June 30, 1998 the Fund's 30-day yield was 4.46%, which provides a taxable equivalent yield of 7.38% for a person in the highest federal income tax bracket.

 Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The biggest factor affecting the Fund's performance was the 51% jump in year-to-date municipal bond new issue volume above 1997 levels. Seeing 30-year Treasury bond yields at or close to historic lows, municipal bonds issuers have flooded the market with new money as well as refunding bonds. In June alone, long-term municipal bond sales jumped 20% from sales in June 1997 and reflected the highest issuance since 1993.

     The combination of this high new issue volume and continued stock market appeal for investor dollars drove the municipal bond market to underperform long Treasury bonds. The latter, unlike the municipal bond market, benefited in part by investors fleeing the troubled emerging markets. Consequently, the municipal market did not experience the Treasury market's rallies. The ratio of long-term municipal bond yields as a percentage of Treasury yields are at 12-month highs.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND DURING THIS PERIOD?

A. With the flood of new issues along with weak demand, buying opportunities presented themselves. With our disciplined investment strategy we looked to swap old bonds with lower yields and undesirable structures into new issues with higher yields and better structures. Guiding our decisions are the bond analytics systems we have internally developed, which help us identify the most attractive sells and buys for maximizing portfolio performance. We continued to avoid lower quality bonds, as the "risk-reward" of narrow credit spreads did not justify their purchase. Additionally, we focused on the strongly secured national trading name General Obligation and Revenue bonds since the market was glutted with bonds and the ones we liked were available at attractive prices.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed, on an annual basis, 0.75% of the Fund's average daily net assets. Without these expense assumptions, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost

(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the expenses that have been deducted from the Fund's return. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses .
--------------------------------------------------------------------------------
16

Additionally, we tended to minimize buying insured bonds and only bought them when we were satisfied with the underlying credit quality of the bond and would pay little or nothing for the insurance. We have found that even generic AA state general obligation and revenue bonds, while lower in rating than an insured AAA bond, are better trading bonds with much more liquidity in both up and down markets.

--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND PROFILE
AS OF JUNE 30, 1998
------------------------------------


--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 6/30/98

                              Inception                                Since
                                Date    1 Year   3 Years   5 Years   Inception
--------------------------------------------------------------------------------
Class A Shares (with sales
  charge)                     2/16/93    3.29%    5.55%     3.62%      4.01%
At Net Asset Value (without
  sales charge)                          8.16%    7.18%     4.58%      4.90%
--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
---------------------------------

            [PHOTO]

  Alexander M. Grant, Jr.
  Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 1998?

A. As of June 26, 1998, the effective 7-day annualized yield for the Fund was 4.70%.(1) The Fund produced an annualized total return of 4.75%(2) in the first half of 1998. In contrast, the effective 7-day annualized yield of Tier One money market funds, as measured by IBC Financial Data, was 4.91% on June 26, 1998. These funds had a six-month total return of 4.95% for the period ended June 30, 1998. IBC Financial Data is a research firm that tracks money market funds.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. The Federal Reserve last changed the Fed Funds target from 5.25% to 5.50% on March 25, 1997. This move followed several months of strong economic data particularly with respect to housing data, consumer consumption and payroll data. The Discount Rate was left unchanged at 5.00%. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Uncertainty with the direction of the stock market contributed to large daily inflows and outflows of funds in the Cash Management Fund. As the stock market rallied, cash was transferred by our investors to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the portfolio's average maturity--26 days as of June 30, 1998. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 52 days.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. The Guardian Cash Management Fund is a place for our investors to put their money while they determine their preferred long term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service, Inc. and Standard & Poor's Corporation for the Fund's portfolio. Most of the portfolio (85.2%) was invested in commercial paper; the balance (14.8%) was invested in repurchase agreements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

(1) Yields are annualized historical figures and will vary as interest rates change. Effective yield assumes that income is reinvested. Yields will vary as interest rates change. Past performance is not a guarantee of future results. Throughout the six months ending June 30, 1998, the investment adviser for the Fund assumed the operating expenses of the Fund to the extent that they exceeded, on an annual basis, 0.85% of the Fund's average daily net assets. Without these expense assumptions, the Fund's performance and yields would have been lower.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Since June 1, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceeed, on an annual basis, 0.85% of the Fund's average daily net assets. Without these expense assumptions, the performance figures would have been lower. The total return and yield figures cited represent total return and yield for both Class A and Class B shares. Total return figures do not take into account the current maximum sales charges. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------
18

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

O The Guardian Park Avenue Fund

--------------------------------------------------------------------------------
COMMON STOCKS -- 93.0%
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.7%
      39,000    Alliant Techsystems, Inc.*                           $ 2,466,750
      80,000    Cordant Technologies, Inc.                             3,690,000
      68,800    General Dynamics Corp.                                 3,199,200
      48,889    Lockheed Martin Corp.                                  5,176,123
     115,580    Northrop Grumman Corp.                                11,919,188
     138,950    Precision Castparts Corp.                              7,416,456
      98,800    Rockwell Int'l. Corp.                                  4,748,575
      50,000    Sundstrand Corp.                                       2,862,500
     128,200    United Technologies Corp.                             11,858,500
                                                                     -----------
                                                                      53,337,292
--------------------------------------------------------------------------------
AIR TRANSPORTATION -- 1.7%
      63,000    Alaska Air Group, Inc.*                                3,437,438
     125,000    America West Hldg. Corp.*                              3,570,313
     348,000    AMR Corp., DE*                                        28,971,000
      43,000    Comair Hldgs., Inc.                                    1,327,625
     100,000    Continental Airlines, Inc.*                            6,087,500
      75,000    Delta Airlines, Inc.                                   9,693,750
      37,000    UAL Corp.*                                             2,886,000
                                                                      55,973,626
                                                                     -----------
--------------------------------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.8%
     176,000    Ethan Allen Interiors, Inc.                            8,789,000
     141,000    Furniture Brands Int'l., Inc.*                         3,956,812
     100,000    Hon Industries, Inc.                                   3,400,000
      80,000    Knoll Corp.*                                           2,360,000
      60,000    Leggett & Platt, Inc.                                  1,500,000
     180,000    Herman Miller, Inc.                                    4,376,250
                                                                     -----------
                                                                      24,382,062
--------------------------------------------------------------------------------
AUTOMOTIVE -- 2.1%
     150,000    Chrysler Corp.                                         8,456,250
     940,000    Ford Motor Co.                                        55,460,000
      69,700    General Motors Corp.                                   4,656,831
                                                                     -----------
                                                                      68,573,081
--------------------------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.6%
      38,000    Arvin Industries, Inc.                                 1,379,875
      68,000    Cooper Tire & Rubber Co.                               1,402,500
      84,000    Goodyear Tire & Rubber Co.                             5,412,750
     104,500    Kaydon Corp.                                           3,690,156
     282,933    Meritor Automotive, Inc.                               6,790,392
      24,000    Modine Mfg. Co.                                          831,000
      18,000    Timken Co.                                               554,625
                                                                     -----------
                                                                      20,061,298
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
      56,100    Amgen, Inc.*                                           3,667,538
--------------------------------------------------------------------------------
  BUILDING MATERIALS AND HOMEBUILDERS -- 0.9%
      33,000    Centex Construction Products, Inc.                     1,270,500
      16,500    Crossman Communities, Inc.*                              501,188
      65,000    Fleetwood Enterprises, Inc.                            2,600,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
     150,000    D.R. Horton, Inc.*                                  $  3,131,250
      92,500    Lafarge Corp.                                          3,636,406
      63,000    Lennar Corp.                                           1,858,500
       6,700    Lone Star Industries, Inc.                               516,319
      50,555    Martin Marietta Materials, Inc.                        2,274,975
      18,000    Medusa Corp.                                           1,129,500
      62,000    Southdown, Inc.                                        4,425,250
      65,000    USG Corp.                                              3,518,125
      24,000    U.S. Home Corp.*                                         990,000
       6,300    Valspar Corp.                                            249,637
      38,600    Vulcan Materials Co.                                   4,118,138
                                                                     -----------
                                                                      30,219,788
--------------------------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 0.0%
      40,000    AFC Cable Systems, Inc.*                               1,420,000
--------------------------------------------------------------------------------
CHEMICALS -- 3.9%
      68,000    Albemarle Corp.                                        1,500,250
     233,400    Cambrex Corp.                                          6,126,750
      49,000    Carlisle Cos., Inc.                                    2,110,063
     115,000    Crompton & Knowles Corp.                               2,896,562
      36,900    Dexter Corp.                                           1,173,881
     270,000    Dow Chemical Co.                                      26,105,625
     551,600    E.I. Dupont de Nemours, Inc.                          41,163,150
     230,000    Lyondell Petrochemical Co.                             7,000,625
     150,000    Millennium Chemicals, Inc.                             5,081,250
     153,500    Minnesota Mining & Mfg. Co.                           12,615,781
     146,100    Morton Int'l., Inc.                                    3,652,500
      65,000    PPG Industries, Inc.                                   4,521,562
      25,000    Rohm & Haas Co.                                        2,598,438
     215,000    Solutia, Inc.                                          6,167,812
      43,700    Union Carbide Corp.                                    2,332,488
                                                                     -----------
                                                                     125,046,737
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.9%
       8,000    ChoicePoint, Inc.*                                       405,000
     215,000    Computer Associates Int'l., Inc.                      11,945,938
      27,000    DST Systems, Inc.*                                     1,512,000
       7,500    J.D. Edwards*                                            322,031
     932,000    Microsoft Corp.*                                     101,005,500
      74,000    Sterling Software, Inc.*                               2,187,625
     100,000    SunGuard Data Systems, Inc.*                           3,837,500
      65,000    Symantec Corp.*                                        1,698,125
      36,000    Wind River Systems, Inc.*                              1,291,500
                                                                     -----------
                                                                     124,205,219
--------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 6.1%
      24,000    Apple Computer, Inc.*                                    687,000
     325,300    Compaq Computer Corp.                                  9,230,387
      37,200    Honeywell, Inc.                                        3,108,525
     602,100    Int'l. Business Machines                              69,128,606
     459,600    Lexmark Int'l. Group, Inc.*                           28,035,600
     150,000    Pitney Bowes, Inc.                                     7,218,750
--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
      30,600    Sanmina Corp.*                                      $  1,327,275
   1,465,600    Storage Technology Corp.*                             63,570,400
     240,200    Sun Microsystems, Inc.*                               10,433,687
     186,600    Western Digital Corp.*                                 2,204,213
                                                                    ------------
                                                                     194,944,443
--------------------------------------------------------------------------------
CONGLOMERATES -- 0.7%
      90,000    Loews Corp.                                            7,841,250
     190,000    Textron, Inc.                                         13,620,625
                                                                    ------------
                                                                      21,461,875
--------------------------------------------------------------------------------
CONTAINERS-METALS AND PLASTIC -- 0.1%
      37,000    Aptargroup, Inc.                                       2,300,937
--------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.0%
      14,400    Alberto-Culver Co.                                       365,400
      15,666    Herbalife Int'l., Inc.                                   323,111
                                                                    ------------
                                                                         688,511
--------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 9.4%
   1,060,000    Abbott Laboratories                                   43,327,500
      65,820    Allegiance Corp.                                       3,373,275
     240,000    American Home Products Corp.                          12,420,000
     302,000    Arterial Vascular Engineering, Inc.*                  10,796,500
      19,500    Biomet, Inc.*                                            644,719
     463,200    Bristol-Myers Squibb Corp.                            53,239,050
      25,000    Health Care & Retirement Co.*                            985,938
     145,000    Lincare Hldgs., Inc.*                                  6,099,062
     319,300    Merck & Co., Inc.                                     42,706,375
      27,000    Patterson Dental Co.*                                    988,875
     734,900    Pfizer, Inc.                                          79,874,444
      27,000    Safeskin Corp.*                                        1,110,375
     517,400    Schering-Plough Corp.                                 47,406,775
                                                                    ------------
                                                                     302,972,888
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.9%
     998,000    General Electric Co.                                  90,818,000
      25,000    Hubbel, Inc.                                           1,040,625
                                                                    ------------
                                                                      91,858,625
--------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.1%
      46,000    Analogic Corp.                                         2,058,500
      30,600    Dynatech Corp.*                                           95,625
      23,200    Fluke Corp.                                              762,700
      60,000    Tektronix, Inc.                                        2,122,500
                                                                    ------------
                                                                       5,039,325
--------------------------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.3%
     495,300    Frontier Oil Corp.*                                    3,962,400
     129,500    Giant Industries, Inc.                                 2,250,063
     167,104    Holly Corp.                                            4,302,928
      86,500    Howell Corp.                                             940,687
                                                                    ------------
                                                                      11,456,078
--------------------------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 0.5%
      16,500    Anchor Gaming*                                         1,280,812
     400,000    Carnival Corp.                                        15,850,000
                                                                    ------------
                                                                      17,130,812
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 9.2%
      25,000    Associated Bank Corp.                               $    940,625
     471,000    BankAmerica Corp.                                     40,712,063
     221,944    Bank of Boston Corp.                                  12,345,635
     130,000    Bank of New York, Inc.                                 7,889,375
      53,000    BB&T Corp.                                             3,584,125
      13,000    CCB Financial Corp.                                    1,381,250
      15,000    Centura Banks, Inc.                                      937,500
     768,520    Chase Manhattan Corp.                                 58,023,260
     153,364    Citicorp                                              22,889,577
      81,000    City National Corp.                                    2,991,937
      94,050    Comerica, Inc.                                         6,230,813
      67,875    Commerce Bankshares, Inc.                              3,313,148
      22,000    Community First Bankshares                               576,125
      20,100    Cullen Frost Bankers, Inc.                             1,090,425
      51,255    Fifth Third Bancorp*                                   3,229,065
      36,200    First Chicago NBD Corp.                                3,208,225
      40,000    First Merit Corp.                                      1,165,000
     482,200    First Union Corp.                                     28,088,150
     235,000    Fleet Financial Group, Inc.                           19,622,500
      51,989    Hubco, Inc.                                            1,861,856
      90,000    Imperial Bancorp*                                      2,700,000
      92,200    KeyCorp                                                3,284,625
      14,631    M & T Bank Corp.                                       8,105,574
     187,600    Mellon Bank Corp.                                     13,061,650
      61,060    National City Corp.                                    4,335,260
     165,496    Norwest Corp.                                          6,185,413
      34,500    Premier Bancshares, Inc., GA                             914,250
      67,500    Star Banc Corp.                                        4,311,563
     201,642    Summit Bancorp                                         9,577,995
      38,000    Union BanCal Corp.                                     3,667,000
     150,000    U.S. Bancorp, Inc.                                     6,450,000
      15,000    U.S. Trust Corp.                                       1,143,750
      52,000    Webster Financial Corp.                                1,729,000
      21,500    Wells Fargo & Co.                                      7,933,500
      36,000    Westamerica Bancor                                     1,156,500
      49,600    Zions Bancorp                                          2,635,000
                                                                    ------------
                                                                     297,271,734
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 7.9%
     302,400    American Express Co.                                  34,473,600
     200,495    Associates First Capital Corp.                        15,413,053
     155,000    Countrywide Credit Industries, Inc.                    7,866,250
      25,000    Dain Rauscher Corp.                                    1,368,750
      23,000    Donaldson, Lufkin & Jenrette Sec. Corp.                1,168,688
      10,000    Duff & Phelps Credit Rating Co.                          557,500
     124,800    A.G. Edwards, Inc.                                     5,327,400
     154,800    Federal Home Loan Mortgage Corp.                       7,285,275
     396,500    Federal National Mortgage Assn.                       24,087,375
     186,000    Franklin Resources, Inc.                              10,044,000
     125,000    H & R Block, Inc.                                      5,265,625
     200,000    Jefferies Group, Inc.                                  8,200,000
     109,333    Legg Mason, Inc.                                       6,293,481
     122,000    Lehman Brothers Hldgs., Inc.                           9,462,625
     164,800    McDonald  & Co. Investments, Inc.                      5,407,500
--------------------------------------------------------------------------------
* Non-income producineg security.             See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
     213,500    Merrill Lynch & Co., Inc.                          $  19,695,375
     251,775    Morgan Keegan, Inc.                                    6,514,678
     180,000    Morgan Stanley Dean Witter                            16,447,500
     175,000    Paine Webber Group, Inc.                               7,503,125
      26,200    Ragen MacKenzie Group, Inc.*                             396,275
     151,425    Raymond James Financial, Inc.                          4,533,286
     175,000    SLM Hldg. Corp.                                        8,575,000
     787,500    Travelers Group, Inc.                                 47,742,187
                                                                    ------------
                                                                     253,628,548
--------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 1.6%
      16,164    H.F. Ahmanson & Co.                                    1,147,644
      39,200    Astoria Financial Corp.                                2,097,200
     308,593    BankAtlantic Bancorp, Inc.                             3,762,130
      16,000    California Federal Bancorp, Inc.*                        344,000
     216,292    Charter One Financial, Inc.                            7,286,337
      70,500    Coastal Bancorp, Inc.                                  1,727,250
      20,000    Coast Federal Litigation Trust*                          302,500
     102,150    Commercial Federal Corp.                               3,230,494
     220,000    Dime Bancorp, Inc.                                     6,586,250
      46,400    Golden State Bancorp, Inc.*                            1,380,400
      46,400    Golden State Bancorp, Inc.* (warrants)                   246,500
     108,000    Greenpoint Financial Corp.                             4,063,500
      76,000    Long Island Bancorp, Inc.                              4,617,000
      40,590    MAF Bancorp, Inc.                                      1,476,461
      20,960    Pacific Crest Capital, Inc.*                             369,420
     127,200    Progressive Bank, Inc.                                 4,968,750
     525,949    Sovereign Bancorp, Inc.                                8,595,979
                                                                    ------------
                                                                      52,201,815
--------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 1.4%
      66,220    CKE Restaurants, Inc.                                  2,731,575
      48,256    Earthgrains Co.                                        2,696,304
     189,000    Fortune Brands, Inc.                                   7,264,688
     100,000    Interstate Bakeries Corp.                              3,318,750
     338,700    Philip Morris Cos., Inc.                              13,336,313
      72,600    Pioneer Hi-Bred Int'l., Inc.                           3,003,825
     125,000    Sara Lee Corp.                                         6,992,188
      38,000    Smithfield Foods, Inc.*                                1,159,000
      63,000    Universal Corp., VA                                    2,354,625
                                                                    ------------
                                                                      42,857,268
--------------------------------------------------------------------------------
FOOTWEAR -- 0.3%
     107,200    Footstar, Inc.*                                        5,145,600
      49,000    Payless ShoeSource, Inc.*                              3,610,687
      64,000    Stride Rite Corp.                                        964,000
                                                                    ------------
                                                                       9,720,287
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.5%
     186,700    Dial Corp.                                             4,842,531
     478,600    Procter & Gamble Co                                   43,582,512
                                                                    ------------
                                                                      48,425,043
--------------------------------------------------------------------------------
INSURANCE -- 6.1%
      37,500    Allied Group, Inc.                                     1,755,469
     487,800    Allstate Corp.                                        44,664,188
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
      30,000    W.R. Berkley Corp.                                  $  1,201,875
     134,000    Chicago Title Corp.*                                   6,189,125
      46,000    Chubb Corp.                                            3,697,250
     153,000    Cigna Corp.                                           10,557,000
      40,000    CMAC Investment Corp.                                  2,460,000
      24,000    Enhance Financial Svcs. Group, Inc.                      810,000
     130,000    Equitable Cos., Inc.                                   9,741,875
      98,000    Everest Reinsurance Hldgs                              3,766,875
      40,500    Executive Risk, Inc.                                   2,986,875
      33,000    Fidelity National Financial, Inc.                      1,313,812
      37,000    Financial Sec. Assur. Hldgs. Ltd.                      2,173,750
      74,000    General RE Corp.                                      18,759,000
      90,100    Hartford Financial Svcs. Group, Inc.                  10,305,187
     150,000    Horace Mann Educators Corp.                            5,175,000
      54,000    Jefferson Pilot Corp.                                  3,128,625
      63,120    Liberty Financial Cos., Inc.                           2,177,640
     118,000    Lincoln National Corp., Inc.                          10,782,250
     237,000    Marsh & McLennan Cos., Inc.                           14,323,687
      50,600    MBIA, Inc.                                             3,788,675
      30,000    Mercury General Corp.                                  1,933,125
     206,000    MGIC Investment Corp.                                 11,754,875
     229,500    Old Republic Int'l. Corp.                              6,727,219
     134,000    Penn America Group, Inc.*                              1,809,000
      58,000    Reinsurance Group of America*                          2,976,125
      56,706    ReliaStar Financial Group                              2,721,888
     130,045    St. Paul Cos., Inc.                                    5,470,018
      92,250    State Auto Financial Corp.                             2,940,469
       8,000    Unitrin, Inc.                                            556,000
                                                                    ------------
                                                                     196,646,877
--------------------------------------------------------------------------------
LODGING -- 0.1%
     100,000    Fairfield Communities, Inc.*                           1,918,750
     135,000    Prime Hospitality Corp.*                               2,354,063
                                                                    ------------
                                                                       4,272,813
--------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 0.7%
     100,500    AAR Corp.                                              2,971,031
      72,500    Dover Corp.                                            2,483,125
      93,000    Eaton Corp.                                            7,230,750
      54,100    Illinois Tool Works, Inc.                              3,607,794
     102,500    Parker Hannifin Corp.                                  3,907,813
      25,000    SPX Corp.*                                             1,609,375
                                                                    ------------
                                                                      21,809,888
--------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 3.0%
     120,400    Dayton Hudson Corp.                                    5,839,400
     125,000    Federated Department Stores, Inc.*                     6,726,562
     215,000    Fred Meyer, Inc., DE*                                  9,137,500
      87,000    Shopko Stores, Inc.*                                   2,958,000
      40,000    Stein Mart, Inc.*                                        540,000
     376,800    TJX Cos., Inc.                                         9,090,300
   1,001,900    Wal-Mart Stores, Inc.                                 60,865,425
                                                                    ------------
                                                                      95,157,187
--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.6%
      38,000    Cardinal Health, Inc.                              $   3,562,500
     261,956    CVS Corp.                                             10,199,912
      37,000    General Nutrition Cos., Inc.*                          1,151,625
      75,000    Walgreen Co.                                           3,098,437
                                                                    ------------
                                                                      18,012,474
--------------------------------------------------------------------------------
MERCHANDISING-FOOD -- 1.1%
     240,000    Albertson's, Inc.                                     12,435,000
     377,650    Safeway, Inc.*                                        15,365,634
      20,000    Suiza Foods Corp.*                                     1,193,750
     113,000    Supervalu, Inc.                                        5,014,375
                                                                    ------------
                                                                      34,008,759
--------------------------------------------------------------------------------
MERCHANDISING-MASS -- 0.1%
      43,500    Brylane, Inc.*                                         2,001,000
      20,000    Lands End, Inc.*                                         632,500
                                                                    ------------
                                                                       2,633,500
--------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 2.9%
      42,300    Best Buy, Inc.*                                        1,530,625
      69,000    BJ's Wholesale Club, Inc.*                             2,803,125
      71,000    The Dress Barn*                                        1,766,125
     360,000    GAP, Inc.                                             22,185,000
     370,000    Home Depot, Inc.                                      30,733,125
      46,600    Lowes Cos., Inc.*                                      1,890,213
     237,500    Pier 1 Imports, Inc.                                   5,670,312
     143,750    Proffitts, Inc.*                                       5,803,906
     159,000    Ross Stores, Inc.*                                     6,837,000
     250,000    Tandy Corp.                                           13,265,625
      32,500    Tiffany & Co., Inc.                                    1,560,000
                                                                    ------------
                                                                      94,045,056
--------------------------------------------------------------------------------
METALS-MISCELLANEOUS -- 0.1%
      47,619    Alumax, Inc.                                           2,208,331
--------------------------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.1%
      69,000    Aeroquip-Vickers, Inc.                                 4,027,875
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.8%
      70,000    American Greetings Corp.                               3,565,625
     174,200    Cognizant Corp.*                                      10,974,600
      36,000    Interpublic Group Cos., Inc.                           2,184,750
      90,000    A.C. Nielsen Corp.*                                    2,272,500
     190,000    Valassis Communications, Inc.*                         7,326,875
                                                                    ------------
                                                                      26,324,350
--------------------------------------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.1%
     153,000    Mitchell Energy & Dev. Corp.                           2,945,250
--------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 1.6%
      78,400    Barrett Resources Corp.*                               2,935,100
     238,900    Basin Exploration, Inc.*                               4,210,612
      64,300    Callon Petroleum Co.*                                    920,294
     263,600    Chieftain Int'l., Inc.*                                6,244,025
     153,000    Devon Energy Corp.                                     5,345,437
     190,401    Diamond Offshore Drilling, Inc.                        7,616,009
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
      26,100    Forcenergy Gas Exploration, Inc.*                  $     464,906
      97,200    Meridian Resource Corp.*                                 686,475
     497,300    Petromet Resources Ltd.*                               1,118,925
      46,000    Petsec Energy Ltd.*                                      744,625
      60,000    Pride Int'l., Inc.*                                    1,016,250
     570,000    Rigel Energy Corp.*                                    5,190,446
     204,600    St. Mary Land & Exploration Co.                        4,935,975
      91,300    Snyder Oil Corp.                                       1,820,294
     152,100    Vastar Resources, Inc.                                 6,644,869
                                                                    ------------
                                                                      49,894,242
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 2.2%
     150,000    BJ Services Co.*                                       4,359,375
      85,960    Camco Int'l., Inc.                                     6,694,135
      64,000    Cooper Cameron Corp.*                                  3,264,000
      82,900    ENSCO Int'l., Inc.                                     1,440,388
     121,000    Halliburton Co.                                        5,392,062
     190,500    Input/Output, Inc.*                                    3,393,281
     466,400    Nabors Industries, Inc.*                               9,240,550
     200,000    Noble Drilling Corp.*                                  4,812,500
     127,700    Offshore Logistics, Inc.*                              2,266,675
     215,600    Schlumberger Ltd.                                     14,728,175
      80,000    Smith Int'l., Inc.*                                    2,785,000
      52,000    Transocean Offshore, Inc.                              2,314,000
     144,800    Varco Int'l., Inc.*                                    2,868,850
      30,000    Veritas DGC, Inc.*                                     1,498,125
     112,100    Weatherford Enterra, Inc.*                             4,161,712
     170,000    Willbros Group, Inc.*                                  2,656,250
                                                                    ------------
                                                                      71,875,078
--------------------------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.3%
     142,000    Sun, Inc.                                              5,511,375
     284,000    Tesoro Petroleum, Inc.*                                4,508,500
                                                                    ------------
                                                                      10,019,875
--------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 3.7%
     168,800    Chevron Corp.                                         14,020,950
   1,093,700    Exxon Corp.                                           77,994,481
     346,600    Mobil Corp.                                           26,558,225
                                                                    ------------
                                                                     118,573,656
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
      34,285    Deltic Timber Corp.                                      859,268
     215,000    Kimberly Clark Corp.                                   9,863,125
     111,500    Rayonier, Inc.                                         5,129,000
                                                                    ------------
                                                                      15,851,393
--------------------------------------------------------------------------------
PUBLISHING-NEWS -- 0.8%
      45,000    Central Newspapers, Inc.                               3,138,750
      86,400    Gannett Co., Inc.                                      6,139,800
     191,400    Harte-Hanks Communications                             4,940,513
      80,000    New York Times Co.                                     6,340,000
      50,000    Tribune Co.                                            3,440,625
       5,700    Washington Post Co.                                    3,283,200
                                                                    ------------
                                                                      27,282,888
--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
RAILROADS -- 0.4%
      40,301    Burlington Northern Santa Fe                       $   3,957,054
     182,500    Kansas City Southern Inds., Inc.                       9,056,563
                                                                    ------------
                                                                      13,013,617
--------------------------------------------------------------------------------
REAL ESTATE -- 0.1%
      63,000    LNR Property Corp.                                     1,614,375
--------------------------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 1.0%
      70,000    Burlington Industries, Inc.*                             984,375
      93,000    Liz Claiborne, Inc.                                    4,859,250
     196,000    Jones Apparel Group, Inc.*                             7,166,250
      29,000    Kellwood Co.                                           1,036,750
      37,500    Nautica Enterprises, Inc.*                             1,005,469
      15,000    St. John Knits, Inc.                                     579,375
     215,000    Unifi, Inc.                                            7,363,750
     136,000    V.F. Corp.                                             7,004,000
      53,000    Westpoint Stevens, Inc.*                               1,749,000
                                                                    ------------
                                                                      31,748,219
--------------------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.7%
     192,000    Airborne Freight Corp.                                 6,708,000
      37,000    Alexander & Baldwin, Inc.                              1,077,625
      22,000    Expeditors Int'l. Wash., Inc.                            968,000
     108,000    GATX Corp.*                                            4,738,500
     239,500    Maritrans, Inc.                                        2,170,469
     120,000    Sea Containers Ltd.*                                   4,590,000
      42,000    Trinity Industries, Inc.                               1,743,000
                                                                    ------------
                                                                      21,995,594
--------------------------------------------------------------------------------
TRUCKERS -- 0.1%
      18,000    FRP Pptys., Inc.*                                        585,000
      49,500    Rollins Truck Leasing Corp.                              612,562
      60,000    U.S. Freightways Corp.                                 1,970,625
      56,250    Werner Enterprises, Inc.                               1,072,266
                                                                    ------------
                                                                       4,240,453
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 1.3%
      22,600    Cleco Corp.                                              672,350
     134,464    Duke Energy Co.                                        7,966,992
      85,600    Energy East Corp.                                      3,563,100
     185,000    Florida Progress Corp.                                 7,608,125
     210,000    FPL Group, Inc.                                       13,230,000
      57,100    IPALCO Enterprises                                     2,537,381
      43,420    LG & E Energy Corp.                                    1,175,054
      21,500    Minnesota Power & Light Co.                              854,625
      58,000    NIPSCO Industries, Inc.                                1,624,000
      58,500    Texas Utilities Co.                                    2,435,063
                                                                    ------------
                                                                      41,666,690
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.1%
       5,100    Indiana Energy, Inc.                                 $   152,363
      45,000    KN Energy, Inc.                                        2,438,437
      33,700    NICOR, Inc.                                            1,352,212
                                                                    ------------
                                                                       3,943,012
--------------------------------------------------------------------------------
UTILITIES-TELECOMMUNICATIONS -- 6.8%
      29,000    Aliant Communications, Inc.                              795,688
     680,700    Ameritech Corp.                                       30,546,412
     666,200    AT & T Corp.                                          38,056,675
     650,000    Bell Atlantic Corp.                                   29,656,250
     858,100    BellSouth Corp.                                       57,599,963
     440,000    GTE Corp.*                                            24,475,000
     386,200    SBC Communications, Inc.                              15,448,000
     120,000    Sprint Corp.*                                          8,460,000
     285,000    U.S. West, Inc.*                                      13,395,000
                                                                    ------------
                                                                     218,432,988
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS
            (COST $2,096,367,434)                                  2,991,089,270
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.4%
--------------------------------------------------------------------------------
  Principal
   Amount                                                               Value
--------------------------------------------------------------------------------
$205,104,000 State Street Bank & Trust Co.
             repurchase agreement,
             dated 6/30/98, maturity
             value $205,136,475 at 5.70%,
             due 7/1/98 (collateralized
             by $5,105,000 U.S. Treasury
             Notes, 5.50%, due 3/31/03,
             by $25,505,000 U.S. Treasury
             Notes, 5.625%, due 12/31/99,
             by $20,405,000 U.S. Treasury
             Notes, 6.00%, due 6/30/99,
             by $51,010,000 U.S. Treasury
             Notes, 6.625%, due 6/30/01,
             by $56,215,000 U.S. Treasury
             Notes, 6.75%, due 5/31/99, and
             by $51,005,000 U.S. Treasury
             Notes, 6.75%, due 4/30/00)                           $  205,104,000
--------------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENT
              (COST $205,104,000)                                    205,104,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.4%
  (COST $2,301,471,434)                                            3,196,193,270
  CASH, RECEIVABLES AND OTHER
   ASSETS LESS LIABILITIES -- 0.6%                                    20,040,489
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $3,216,233,759
--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

o THE GUARDIAN PARK AVENUE SMALL CAP FUND

--------------------------------------------------------------------------------
COMMON STOCKS -- 94.6%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.5%
   40,000  Kaman Corp.                                               $   761,250
--------------------------------------------------------------------------------
AIR TRANSPORTATION -- 1.3%
   29,000  Airnet Systems, Inc.*                                         467,625
   13,800  Alaska Air Group, Inc.*                                       752,963
   30,000  America West Hldg. Corp.*                                     856,875
                                                                      ----------
                                                                       2,077,463
--------------------------------------------------------------------------------
APPLIANCE AND FURNITURE -- 3.2%
   66,000  Ethan Allen Interiors, Inc.                                 3,295,875
   42,000  Furniture Brands Int'l., Inc.*                              1,178,625
   35,000  SMed Int'l., Inc.*                                            630,000
                                                                      ----------
                                                                       5,104,500
--------------------------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.5%
    8,700  Arvin Industries, Inc.                                        315,919
   52,000  Automobile Protection Corp.*                                  516,750
                                                                      ----------
                                                                         832,669
--------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 6.8%
   22,900  Cameron Ashley Building Products*                             386,438
   34,000  Crossman Communities, Inc.*                                 1,032,750
   45,000  Giant Cement Hldgs., Inc.*                                  1,288,125
   43,000  D. R. Horton, Inc.*                                           897,625
   42,000  Lennar Corp.                                                1,239,000
   22,800  Lone Star Industries, Inc.                                  1,757,025
   41,000  National RV Hldgs., Inc.*                                   1,850,125
   10,000  NCI Building Systems, Inc.*                                   577,500
   21,400  Southdown, Inc.                                             1,527,425
  112,000  Stratus Pptys., Inc.*                                         476,000
                                                                      ----------
                                                                      11,032,013
--------------------------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS -- 5.1%
   40,000  Cultural Access World Wide*                                   390,000
   57,500  Dispatch Mgt. Svcs. Corp.*                                  1,444,688
   42,000  Dynamex, Inc.*                                                509,250
   54,000  Hawk Corp.*                                                   951,750
  105,000  Hawker Pacific Aerospace*                                   1,168,125
   33,000  Ladish, Inc.*                                                 412,500
   50,000  LMI Aerospace*                                                503,120
   50,000  Market Facts, Inc.*                                         1,087,500
   53,100  Western Staff Svcs., Inc.*                                    982,350
   50,000  Zomax Optical Media, Inc.*                                    768,750
                                                                      ----------
                                                                       8,218,033
--------------------------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 5.3%
  136,600  AFC Cable Systems, Inc.*                                    4,849,300
   10,300  Alliant Techsystems, Inc.*                                    651,475
   29,500  Centex Construction Products, Inc.                          1,135,750
   23,300  Chart Industries, Inc.                                        556,288
   24,000  Kaydon Corp.                                                  847,500
   22,000  National Computer Systems, Inc.                               528,000
                                                                      ----------
                                                                       8,568,313
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
CHEMICALS-- 2.8%
   13,200  AptarGroup, Inc.                                          $   820,875
   28,000  Cambrex Corp.                                                 735,000
   34,600  LeaRonal, Inc.                                                826,075
   39,000  MacDermid, Inc.                                             1,101,750
   11,000  Minerals Technologies, Inc.*                                  559,625
   20,000  Myers Industries, Inc.                                        480,000
                                                                      ----------
                                                                       4,523,325
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 1.9%
   53,000  Ducocorp, Inc.*                                               347,813
   44,000  May & Speh, Inc.*                                             874,500
   13,800  National Instruments Corp.*                                   493,350
   11,400  Visio Corp.*                                                  544,350
   24,000  Wind River Systems, Inc.*                                     861,000
                                                                      ----------
                                                                       3,121,013
--------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 1.7%
   50,000  Dunn Computer Corp., VA*                                      412,500
   16,500  Henry Jack & Associates, Inc                               .  567,188
   53,600  HTE, Inc.*                                                    723,600
   85,000  The Intercept Group, Inc.*                                    632,188
   30,000  Sandisk Corp.*                                                414,375
                                                                      ----------
                                                                       2,749,851
--------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 3.0%
   18,600  Boron LePore & Associates, Inc.*                              706,800
   36,000  Depotech Corp.*                                                56,250
   39,000  Genesis Health Ventures, Inc.*                                975,000
   11,500  Integrated Health Svcs., Inc.                                 431,250
   75,000  Iomed, Inc.*                                                  384,375
   17,000  Jones Pharma, Inc.                                            563,125
   38,000  King Pharmaceuticals, Inc.*                                   532,000
    8,300  Maxxim Medical, Inc.*                                         240,700
   20,000  Respironics, Inc.*                                            311,250
   25,650  United Payors & United Providers, Inc.*                       580,331
                                                                      ----------
                                                                       4,781,081
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.7%
   30,000  Daisytek Int'l. Corp.*                                        763,125
   60,000  EFTC Corp.*                                                   780,000
   22,600  Esterline Technologies Corp.*                                 471,775
   17,500  Kopin Corp.*                                                  336,875
   22,000  Power One, Inc.*                                              207,625
    4,600  Sanmina Corp.*                                                199,525
                                                                      ----------
                                                                       2,758,925
--------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.6%
   55,000  FARO Technologies, Inc.*                                      580,938
   26,000  SMART Modular Technologies, Inc.*                             380,250
                                                                      ----------
                                                                         961,188
--------------------------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.7%
  135,000  Frontier Oil Corp.*                                         1,080,000
--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE SMALL CAP FUND

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------

ENTERTAINMENT AND LEISURE -- 0.7%
   13,800  Anchor Gaming*                                            $ 1,071,225
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 3.8%
   19,400  Cullen Frost Bankers, Inc.                                  1,052,450
   32,411  Fifth Third Bancorp*                                        2,041,909
    3,500  Prime Bancshares, Inc.                                         88,812
    5,000  Republic Banking Corp. of Florida                              80,000
   20,400  Silicon Valley Bancshares*                                    726,112
   17,200  U.S. Bancorp, Inc.                                          1,329,775
   23,100  Westamerica Bancorp                                           742,088
                                                                      ----------
                                                                       6,061,146
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 3.4%
   14,000  Dain Rauscher Corp.                                           766,500
   25,000  DVI, Inc.*                                                    637,500
   30,000  Federated Investors, Inc., PA*                                555,000
   23,300  Freedom Securities Corp.*                                     422,313
    8,300  Jefferies Group, Inc.                                         340,300
   38,000  McDonald & Co. Investments, Inc.                            1,246,875
   30,000  Morgan Keegan, Inc.                                           776,250
   29,600  Ragen Mackenzie Group, Inc.*                                  447,700
   14,000  Southwest Securities Group, Inc.                              315,000
                                                                      ----------
                                                                       5,507,438
--------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 1.7%
    5,500  Astoria Financial Corp.                                       294,250
   41,250  BankAtlantic Bancorp, Inc.                                    487,266
   10,500  Coast Federal Litigation Trust*                               158,812
   24,800  Commercial Federal Corp.                                      784,300
   42,422  Peoples Heritage Financial Group                            1,002,220
                                                                      ----------
                                                                       2,726,848
--------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 3.5%
   11,000 CKE Restaurants, Inc.                                          453,750
   40,900 Earthgrains Co.                                              2,285,288
   47,800 Fresh Foods, Inc.*                                             717,000
   50,000 Hain Food Group, Inc.*                                       1,293,750
   56,000 Omega Protein Corp.*                                           861,000
                                                                      ----------
                                                                       5,610,788
--------------------------------------------------------------------------------
FOOTWEAR -- 1.0%
   16,000  Footstar, Inc.*                                               768,000
   43,300  Shoe Carnival, Inc.*                                          600,787
    7,700  Wolverine World Wide, Inc.                                    166,994
                                                                      ----------
                                                                       1,535,781
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.8%
   27,000  Home Products Int'l., Inc.*                                   313,875
   20,250  Oneida Ltd.                                                   620,156
   10,800  Williams-Sonoma, Inc.*                                        343,575
                                                                      ----------
                                                                       1,277,606
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
INSURANCE -- 10.5%
   45,600  American Heritage Life Investments                        $ 1,054,500
   17,500  American Insurance Group*                                     205,625
   12,750  W.R. Berkley Corp.                                            510,797
   27,000  Chicago Title Corp.*                                        1,247,062
   12,300  CMAC Investment Corp.                                         756,450
   39,200  Enhance Financial Svcs. Group, Inc.                         1,323,000
    9,000  Executive Risk, Inc.                                          663,750
  124,960  Fidelity National Financial, Inc.                           4,974,970
   12,000  Financial Sec. Assur. Hldgs. Ltd.                             705,000
   14,000  Harleysville Group, Inc.                                      290,500
   26,000  Landamerica Financial Group, Inc.                           1,488,500
    3,800  Markel Corp.*                                                 676,400
   72,400  Penn America Group, Inc.                                      977,400
   25,000  Presidential Life Corp.*                                      534,375
   14,000 Reinsurance Group of America*                                  718,375
   23,000  State Auto Financial Corp.                                    733,125
                                                                      ----------
                                                                      16,859,829
--------------------------------------------------------------------------------
LODGING -- 1.5%
   30,200  Fairfield Communities, Inc.*                                  579,463
   65,000  ILX, Inc.*                                                    381,875
   66,400  Signature Resorts, Inc.*                                    1,095,600
   24,000  Silverleaf Resorts, Inc.*                                     366,000
                                                                      ----------
                                                                       2,422,938
--------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 2.5%
   16,200  AAR Corp.                                                     478,913
   18,000  Manitowoc Co., Inc.                                           725,625
   61,000  Northwest Pipe Co.*                                         1,433,500
   10,500  SPX Corp.*                                                    675,937
    8,250  Varlen Corp.                                                  284,625
   15,200  Wabash National Corp.*                                        391,400
                                                                      ----------
                                                                       3,990,000
--------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 1.0%
   49,500  Shopko Stores, Inc.*                                        1,683,000
--------------------------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.0%
    1,700  Duane Reade, Inc.*                                             51,000
--------------------------------------------------------------------------------
MERCHANDISING-FOOD -- 0.6%
   32,200  Smithfield Foods, Inc.*                                       982,100
--------------------------------------------------------------------------------
MERCHANDISING-MASS -- 1.5%
   26,400  Brylane, Inc.*                                              1,214,400
   41,000  Lands End, Inc.*                                            1,296,624
                                                                      ----------
                                                                       2,511,024
--------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 7.1%
   49,000  1-800 Contacts, Inc.*                                         747,250
   51,700  American Coin Merchandising*                                1,021,075
   27,000  Ames Department Stores, Inc.*                                 710,438
    8,400  A.C. Moore Arts & Crafts, Inc.*                               136,500
   32,000  BJ's Wholesale Club, Inc.*                                  1,300,000
--------------------------------------------------------------------------------
See notes to financial statements.             * Non-income producing security.

THE GUARDIAN PARK AVENUE SMALL CAP FUND

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
   22,000  The Dress Barn*                                           $   547,250
   16,000  Freds, Inc.                                                   408,000
   40,000  Genesis Direct, Inc.*                                         445,000
   70,000  The Good Guys, Inc.*                                          942,812
   60,000  Homebase, Inc.*                                               476,250
   21,000  Hughes Supply, Inc.                                           769,125
   23,300  Miami Computer Supplies*                                      372,800
   43,000  Pier 1 Imports, Inc.                                        1,026,624
   10,000  Stage Stores, Inc.*                                           452,500
   36,000  Stein Mart, Inc.*                                             486,000
   18,000  Trans World Entertainment Corp.*                              776,250
   24,000  Wet Seal, Inc.*                                               768,000
                                                                      ----------
                                                                      11,385,874
--------------------------------------------------------------------------------
METALS-STEEL -- 0.7%
   39,500  Quanex Corp.                                                1,197,344
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 2.2%
  105,000  Innotrac Corp.*                                               997,500
   64,200  Mail Well Hldgs., Inc.*                                     1,392,336
   17,700  StaffMark, Inc.*                                              648,263
   15,000  Valassis Communications, Inc.*                                578,436
                                                                      ----------
                                                                       3,616,535
--------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 3.6%
   53,000  Basin Exploration, Inc.*                                      934,125
  125,000  Beau Canada Exploration Ltd.*                                 148,653
   40,000  Bellwether Exploration Co.*                                   312,500
   30,500  Callon Petroleum Co.*                                         436,531
  350,600  Canadian 88 Energy Corp.*                                   1,468,137
   38,000  Chieftain Int'l., Inc.*                                       900,125
  144,000  Petromet Resources Ltd.*                                      324,000
   24,000  Rigel Energy Corp.*                                           218,545
   27,800  St. Mary Land & Exploration Co.                               670,675
   19,000  Snyder Oil Corp.                                              378,813
                                                                      ----------
                                                                       5,792,104
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 1.1%
    6,000  Friede Goldman Int'l., Inc.*                                  173,250
   10,000 IRI Int'l. Corp.*                                              107,500
   13,300 Unifab Int'l., Inc.*                                           216,125
   26,600 Varco Int'l., Inc.*                                            527,013
   51,000 Willbros Group, Inc.*                                          796,875
                                                                      ----------
                                                                       1,820,763
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.3%
   18,800  Deltic Timber Corp.                                           471,175
--------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.5%
   45,000  Imco Recycling, Inc.                                          832,500
--------------------------------------------------------------------------------
PUBLISHING-NEWS -- 1.3%
   15,000  Bowne & Co., Inc.                                             675,000
   32,000  Harte-Hanks Communications                                    826,000
    6,000  Pulitzer Publishing Co.                                       535,500
                                                                      ----------
                                                                       2,036,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 3.5%
   16,000  American Gen. Hospitality Corp.                           $   340,000
    8,848  Apartment Investment & Mgt. Co.                               349,495
   18,000  Arden Realty, Inc.                                            465,750
   18,000  Brandywine Realty Trust                                       402,750
   15,400  Camden Ppty. Trust                                            458,150
   13,000  CCA Prison Realty Trust                                       398,124
   16,000  Colonial Pptys. Trust, Inc.                                   496,000
   14,500  Commercial Net Lease Realty, Inc.                             234,719
   15,000  Eldertrust                                                    257,812
   16,000  Glenborough Realty Trust                                      422,000
   30,000  Innkeepers USA Trust                                          378,750
    8,000  JDN Realty Corp.                                              255,000
   69,000  Sunstone Hotel Investors, Inc.                                918,563
    9,600  Tower Realty Trust, Inc.                                      214,800
                                                                      ----------
                                                                       5,591,913
--------------------------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 1.6%
   21,000  Burlington Industries, Inc.*                                  295,312
    2,800 Columbia Sportswear Co.*                                        53,200
   13,000 Mohawk Industires, Inc.*                                       411,938
   13,000 Nautica Enterprises, Inc.*                                     348,562
    9,300  St. John Knits, Inc.                                          359,213
   55,000  Tropical Sportswear Int'l. Corp.*                           1,168,750
                                                                      ----------
                                                                       2,636,975
--------------------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 3.8%
   41,200  Airborne Freight Corp.                                      1,439,425
   23,000  Budget Group, Inc.*                                           734,563
    5,700  Central Parking Corp.                                         265,050
   37,500  Dollar Thrifty Automotive Group, Inc.*                        496,875
   31,000  Eagle USA Airfreight, Inc.*                                 1,075,313
   17,300  Expeditors Int'l. Wash., Inc.                                 761,200
   26,250  Rollins Truck Leasing Corp.                                   324,844
   25,700  Sea Containers Ltd.                                           983,025
                                                                      ----------
                                                                       6,080,295
--------------------------------------------------------------------------------
TRUCKERS -- 0.6%
   21,500  U.S. Freightways Corp.                                        706,141
   16,250  Werner Enterprises, Inc.                                      309,766
                                                                      ----------
                                                                       1,015,907
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 0.1%
    2,000  Minnesota Power & Light Co.                                    79,500
--------------------------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.2%
    7,700  Cleco Corp.                                                   229,075
    4,300  Indiana Energy, Inc.                                          128,462
                                                                      ----------
                                                                         357,537
--------------------------------------------------------------------------------
UTILITIES-TELECOMMUNICATIONS -- 0.4%
   55,000  Startec Global Communications Corp.*                          632,500
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS
            (COST $131,843,816)                                      152,407,769
--------------------------------------------------------------------------------
See notes to financial statements.             * Non-income producing security.

THE GUARDIAN PARK AVENUE SMALL CAP FUND

--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 6.3%
--------------------------------------------------------------------------------
  Principal
   Amount                                                                  Value
--------------------------------------------------------------------------------
$10,200,000     State Street Bank & Trust Co.
                repurchase agreement,
                dated 6/30/98, maturity
                value $10,201,615 at 5.70%
                due 7/1/98 (collateralized by
                $10,410,000 U.S. Treasury
                Notes, 6.75% due 5/31/99)                          $ 10,200,000
--------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENT
                  (COST $10,200,000)                                 10,200,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.9%
   (COST $142,043,816)                                              162,607,769
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
   AND OTHER ASSETS -- (0.9%)                                        (1,528,611)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $161,079,158
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
See notes to financial statements.
                                                                              27

o THE GUARDIAN ASSET ALLOCATION FUND

COMMON STOCKS -- 22.1%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.5%
    2,215  Lockheed Martin Corp.                                      $  234,513
    5,000  Precision Castparts Corp.                                     266,875
    3,900  Rockwell Int'l. Corp.                                         187,444
    2,900  United Technologies Corp.                                     268,250
                                                                      ----------
                                                                         957,082
--------------------------------------------------------------------------------
AIR TRANSPORTATION -- 0.5%
    9,000  AMR Corp., DE*                                                749,250
    4,000  Continental Airlines, Inc.*                                   243,500
                                                                      ----------
                                                                         992,750
--------------------------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.1%
    1,600  Goodyear Tire & Rubber Co.                                    103,100
    1,299  Meritor Automotive, Inc.                                       31,176
                                                                      ----------
                                                                         134,276
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
    2,600  Amgen, Inc.*                                                  169,975
--------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.1%
    2,289  Martin Marietta Materials, Inc.                               103,005
--------------------------------------------------------------------------------
CHEMICALS -- 1.1%
   21,600  E.I. Dupont de Nemours, Inc.                                1,611,900
    2,200  Morton Int'l., Inc.                                            55,000
    3,000  PPG Industries, Inc.                                          208,688
    2,000  Rohm & Haas Co.                                               207,875
                                                                      ----------
                                                                       2,083,463
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 1.1%
      300  ChoicePoint, Inc.*                                             15,187
   20,000  Microsoft Corp.*                                            2,167,500
                                                                      ----------
                                                                       2,182,687
--------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 1.4%
    6,300  Compaq Computer Corp.                                         178,762
    1,500  Honeywell, Inc.                                               125,344
   12,500  Lexmark Int'l. Group, Inc.*                                   762,500
    6,000  Pitney Bowes, Inc.                                            288,750
   26,000  Storage Technology Corp.*                                   1,127,750
    3,000  Sun Microsystems, Inc.*                                       130,312
    4,600  Western Digital Corp.*                                         54,337
                                                                      ----------
                                                                       2,667,755
--------------------------------------------------------------------------------
CONGLOMERATES -- 1.0%
   12,500  Loews Corp.                                                 1,089,062
   12,000  Textron, Inc.                                                 860,250
                                                                      ----------
                                                                       1,949,312
--------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 1.3%
    5,000  Allegiance Corp.                                              256,250
    7,400  Bristol-Myers Squibb Corp.                                    850,537
    3,400  Pfizer, Inc.                                                  369,537
   11,800  Schering-Plough Corp.                                       1,081,175
                                                                      ----------
                                                                       2,557,499
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.9%
   40,200  General Electric Co.                                      $ 3,658,200
--------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.0%
    2,500  Dynatech Corp.*                                                 7,813
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 3.9%
   30,000  BankAmerica Corp.                                           2,593,125
    9,964  Bank of Boston Corp.                                          554,248
   22,808  Chase Manhattan Corp.                                       1,722,004
    2,800  Citicorp                                                      417,900
    3,750  Comerica, Inc.                                                248,438
   14,200  First Union Corp.                                             827,150
    3,400  KeyCorp                                                       121,125
    5,200  Mellon Bank Corp.                                             362,050
    4,500  Star Banc Corp.                                               287,438
    1,500  Union BanCal Corp.                                            144,750
    2,400  Zions Bancorp                                                 127,500
                                                                      ----------
                                                                       7,405,728
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 2.8%
    3,000  Countrywide Credit Industries, Inc.                           152,250
   30,000  A.G. Edwards, Inc.                                          1,280,625
    7,200  Federal Home Loan Mortgage Corp.                              338,850
   12,000  Federal National Mortgage Assn.                               729,000
    6,000  Franklin Resources, Inc.                                      324,000
    6,000  Merrill Lynch & Co., Inc.                                     553,500
   30,000  Travelers Group, Inc.                                       1,818,750
                                                                      ----------
                                                                       5,196,975
--------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 0.3%
    5,600  Astoria Financial Corp.                                       299,600
    1,575  CommercialFederal Corp.                                        49,809
    4,000  Greenpoint Financial Corp.                                    150,500
                                                                      ----------
                                                                         499,909
--------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 0.4%
      800  Earthgrains Co.                                                44,700
    3,000  Fortune Brands, Inc.                                          115,312
    4,000  Interstate Bakeries Corp.                                     132,750
   11,900  Philip Morris Cos., Inc.                                      468,563
                                                                      ----------
                                                                         761,325
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.3%
    6,200  Procter & Gamble Co.                                          564,587
--------------------------------------------------------------------------------
INSURANCE -- 0.9%
    4,700  Allstate Corp.                                                430,344
    1,000  Chubb Corp.                                                    80,375
      700  General RE Corp.                                              177,450
    2,500  Hartford Financial Svcs. Group, Inc.                          285,938
    2,700  Marsh & McLennan Cos., Inc.                                   163,181
      800  MBIA, Inc.                                                     59,900
    8,400  MGIC Investment Corp.                                         479,325
                                                                      ----------
                                                                       1,676,513
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 0.0%
      600  Eaton Corp.                                               $    46,650
--------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.1%
    4,800  Dayton Hudson Corp.                                           232,800
--------------------------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.1%
    5,304  CVS Corp.                                                     206,525
--------------------------------------------------------------------------------
MERCHANDISING-FOOD -- 0.4%
   19,274  Safeway, Inc.*                                                784,211
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.1%
    2,700  Cognizant Corp.*                                              170,100
    1,500  Interpublic Group Cos., Inc.                                   91,031
                                                                      ----------
                                                                         261,131
--------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 0.4%
    3,200  Barrett Resources Corp.*                                      119,800
    8,000  Chieftain Int'l., Inc.*                                       189,500
   10,000  Devon Energy Corp.                                            349,375
    4,400  Diamond Offshore Drilling, Inc.                               176,000
                                                                      ----------
                                                                         834,675
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.6%
    3,600  ENSCO Int'l., Inc.                                             62,550
    5,400  Halliburton Co.                                               240,637
   11,500  Nabors Industries, Inc.*                                      227,844
    9,600  Schlumberger Ltd.                                             655,800
                                                                      ----------
                                                                       1,186,831
--------------------------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.1%
   16,700  Tesoro Petroleum, Inc.*                                       265,113
--------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 2.0%
    7,500  Chevron Corp.                                                 622,969
   28,400  Exxon Corp.                                                 2,025,275
   14,000  Mobil Corp.                                                 1,072,750
                                                                      ----------
                                                                       3,720,994
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.0%
    1,428  Deltic Timber Corp.                                            35,789
--------------------------------------------------------------------------------
PUBLISHING-NEWS -- 0.1%
    3,400  Gannett Co., Inc.                                             241,613
--------------------------------------------------------------------------------
RAILROADS -- 0.1%
    2,576  Burlington Northern Santa Fe                                  252,931
--------------------------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.1%
    4,000  V.F. Corp.                                                    206,000
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 0.1%
    2,700  Texas Utilities Co.                                           112,387
--------------------------------------------------------------------------------
UTILITIES-TELECOMMUNICATIONS -- 0.2%
    6,400  Ameritech Corp.                                               287,200
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS
            (COST $21,479,132)                                        42,243,704
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MUTUAL FUNDS -- 52.4%
--------------------------------------------------------------------------------
EQUITY -- 29.7%
1,104,236  The Guardian Park Avenue
            Fund, Class A                                            $56,663,715
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
FIXED INCOME -- 22.7%
4,315,690  The Guardian Investment Quality
            Bond Fund, Class A                                      $ 43,225,215
--------------------------------------------------------------------------------
           TOTAL MUTUAL FUNDS
            (COST $94,882,539)                                        99,888,930
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  U.S. GOVERNMENT -- 3.6%
--------------------------------------------------------------------------------
  Principal
   Amount                                                                  Value
--------------------------------------------------------------------------------
$ 7,000,000 U.S. Treasury Bills, 5.12%
              due 12/10/98
              (COST $6,838,720)                                      $ 6,838,720
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OPTIONS -- 0.6%
--------------------------------------------------------------------------------
  Number of
  Contracts                                                                Value
--------------------------------------------------------------------------------
      320  U.S. Treasury Bonds Futures
            Expires August, 1998
            Exercise price $122                                      $   765,000
--------------------------------------------------------------------------------
      430  U.S. Treasury Notes Futures
            Expires August, 1998
            Exercise price $114                                          295,625
--------------------------------------------------------------------------------
           TOTAL OPTIONS
            (COST $527,423)                                            1,060,625
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 21.1%
--------------------------------------------------------------------------------
  Principal
   Amount                                                                  Value
--------------------------------------------------------------------------------
$40,164,000 State Street Bank & Trust Co.
            repurchase agreement,
            dated 6/30/98, maturity
            value $40,170,359 at 5.70%,
            due 7/1/98 (collateralized by
            $40,970,000 U.S. Treasury
            Bills, 5.12%, due 12/24/98)                             $ 40,164,000
--------------------------------------------------------------------------------
           TOTAL REPURCHASE AGREEMENT
            (COST $40,164,000)                                        40,164,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8%
   (COST $163,891,814)                                               190,195,979
CASH, RECEIVABLES AND OTHER ASSETS
LESS LIABILITIES -- 0.2%                                                 432,148
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                $190,628,127
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PURCHASED FUTURES CONTRACTS
--------------------------------------------------------------------------------
                                                                     Unrealized
Contract       Description              Expiration                  Depreciation
--------------------------------------------------------------------------------
  33       S&P 500 Stock Index        September, 1998              $  (399,221)
--------------------------------------------------------------------------------
At June 30, 1998 the Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts and had set aside $1,000,000 U.S. Treasury Bill due 12/10/98 as collateral.
--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

--------------------------------------------------------------------------------
  COMMON STOCKS -- 93.2%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
ARGENTINA -- 0.3%
 OIL AND GAS -- 0.2%
   37,000  Perez Companc S.A.                                         $  185,767
TELECOMMUNICATIONS -- 0.1%
    4,100  Telefonica de Argentina ADR*                                  132,994
                                                                      ----------
                                                                         318,761
--------------------------------------------------------------------------------
AUSTRALIA -- 1.7%
 BANKS -- 0.3%
   24,430  National Australia Bank                                       323,013
 BEVERAGE -- 0.5%
  178,400  Fosters Brewing Group420,819
 BUSINESS SERVICES -- 0.5%
   22,400  Brambles Industries Ltd.                                      440,643
 CONSUMER GOODS -- 0.1%
   35,000  Woolworths Ltd.                                               114,063
 REAL ESTATE -- 0.3%
   13,350  Lend Lease Corp.                                              270,571
                                                                      ----------
                                                                       1,569,109
--------------------------------------------------------------------------------
BRAZIL -- 1.1%
 FOOD, BEVERAGE AND TOBACCO -- 0.2%
   12,900  Comp. Cerveja Ria Brahma ADR                                  161,250
 PETROLEUM SERVICES -- 0.2%
   9,600  Petroleo Brasileiro S.A. ADR                                   178,462
 RETAIL-FOOD -- 0.2%
    8,800  Comp. Brasileira de Distribution ADR+                         199,100
 TELECOMMUNICATIONS -- 0.3%
    1,700  Telecom. Brasileiras ADR                                      185,619
  837,598  Telesp. Tel. Sao Paolo*                                       121,614
 UTILITIES-ELECTRIC -- 0.2%
    2,953  Comp. Energetica de Minas ADR                                  91,918
    2,448  Comp. Energetica de Minas ADR+                                 76,185
    6,600  Comp. Paranaense de Energia ADR                                61,050
                                                                      ----------
                                                                       1,075,198
--------------------------------------------------------------------------------
CHILE -- 0.2%
 MUTUAL FUND -- 0.1%
    3,730  Genesis Chile Fund                                            110,035
 RETAIL-FOOD -- 0.1%
    5,300  Distribucion Y Servicio S.A. ADR                               79,500
                                                                      ----------
                                                                         189,535
--------------------------------------------------------------------------------
FRANCE -- 9.1%
 CAPITAL GOODS -- 0.9%
    3,990  Alcatel Alsthom                                               812,427
 CONSTRUCTION MATERIALS -- 2.7%
   24,300  Lafarge                                                     2,512,116
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
 FINANCIAL SERVICES -- 2.5%
   21,700  AXA UAP                                                   $ 2,440,743
 OIL-INTEGRATED -- 1.9%
   12,500  Elf Aquitaine                                               1,757,447
 RETAIL TRADE -- 1.1%
    1,969  Comptoirs Moderne                                           1,025,911
                                                                     -----------
                                                                       8,548,644
--------------------------------------------------------------------------------
GERMANY -- 18.3%
 AUTOMOBILES -- 2.8%
    2,574 Bayerische Motoren Werke AG                                  2,604,757
 BANKS -- 2.0%
   22,050 Bayerische Vereinsbank AG                                    1,870,665
 CHEMICALS -- 1.4%
   27,880  BASF AG                                                     1,325,631
 DRUGS AND HEALTH CARE -- 0.8%
   13,590  GEHE AG                                                       729,065
 FOOTWEAR -- 2.3%
   12,500  Adidas AG                                                   2,179,850
 INDUSTRIAL MACHINERIES -- 3.9%
   35,719 Mannesmann AG                                                3,674,000
 INSURANCE -- 2.5%
    4,685  Munchener Ruckvers*                                         2,327,628
 SOFTWARE -- 2.6%
    4,105  SAP AG                                                      2,492,431
                                                                     -----------
                                                                      17,204,027
--------------------------------------------------------------------------------
HONG KONG -- 0.7%
 CONGLOMERATES -- 0.5%
   84,000  Hutchison Whampoa                                             443,418
 REAL ESTATE -- 0.2%
  106,000  New World Development Co.                                     205,214
                                                                     -----------
                                                                         648,632
-------------------------------------------------------------------------------
HUNGARY -- 0.8%
 FOOD AND BEVERAGE -- 0.2%
    3,041  Pick Szeged RT                                                177,884
 PHARMACEUTICALS -- 0.6%
    7,180  Richter Gedeon VEG                                            577,947
                                                                     -----------
                                                                         755,831
--------------------------------------------------------------------------------
IRELAND -- 2.5%
 BANKS -- 1.4%
   91,200  Allied Irish Bank                                           1,319,941
 CONSTRUCTION MATERIALS -- 1.1%
   75,000  CRH PLC                                                     1,064,810
                                                                     -----------
                                                                       2,384,751
--------------------------------------------------------------------------------

+ Rule 144A restricted security.

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
ITALY -- 7.3%
 BANKS -- 3.6%
 1,271,000  Banco di Roma*                                           $ 2,646,799
    52,600  Istituto Bco. Sao Paolo Torino*                              759,358
 TELECOMMUNICATIONS -- 3.7%
   238,000  Telecom. Italia SPA                                        1,752,768
   281,000  Telecom. Italia MOB                                        1,719,133
                                                                      ----------
                                                                       6,878,058
--------------------------------------------------------------------------------
JAPAN -- 10.6%
 AUTOMOBILE -- 0.7%
    18,000  Honda Motor Co.                                              643,090
 CHEMICALS -- 1.1%
    44,000  Kao Corp.                                                    680,986
    22,000  Shin Etsu Chemical Co.                                       381,861
 DRUGS AND HEALTH CARE -- 0.6%
    26,000  Sankyo Co.                                                   594,200
 ELECTRONICS -- 3.1%
    21,000  Canon, Inc.                                                  478,412
    65,000  Matsushita Electric Works                                    526,506
     7,000  Rohm Co.                                                     721,415
     8,000  Sony Corp.                                                   691,401
     6,000  TDK Corp.*                                                   444,782
 FINANCIAL SERVICES -- 2.3%
    18,900  Credit Saison Co.                                            375,895
    19,100  Promise Co.                                                  788,754
84,000,000  Sanwa Int'l. Financial*                                      619,657
     1,700  Shohkoh Fund & Co.                                           419,252
 LEISURE PRODUCTS -- 0.2%
     2,000  Toho Co.                                                     211,181
 PHOTOGRAPHY -- 0.6%
    16,000  Fuji Photo Film Co.                                          558,906
 REAL ESTATE -- 0.4%
    37,000  Mitsubishi Estate                                            326,463
 RETAIL TRADE -- 0.6%
    11,000 Ito Yokado Co.*                                               519,491
 TELECOMMUNICATIONS -- 1.0%
       111  Nippon Tele. & Tel. Corp.                                    923,194
                                                                      ----------
                                                                       9,905,446
--------------------------------------------------------------------------------
MEXICO -- 0.7%
 LEISURE TIME -- 0.2%
    53,724  Corp. Interamericana Entretenimiento*                        149,474
 PAPER AND FOREST PRODUCTS -- 0.1%
    26,500  Kimberly-Clark de Mexico                                      93,637
 RETAIL TRADE -- 0.2%
    11,800  Grupo Elektra S.A. de C.V. GDR                               115,050
    33,000  Organiz. Soriana                                              94,018
 TELECOMMUNICATIONS -- 0.0%
   800,000  Telesp. Celular S.A.*                                         33,928
   TRANSPORTATION -- 0.2%
     4,700  Grupo Television S.A. de C.V. ADR*                           176,838
                                                                      ----------
                                                                         662,945
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
NETHERLANDS -- 2.6%
 BANKS -- 0.5%
    17,617  ABN Amro Hldgs. NV                                         $ 412,529
 BROADCASTING AND PUBLISHING -- 2.1%
    54,600  Ver Ned Uitgevers                                          1,984,966
                                                                      ----------
                                                                       2,397,495
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.1%
 TELECOMMUNICATIONS -- 0.1%
    61,310  Telecom. Corp. of New Zealand                                131,439
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 0.2%
 TELECOMMUNICATIONS -- 0.2%
   100,000  China Telecom.*                                              173,593
--------------------------------------------------------------------------------
POLAND -- 0.8%
 ELECTRICAL EQUIPMENT -- 0.8%
    58,150  Elektrim*                                                    708,740
--------------------------------------------------------------------------------
SINGAPORE -- 0.2%
 PUBLISHING -- 0.2%
    25,775  Singapore Press Hldgs.                                       172,853
--------------------------------------------------------------------------------
SPAIN -- 4.2%
 BANKS -- 2.2%
    81,300  Banco Santander S.A.                                       2,080,877
 INDUSTRIALS -- 2.0%
     7,710  Grupo Acciona S.A.*                                        1,834,110
                                                                      ----------
                                                                       3,914,987
--------------------------------------------------------------------------------
SWEDEN -- 3.3%
 CONSTRUCTION AND MINING EQUIPMENT -- 0.8%
    29,050  Atlas Copco AB                                               792,173
 TELECOMMUNICATIONS -- 2.5%
    78,800  LM Ericsson                                                2,301,956
                                                                      ----------
                                                                       3,094,129
--------------------------------------------------------------------------------
SWITZERLAND -- 6.8%
 BUSINESS SERVICES -- 1.7%
     3,445  Adecco S.A.                                                1,556,085
 INSURANCE -- 2.3%
     3,450  Zurich Versicherungs-Gesellschaft                          2,205,375
 PHARMACEUTICALS -- 2.8%
     1,570  Novartis AG                                                2,616,839
                                                                      ----------
                                                                       6,378,299
--------------------------------------------------------------------------------
UNITED KINGDOM -- 21.7%
 BANKS -- 2.9%
    60,500  HSBC Hldgs.                                                1,466,765
    59,861  Lloyds TSB Group PLC                                         838,080
    24,500  National Westminster Bank Co. PLC                            438,121
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
 CONGLOMERATES -- 3.4%
  189,000  Hanson PLC                                                $ 1,149,476
  155,000  Rentokil Initial PLC                                        1,115,443
  150,000  Williams Hldgs.                                               964,252
 CONTAINERS-PAPER AND PLASTIC -- 0.4%
   80,000  Bunzl PLC                                                     376,684
 DATA SERVICES -- 0.4%
   34,667  Reuters Group PLC                                             396,502
 DRUGS AND HEALTH CARE -- 3.3%
   81,000  Glaxo Wellcome                                              2,433,070
   16,500  Zeneca Group                                                  708,587
 ELECTRONICS -- 0.4%
   52,000  Electrocomponents                                             408,075
 ENGINEERING -- 0.7%
   34,000  Siebe                                                         679,534
 FINANCIAL SERVICES -- 0.9%
   43,000  CGU PLC*                                                      802,692
 FOOD, BEVERAGE AND TOBACCO -- 2.5%
   55,000  Devro Int'l.                                                  462,382
  132,800  Imperial Tobacco                                              980,074
   55,929  Whitbread                                                     905,831
 LEISURE PRODUCTS -- 0.8%
   39,000  Granada Group                                                 717,604
 NEWSPAPERS -- 0.4%
   40,000  Southnews PLC                                                 343,958
 OIL-INTERNATIONAL -- 1.7%
  109,896  British Petroleum                                           1,603,732
 RETAIL TRADE -- 0.6%
   66,337  Dixons Group                                                  529,447
 TELECOMMUNICATIONS -- 2.7%
   66,000  British Telecom.*                                             815,481
   88,373  Cable & Wireless Co.*                                         895,667
   66,000  Vodafone Group                                                838,072
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
 TRANSPORTATION-- 0.6%
   37,051  BAA PLC                                                   $   388,916
    6,000  Stagecoach Hldgs.*                                            127,732
                                                                     -----------
                                                                      20,386,177
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS
            (COST $65,321,108)                                        87,498,649
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.2%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$5,842,000 State Street Bank & Trust Co.
           repurchase agreement,
           dated 6/30/98, maturity
           value $5,842,811 at 5.00%
           due 7/1/98 (collateralized
           by $5,965,000 U.S. Treasury
           Notes, 8.125% due 8/15/21)                                $ 5,842,000
--------------------------------------------------------------------------------
           TOTAL REPURCHASE AGREEMENT
            (COST $5,842,000)                                          5,842,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.4%
  (COST $71,163,108)                                                  93,340,649
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.6%                                               540,445
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                 $93,881,094
--------------------------------------------------------------------------------


GLOSSARY OF TERMS:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.






--------------------------------------------------------------------------------
* Non-income producing security.             See notes to financial statements.

o The Guardian Baillie Gifford Emerging Markets Fund

--------------------------------------------------------------------------------
  COMMON STOCKS -- 82.2%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
ARGENTINA -- 6.5%
  BANKS -- 0.5%
     5,319  Banco Galicia Y Buenos
             Aires S.A. ADR*                                          $   97,072
  BUILDING CONSTRUCTION -- 0.3%
    21,200  Dycasa Dragados S.A.                                          65,730
  OIL AND GAS -- 1.2%
    47,000  Perez Companc S.A.                                           235,974
  REAL ESTATE -- 1.1%
     7,200  IRSA Inversiones Y Represente GDR*                           209,700
  RETAIL-FOOD -- 1.9%
    24,500  Imp. Y Exp. Patagonia*                                       363,878
  TELECOMMUNICATIONS -- 1.5%
     9,327  Telefonica de Argentina S.A. ADR*                            302,545
                                                                      ----------
                                                                       1,274,899
--------------------------------------------------------------------------------
BRAZIL -- 24.9%
  BANKS -- 2.2%
   770,000  Banco Itau S.A.                                              439,410
  FOOD, BEVERAGE AND TOBACCO -- 2.2%
   280,000  Comp. Cerv. Ria Brahma                                       174,311
    11,240  Comp. Cerv. Ria Brahma ADR                                   140,500
 4,700,000  Comp. Lorenz                                                 117,850
  INDUSTRIAL MACHINERIES -- 1.3%
    15,300  Elevadores Atlas                                             257,966
  PETROLEUM SERVICES -- 3.5%
 1,750,000  Petroleo Brasileiro S.A.                                     325,321
    19,300  Petroleo Brasileiro S.A. ADR                                 358,783
  REAL ESTATE -- 0.7%
     6,500  Brazil Realty S.A. GDR*                                      145,000
  RETAIL-APPLIANCES -- 1.1%
    24,500  Globex Utilidades*                                           211,837
  RETAIL-FOOD -- 1.9%
    16,500  Comp. Brasileiras de Dist. ADR                               373,313
  TELECOMMUNICATIONS -- 7.6%
12,300,000  Ericsson Telecom. S.A.                                       233,972
     4,250  Telecom. Brasileiras S.A. ADR                                464,047
 4,265,224  Telecom. de Sao Paolo S.A.                                   625,477
 4,073,767  Telesp. Celular S.A.*                                        175,765
  TEXTILE-APPAREL AND PRODUCTION -- 0.8%
    53,700  Confeccoes Guararapes S.A.                                   160,187
  UTILITIES-ELECTRIC AND WATER -- 3.6%
 6,246,000  Comp. Energetica de Minas*                                   194,419
     3,304  Comp. Energetica de Minas ADR                                102,849
     2,948  Comp. Paranaense de Energia ADR                               27,269
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
 1,470,004  Comp. Saneam. Basico
             Est. de Sao Paolo                                        $  176,672
 1,968,396  Eletropaulo Metropolitana S.A.                               148,070
 1,968,396  Emp. Bandeirante de Energia S.A.*                             31,145
 1,968,396  Emp. Metropolitana Aguas Energia*                              1,532
 1,968,396  Emp. Paulista Transmissao de Energia*                          6,961
 1,157,880  Light Particapacoes                                              410
                                                                      ----------
                                                                       4,893,066
--------------------------------------------------------------------------------
CHILE -- 4.6%
  CHEMICALS -- 1.0%
     5,700  Sociedad Quimica Y Minera de Chile S.A. ADR                  190,950
  FOOD AND BEVERAGE -- 1.0%
    12,300  Embotelladora Andina S.A. ADR                                192,188
  MINING -- 0.6%
    30,420  Antofagasta Hldgs.                                           126,981
  MUTUAL FUND -- 1.2%
     8,000  Genesis Chile Fund                                           236,000
  RETAIL-FOOD -- 0.8%
    10,714  Distribucion Y Servicio ADR                                  160,710
                                                                      ----------
                                                                         906,829
--------------------------------------------------------------------------------
COLOMBIA -- 0.8%
  BANKS -- 0.8%
     8,600  Banco Ganadero S.A. ADR                                      151,575
--------------------------------------------------------------------------------
CZECH REPUBLIC -- 1.2%
  FINANCIAL SERVICES -- 0.4%
    13,000  IKS KB Plus*                                                  76,923
  FOOD AND BEVERAGE -- 0.2%
    17,700  Prazske Pivovary*                                             37,444
  TELECOMMUNICATIONS -- 0.6%
     8,000  SPT Telecom. AS*                                             110,617
                                                                      ----------
                                                                         224,984
--------------------------------------------------------------------------------
HONG KONG -- 2.0%
  REAL ESTATE -- 0.9%
   736,000  China Overseas Land                                           94,992
    44,000  New World Development Co.                                     85,183
  TELECOMMUNICATIONS -- 1.1%
   120,000  China Telecom.*                                              208,312
                                                                      ----------
                                                                         388,487
--------------------------------------------------------------------------------
HUNGARY -- 7.9%
  BUILDING CONSTRUCTION AND MATERIALS -- 0.9%
     4,830  Zalakeramia                                                  171,640
  CONSUMER GOODS -- 0.7%
     5,140  Graboplast Textile                                           130,234
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
   FOOD, BEVERAGE AND TOBACCO -- 1.2%
     4,180  Pick Szeged RT                                            $  244,510
   LODGING -- 1.0%
     9,930  Danubius Hotel*                                              199,826
   PHARMACEUTICALS -- 1.9%
     4,530  Richter Gedeon VEG                                           364,638
   PLASTICS -- 1.3%
     6,750  Pannonplast                                                  250,057
   TRANSPORTATION -- 0.9%
     9,690  North American Bus*                                          190,565
                                                                      ----------
                                                                       1,551,470
--------------------------------------------------------------------------------
INDIA -- 2.9%
   MUTUAL FUND -- 2.0%
    22,000  India I.T. Fund Ltd.*                                        222,750
    22,000  Indian Opportunity Fund*                                     170,500
   TELECOMMUNICATIONS -- 0.9%
    17,000  Mahanagar Telephone Nigam Ltd. GDR*                          178,075
                                                                      ----------
                                                                         571,325
--------------------------------------------------------------------------------
MALAYSIA -- 0.2%
   FOOD, BEVERAGE AND TOBACCO -- 0.2%
    32,000  RJ Reynolds Berhad                                            44,335
--------------------------------------------------------------------------------
MEXICO -- 12.8%
   BANKS -- 0.8%
    85,000  Grupo Financiero Banamex*                                    165,544
   CONGLOMERATES -- 0.8%
    40,000  Grupo Carso S.A. de C.V.*                                    165,600
  FINANCIAL SERVICES -- 0.9%
   153,000  Grupo Financiero Banorte*                                    170,274
  FOOD, BEVERAGE AND TOBACCO -- 2.0%
    75,250  Grupo Continental                                            251,238
     4,500  Pan American Beverages, Inc.                                 141,469
  MEDIA AND ENTERTAINMENT -- 4.2%
   170,852  Corp. Interamericana Entretenimiento*                        475,355
     9,200  Grupo Television S.A. de C.V. ADR*                           346,150
  PAPER AND FOREST PRODUCTS -- 1.3%
    72,000  Kimberly-Clark de Mexico                                     254,410
  REAL ESTATE -- 1.2%
    42,200  Corp. Geo S.A.*                                              235,762
  RETAIL TRADE -- 1.0%
    11,400  Grupo Elektra S.A. GDR                                       111,150
    30,000  Organiz. Soriana                                              85,471
  TELECOMMUNICATIONS -- 0.6%
     2,300  Telefonos de Mexico S.A. ADR                                 110,544
                                                                      ----------
                                                                       2,512,967
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
PAKISTAN -- 0.1%
  BANKS -- 0.1%
    41,000  Faysal Bank                                               $    8,003
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 1.4%
  HOUSEHOLD PRODUCTS -- 0.9%
   236,000  Guandong Kelon Elec. Hldgs.                                  185,803
  UTILITIES-ELECTRIC -- 0.5%
   354,000  Beijing Datang Power Gen. Co.*                                99,374
                                                                      ----------
                                                                         285,177
--------------------------------------------------------------------------------
PERU -- 1.1%
  TELECOMMUNICATIONS -- 1.1%
    27,000  Telefonica del Peru*                                          55,609
     8,100  Telefonica del Peru S.A. ADR*                                165,544
                                                                      ----------
                                                                         221,153
--------------------------------------------------------------------------------
PHILIPPINES -- 0.3%
  BUSINESS SERVICES -- 0.3%
   600,000  Int'l. Container Terminal Svcs.*                              68,345
--------------------------------------------------------------------------------
POLAND -- 5.7%
  BANKS -- 3.8%
    19,700  Bank Handlowy Warsaw                                         375,695
    13,800  Bank Roswoju Eksport                                         373,989
  ELECTRICAL EQUIPMENT -- 1.9%
    30,000  Elektrim*                                                    365,644
                                                                      ----------
                                                                       1,115,328
--------------------------------------------------------------------------------
PORTUGAL -- 0.6%
   FINANCIAL SERVICES -- 0.6%
     4,380  Comp. de Seguros Tranquilidade                               118,635
--------------------------------------------------------------------------------
SINGAPORE -- 0.2%
   CONSTRUCTION -- 0.2%
    48,000  Clipsal Industries Ltd.*                                      42,960
--------------------------------------------------------------------------------
SOUTH AFRICA -- 4.8%
   BREWING -- 1.6%
    15,000  South African Breweries                                      308,600
   CONGLOMERATES -- 0.4%
    13,099  Barlow Ltd.                                                   69,029
   CONSUMER GOODS -- 0.6%
    23,000  Ellerine Hldgs.*                                             126,054
   FINANCIAL SERVICES -- 1.9%
   155,250  FirstRand Ltd.                                               238,242
     7,200  Liberty Life Assoc.*                                         140,358
   OIL-DOMESTIC -- 0.3%
    10,000  Sasol                                                         57,926
                                                                      ----------
                                                                         940,209
--------------------------------------------------------------------------------
SOUTH KOREA -- 0.6%
   ELECTRONIC EQUIPMENTS -- 0.6%
     8,000  Samsung Electronics. Ltd. GDR*+                              127,000
--------------------------------------------------------------------------------

+ Rule 144A restricted security.

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
SRI LANKA -- 0.6%
  BANKS -- 0.6%
    60,000  National Development Bank                                 $  114,679
--------------------------------------------------------------------------------
TAIWAN -- 3.0%
  FINANCIAL SERVICES -- 0.9%
    73,500  China Development*                                           170,057
  INDUSTRIAL MACHINERIES -- 0.9%
   151,000  Yungtay Engineering Co. Ltd.                                 182,375
  TEXTILE-APPAREL AND PRODUCTION -- 1.2%
   313,600  Far East Textile                                             242,772
                                                                      ----------
                                                                         595,204
--------------------------------------------------------------------------------
            TOTAL COMMON STOCKS
            (COST $20,076,305)                                        16,156,630
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 6.8%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$  350,000  Amkor Technology, Inc.
            5.75% due 5/1/03                                          $  320,460
   260,000  Metro Pacific Capital
            2.50% due 4/11/03                                            206,050
   450,000  Orient Semiconductor Elect. Ltd.
            1.50% due 2/26/03                                            397,305
   430,000  Siliconware Precision Industries
            .50% due 7/21/04                                             412,714
--------------------------------------------------------------------------------
            TOTAL CONVERTIBLE BONDS
             (COST $1,435,542)                                         1,336,529
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.4%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$1,661,000  State Street Bank & Trust Co.
            repurchase agreement,
            dated 6/30/98, maturity
            value $1,661,231 at 5.00%
            due 7/1/98 (collateralized
            by $1,700,000 U.S.
            Treasury Bonds, 6.75%
            due 8/15/26)                                             $ 1,661,000
--------------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENT
             (COST $1,661,000)                                         1,661,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 97.4%
   (COST $23,172,847)                                                 19,154,159
CASH, RECEIVABLES AND OTHER ASSETS
   LESS LIABILITIES -- 2.6%                                              517,565
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                 $19,671,724
--------------------------------------------------------------------------------


GLOSSARY OF TERMS:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.






--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

o THE GUARDIAN INVESTMENT QUALITY BOND FUND

--------------------------------------------------------------------------------
ASSET BACKED -- 11.4%

--------------------------------------------------------------------------------
Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
 $1,000,000   Advanta Mtg. Loan Trust 1998 A3
                6.27% due 12/25/17                                  $  1,005,490
    500,000   Amresco 1997-1 M1F
                7.42% due 3/25/27                                        512,815
    988,000   Deutsche Financial 1997-1 A2
                6.55% due 9/15/27                                        997,445
  1,000,000   EQCC Home Equity Loan Tr. 1996 A4
                6.56% due 3/15/23                                      1,013,220
  1,250,000   Green Tree 1998-4 A5
                6.18% due 4/1/30                                       1,253,500
  1,500,000   Green Tree 1997-4A6
                7.03% due 2/15/29                                      1,546,698
  1,000,000   Green Tree 1997-E HEA4
                6.69% due 1/15/29                                      1,009,000
  1,000,000   Money Store Tr. 1998-A AF5
                6.37% due 12/15/02                                     1,004,880
  1,565,000   Premier Auto Tr. 1997-2 B
                6.53% due 12/6/03                                      1,587,646
  1,200,000   Sears Cr. Account Master 1998-1 A
                5.80% due 8/15/05                                      1,196,760
  1,000,000   UAC Auto Trust 1997-B A2
                6.70% due 6/10/03                                      1,013,570
  1,740,000   UCFC Loan Tr. 1997-D A6
                7.095% due 4/15/27                                     1,784,596
  1,200,000   Vanderbilt Mtg. 1997-B 1A3
                6.975% due 8/7/11                                      1,226,544
--------------------------------------------------------------------------------
                        TOTAL ASSET BACKED
                         (COST $15,023,717)                           15,152,164
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CORPORATE BONDS -- 32.3%
--------------------------------------------------------------------------------
Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.7%
 $1,000,000   Lockheed Martin Corp.
                6.55% due 5/15/99                                   $  1,003,031
  1,250,000   Raytheon Co.
                5.95% due 3/15/01                                      1,249,642
                                                                    ------------
                                                                       2,252,673
--------------------------------------------------------------------------------
AUTOMOTIVE -- 0.8%
  1,000,000   Ford Motor Credit Co.
                6.125% due 4/28/03                                     1,001,753
--------------------------------------------------------------------------------
BEVERAGE AND TOBACCO -- 2.7%
 $1,200,000   Coca Cola Enterprises, Inc.
                6.95% due 11/15/26                                     1,257,952
  1,000,000   Philip Morris Cos., Inc.
                7.50% due 4/1/04                                       1,051,613
  1,250,000   Philip Morris Cos., Inc.
                6.15% due 3/15/00                                      1,249,362
                                                                    ------------
                                                                       3,558,927
--------------------------------------------------------------------------------
CONGLOMERATES -- 0.9%
 $1,200,000   Tyco Int'l. Group S.A.
                6.125 due 6/15/01                                   $  1,203,295
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.8%
  1,000,000   Time Warner, Inc.
                6.95% due 1/15/28                                      1,013,715
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 10.7%
  1,000,000   Associates Corp. of North America
                5.85% due 1/15/01                                        996,794
  1,000,000   Bear Stearns Cos., Inc.
                6.20% due 3/30/03                                      1,001,608
  1,250,000   Donaldson Lufkin & Jenrette Sec. Corp.
                6.11% due 5/15/01                                      1,251,125
  1,000,000   Hutchinson Whampoa Fin. C I Ltd.+
                7.50% due 8/1/27                                         765,293
    500,000   Lehman Brothers Hldgs., Inc.
                6.94% due 9/30/99                                        504,745
    500,000   Lehman Brothers Hldgs., Inc.
                6.92% due 10/4/99                                        505,350
  1,500,000   Lehman Brothers Hldgs., Inc.
                6.84% due 10/7/99                                      1,512,687
  2,500,000   Lehman Brothers Hldgs., Inc.
                6.00% due 2/26/01                                      2,490,950
  1,100,000   Merrill Lynch & Co., Inc.
                6.02% due 5/11/01                                      1,101,636
    850,000   Morgan Stanley Dean Witter
                6.09% due 3/9/01                                         849,830
  1,000,000   Salomon, Inc.
                6.65% due 7/15/01                                      1,016,613
  2,160,000   Salomon, Inc.
                6.625% due 11/30/00                                    2,192,169
                                                                    ------------
                                                                      14,188,800
--------------------------------------------------------------------------------
HOSPITAL-SUPPLIES -- 0.8%
  1,000,000   Mallinckrodt, Inc.+
                6.30% due 3/15/11                                      1,003,066
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.9%
  1,250,000   U.S. Filter Corp.+
                6.375% due 5/15/11                                     1,248,375
--------------------------------------------------------------------------------

INSURANCE -- 1.8%
  1,300,000   Conseco, Inc.
                6.40% due 6/15/01                                      1,297,790
    950,000   Zurich Capital Tr.+
                8.376% due 6/1/37                                      1,054,519
                                                                    ------------
                                                                       2,352,309
--------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.9%
  1,300,000   Dayton Hudson Corp.
                5.95% due 6/15/00                                      1,299,706
--------------------------------------------------------------------------------

+ Rule 144A restricted security.

--------------------------------------------------------------------------------
36                                            See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)
--------------------------------------------------------------------------------
Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
MERCHANDISING-FOOD -- 0.9%
 $1,200,000   Albertsons, Inc.
                6.625% due 6/1/28                                   $  1,195,080
--------------------------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.9%
  1,250,000   Ikon Capital, Inc.
                6.73% due 6/15/01                                      1,271,678
--------------------------------------------------------------------------------
MISCELLANEOUS-FINANCIAL -- 0.8%
  1,000,000   Comdisco, Inc.
                6.06% due 5/5/00                                       1,000,394
--------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 0.8%
  1,000,000   Vastar Resources, Inc.
                6.00% due 4/20/00                                      1,000,394
--------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 0.5%
    800,000   LG Caltex Oil Corp.+
                7.50% due 7/15/07                                        598,400
--------------------------------------------------------------------------------
RAILROADS -- 1.1%
  1,250,000   Norfolk Southern Corp.
                7.80% due 5/15/27                                      1,431,465
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.0%
  1,000,000   Lucent Technologies, Inc.
                6.50% due 1/15/28                                      1,019,797
  1,000,000   MCI Communications Corp.
                6.125% due 4/15/02                                     1,001,051
  2,000,000   TCI Communications, Inc.
                7.25% due 6/15/99                                      2,022,344
                                                                     -----------
                                                                       4,043,192
--------------------------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 2.3%
    650,000   Occidental Petroleum Corp.
                6.40% due 4/1/03                                         654,393
  2,500,000   Williams Cos., Inc.+
                5.95% due 2/15/00                                      2,495,658
                                                                    ------------
                                                                       3,150,051
--------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS
                (COST $42,861,415)                                    42,813,273
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.2%
--------------------------------------------------------------------------------
Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
 $1,000,000   Bear Asset Trust 1997-1 A
                6.682% due 2/15/06                                  $  1,001,600
  1,250,000   Bear Stearns Coml. Mtg. Secs., Inc.
                CTF 1998-1 A2
                6.44% due 6/1/30                                       1,264,500
  1,000,000   Federal Home Loan Mtg. Corp.
                1998 EB 7.00% due 1/15/25                              1,016,234
  1,000,000   Federal National Mortgage Assn.
                1995-13C 6.50% due 10/25/08                            1,006,240
  1,459,977   GE Capital Mortgage Svcs., Inc.
                1996-3A7 7.00% due 3/25/26                             1,479,594
  1,150,000   GMAC Coml. Mtg. Sec., Inc.
                1998-1C 6.806% due 4/15/08                             1,180,820
--------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE
                OBLIGATIONS
                (COST $6,860,568)                                      6,948,988
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 13.7%
--------------------------------------------------------------------------------
Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
 $  194,109   FHLMC Pool # E54124
                7.00% due 8/1/08                                    $    197,701
    700,000   FNMA TBA
                7.00% (15 yr.)(a)                                        712,469
    800,000   FNMA TBA
                7.00% (30 yr.)(a)                                        811,244
  3,400,000   FNMA TBA
                6.50% (15 yr.)(a)                                      3,419,108
 11,660,000   FNMA TBA
                6.50% (30 yr.)(a)                                     11,608,906
     82,715   FNMA Pool # 050989
                7.00% due 2/1/09                                          84,232
     32,313   FNMA Pool # 250993
                7.00% due 7/1/12                                          32,896
      6,154   FNMA Pool # 339760
                7.50% due 5/1/27                                           6,313
     36,882   FNMA Pool # 392283
                7.00% due 6/1/12                                          37,547
    438,905   FNMA Pool # 395044
                7.00% due 12/1/12                                        446,823
     41,385   FNMA Pool # 395781
                7.00% due 10/1/27                                         41,982
    750,000   GNMA TBA
                6.50% (30 yr.)(a)                                        748,120
--------------------------------------------------------------------------------
              TOTAL MORTGAGE PASS-THROUGHS
                (COST $18,101,624)                                    18,147,341
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 32.2%
--------------------------------------------------------------------------------
 $3,475,000   U.S. Treasury Bonds
                6.625% due 2/15/27                                  $  3,925,666
    700,000   U.S. Treasury Bonds
                6.50% due 11/15/26                                       777,437
--------------------------------------------------------------------------------



+ Rule 144A restricted security.


--------------------------------------------------------------------------------
See notes to financial statements.                                           37

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)
--------------------------------------------------------------------------------
Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
 $  830,000   U.S. Treasury Bonds
                6.375% due 8/15/27                                  $   911,703
  5,220,000   U.S. Treasury Bonds
                6.125% due 11/15/27(b)                                5,593,559
  1,000,000   U.S. Treasury Notes
                7.875% due 11/15/04                                   1,123,125
  5,800,000   U.S. Treasury Notes
                6.875% due 8/31/99                                    5,887,000
  2,660,000   U.S. Treasury Notes
                6.625% due 6/30/01                                    2,737,308
  3,000,000   U.S. Treasury Notes
                6.50% due 5/15/05                                     3,166,875
  1,800,000   U.S. Treasury Notes
                6.50% due 8/15/05                                     1,900,125
  2,200,000   U.S. Treasury Notes
                6.375% due 5/15/00                                    2,233,000
    650,000   U.S. Treasury Notes
                6.125% due 8/15/07                                      676,610
  2,250,000   U.S. Treasury Notes
                5.750% due 4/30/03                                    2,271,798
    965,000   U.S. Treasury Notes
                5.625% due 5/15/01                                      968,318
  6,900,000   U.S. Treasury Notes
                5.500% due 3/15/00                                    6,897,847
  1,200,000   U.S. Treasury Notes
                5.500% due 5/31/03                                    1,200,000
  2,450,000   U.S. Treasury Notes
                5.500% due 2/15/08                                    2,449,236
--------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT SECURITIES
                (COST $41,911,726)                                   42,719,607
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
YANKEE BONDS -- 1.8%
--------------------------------------------------------------------------------
Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
 $  650,000   Petroliam Nasional Berhad+
                6.625% due 10/18/01                                 $   601,464
    600,000   Thailand Kingdom
                7.55% due 8/15/99                                       590,687
  1,200,000   Yorkshire Pwr. Fin. Ltd.+
                6.154% due 2/25/03                                    1,203,431
--------------------------------------------------------------------------------
              TOTAL YANKEE BONDS
                (COST $2,402,100)                                     2,395,582
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 17.1%
--------------------------------------------------------------------------------
Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
CONGLOMERATES -- 0.5%
 $  720,000   General Elec. Cap. Corp.
                5.51% due 7/20/98(a)                                $   717,906
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 7.5%
  3,449,000   Dakota Certificates
                5.52% due 7/20/98(a)                                  3,438,952
  5,818,000   Goldman Sachs Group LP
                5.51% due 7/14/98(a)                                  5,806,424
    752,000   Merrill Lynch & Co., Inc.
                5.53% due 7/21/98(a)                                    749,690
                                                                     -----------
                                                                      9,995,066
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 5.0%
  6,674,000   Baker Hughes, Inc.
                5.52% due 7/14/98(a)                                  6,660,696
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.1%
  5,391,000   Lucent Technologies, Inc.
                6.00% due 7/1/98(b)                                   5,391,000
--------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
                (COST $22,764,668)                                   22,764,668
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
--------------------------------------------------------------------------------
Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------
 $2,176,000   State Street Bank & Trust Co.
              repurchase agreement,
              dated 6/30/98, maturity
              value $2,176,345 at 5.70%
              due 7/1/98 (collateralized
              by U.S. Treasury Notes,
              $2,225,000, 6.75% due
              5/31/99                                              $  2,176,000
--------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENT
                (COST $2,176,000)                                     2,176,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 115.3%
  (COST $152,101,818)                                               153,117,623
PAYABLES FOR REVERSE REPURCHASE
  AGREEMENTS(a) -- (4.1%)                                            (5,390,225)
PAYABLES FOR FORWARD MORTGAGE
  SECURITIES(a) -- (13.0%)                                          (17,299,847)
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES --  1.8%                                           2,395,073
--------------------------------------------------------------------------------
NET ASSET -- 100.0%                                                $132,822,624
--------------------------------------------------------------------------------

(a) Commercial paper with the total amount of $17,373,668 is segregated to cover forward mortgage purchases.

(b) Commercial paper in the amount of $5,391,000 is segregated to cover reverse repurchase agreements.



+ Rule 144A restricted security.


--------------------------------------------------------------------------------
38                                            See notes to financial statements.

o THE GUARDIAN TAX-EXEMPT FUND

--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.8%
--------------------------------------------------------------------------------
                                               Rating
Principal                                     Moody's/
 Amount                                         S&P*                   Value
--------------------------------------------------------------------------------
ARIZONA -- 3.8%
--------------------------------------------------------------------------------
 $1,000,000   Phoenix, AZ G.O. Ser. A,
              7.00% due 7/1/10                Aa1/AA+                $ 1,224,150
    530,000   Pima Cty., AZ
              School District No.16
              Catalina Foothills G.O.,
              6.50% due 7/1/10                Aaa/AAA                    624,504
                                                                    ------------
                                                                       1,848,654
--------------------------------------------------------------------------------
CALIFORNIA -- 3.1%
  1,500,000   California St. Public
              Service G.O. Ser. A,
              5.25% due 10/1/17               A/A                      1,511,926
--------------------------------------------------------------------------------
FLORIDA -- 13.9%
  1,000,000   Florida St. Board of Ed.
              Cap. Outlay G.O.,
              6.70% due 6/1/22                Aaa/AAA                  1,083,370
  1,140,000   Jacksonville, FL Sales Tax
              River City Ren. Proj.,
              5.125% due 10/1/18              Aaa/AAA                  1,135,634
  1,500,000   Orange Cty., FL
              Tourist Dev. Tax G.O.
              5.00% due 10/1/15               Aaa/AAA                  1,500,480
  1,200,000   Orlando, FL G.O. Ser. A,
              5.00% due 10/1/18               Aa3/AA-                  1,181,136
  1,385,000   Orlando, FL G.O. Utilities
              Water & Elec. Rev. Ser. A,
              6.50% due 10/1/20               Aaa/AA-                  1,514,982
    300,000   Orlando, FL G.O. Utilities
              Water & Elec. Rev.,
              6.00% due 10/1/10               Aa1/AA                     340,641
                                                                    ------------
                                                                       6,756,243
--------------------------------------------------------------------------------
GEORGIA -- 2.1%
  1,000,000   Burke Cty., GA
              Dev. Auth. Pol.,
              3.95% due 7/1/24                A1/A+                    1,000,000
--------------------------------------------------------------------------------
MINNESOTA -- 3.0%
  1,500,000   Minneapolis & St. Paul, MN
              Ser. A,
              5.00% due 1/1/19                Aaa/AAA                  1,474,500
--------------------------------------------------------------------------------
MISSOURI -- 5.8%
  1,000,000   Missouri St. G.O. Ser. A,
              Fourth State Bldg.,
              5.75% due 8/1/18                Aaa/AAA                  1,066,100
  1,485,000   St. Louis, MO Reg. Con.
              Prerefunded Ser. C
              7.90% due 8/15/21               Aaa/AAA                  1,739,989
                                                                    ------------
                                                                       2,806,089
--------------------------------------------------------------------------------
                                               Rating
Principal                                     Moody's/
 Amount                                         S&P*                   Value
--------------------------------------------------------------------------------
NEVADA -- 2.3% $1,000,000 Nevada St.
              Colorado Riv. Comm.
              6.50% due 7/1/19                A1/AA-                 $ 1,127,290
--------------------------------------------------------------------------------
NEW JERSEY -- 5.1%
  1,750,000   New Jersey St.
              Hwy. Auth.,
              6.25% due 1/1/14                A1/AA-                   1,889,143
    500,000   New Jersey St. Transit
              Auth. G.O. Ser. A,
              6.50% due 6/15/05               Aaa/AAA                    564,415
                                                                    ------------
                                                                       2,453,558
--------------------------------------------------------------------------------
NEW YORK -- 17.1%
  1,500,000   New York City G.O. Ser. E,
              5.875% due 8/1/13               A3/BBB+                  1,604,025
  1,500,000   New York City Mun.
              Water & Sewer Fin. Auth. Ser. A,
              5.625% due 6/15/19              A2/A-                    1,555,485
  1,000,000   New York St. G.O. Dorm.
              Auth. Rev. Ref. City Univ.
              5.75% due 7/1/12                Aaa/AAA                  1,102,500
  1,500,000   New York St. G.O. Dorm.
              Auth. Rev. St. Univ. Ed. Facs.,
              5.00% due 5/15/15               A3/A-                    1,483,905
  1,000,000   New York St. G.O. Dorm.
              Auth. Rev. St. Univ. Ed. Facs.,
              5.00% due 5/15/17               A3/A-                      982,560
    500,000   New York St. G.O. Ser. A,
              5.875% due 3/15/15              A/A-                       532,190
 1,000,000   New York St. Thruway
              Auth. Svc. Contract,
              5.75% due 4/1/16                Baa1/BBB                 1,041,960
                                                                    ------------
                                                                       8,302,625
--------------------------------------------------------------------------------
OHIO -- 9.7%

  1,000,000   Cleveland, OH
              Parking Fac. Rev.,
              5.50% due 9/15/16               Aaa/AAA                  1,042,360
    500,000   Columbus, OH
              Water System Rev.,
              6.10% due 11/1/03               Aa3/AA-                    540,075
  1,000,000   Ohio St. Bldg. Auth. Disalle
              Gov't. Center G.O. Ser. A,
              6.00% due 10/1/05               Aa3/AA-                  1,102,590
  1,000,000   Ohio St. G.O. Water Dev.
              Pollution Control,
              5.00% due 6/1/15                Aaa/AAa                    996,000
  1,000,000   Ohio St. Water
              Dev. Auth. Rev.,
              5.125% due 12/1/18              Aa3/A+                     998,700
                                                                    ------------
                                                                       4,679,725
--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)


--------------------------------------------------------------------------------
                                               Rating
Principal                                     Moody's/
 Amount                                         S&P*                   Value
--------------------------------------------------------------------------------
OKLAHOMA -- 6.1%

 $1,270,000   Grand River Dam
              Auth., OK G.O.,
              6.25% due 6/1/11                Aaa/AAA                $ 1,467,637
  1,500,000   Oklahoma St. Tpk.
              Second Sr. Ser. A,
              5.00% due 1/1/16                Aaa/AAA                  1,499,130
                                                                    ------------
                                                                       2,966,767
------------------------------------------------------------------------------
SOUTH CAROLINA -- 2.3%
  1,000,000   South Carolina St.
              Public Svc. Auth. Ser. B,
              7.00% due 7/1/12                Aaa/AAA                  1,102,300
--------------------------------------------------------------------------------
PUERTO RICO -- 6.2%
  1,500,000   Puerto Rico Comwlth.,
              5.00% due 7/1/17                Aaa/AAA                  1,493,625
  1,500,000   Puerto Rico Comwlth., Ser. A,
              5.00% due 7/1/17                Aaa/AAA                  1,493,625
                                                                    ------------
                                                                       2,987,250
--------------------------------------------------------------------------------
TEXAS -- 11.2%
  1,250,000   Austin, TX
              5.00% due 9/1/15                Aa2/AA                   1,249,200
  1,050,000   Bryan, TX Indpt.
              Sch. Dist. G.O.,
              5.50% due 2/15/17               Aaa/NR                   1,083,579
  1,000,000   Texas St. Pub. Fin.
              Auth. Bldg. Gen. Svc.
              Comm. Proj. Ser. A,
              5.00% due 2/1/14                Aaa/AAA                    998,350
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Rating
Principal                                     Moody's/
 Amount                                         S&P*                   Value
--------------------------------------------------------------------------------
 $  555,000   Texas St. Water Dev't.
              G.O. Ser. A,
              6.50% due 8/1/05                Aa2/AA                 $   627,971
  1,500,000   Texas St. Water Dev't.
              Brd. Revolving Fd.
              Sr. Lien B
              5.00% due 7/15/19               Aa2/AAA                  1,474,095
                                                                    ------------
                                                                       5,433,195
--------------------------------------------------------------------------------
VIRGINIA -- 3.1%
  1,500,000   Virginia College Bldg.
              Auth. Ser. A,
              5.00% due 9/1/16                Aa2/AA                   1,486,650
--------------------------------------------------------------------------------
               TOTAL MUNICIPAL BONDS
                (COST $44,778,984)                                    45,936,772
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 94.8%
  (COST $44,778,984)                                                  45,936,772
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 5.2%                                             2,533,561
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                                  $48,470,333
--------------------------------------------------------------------------------

GLOSSARY:
G.O. -- General Obligation.

--------------------------------------------------------------------------------
* Unaudited.                                  See notes to financial statements.
40

o THE GUARDIAN CASH MANAGEMENT FUND

-------------------------------------------------------------------------------
COMMERCIAL PAPER -- 85.2%
-------------------------------------------------------------------------------
Principal                                               Maturity
  Amount                                                  Date        Value
-------------------------------------------------------------------------------
FINANCIAL -- 27.7%
BANK HOLDING COMPANIES -- 3.6%
 $ 6,500,000     J.P. Morgan & Co.,
                   Inc. 5.50%                            8/21/98   $  6,449,355
-------------------------------------------------------------------------------
FINANCE COMPANIES -- 13.9%
   6,000,000     Goldman Sachs Group
                   LP 5.51%                              7/10/98      5,991,736
   5,000,000     Merrill Lynch & Co.,
                   Inc. 5.51%                            7/31/98      4,977,043
   1,500,000     Merrill Lynch & Co.,
                   Inc. 5.52%                            7/31/98      1,493,100
   6,000,000     Private Export Funding
                   Corp. 5.49%                            8/5/98      5,967,975
   6,500,000     USAA Capital Corp.
                   5.50%                                  7/1/98      6,500,000
                                                                   ------------
                                                                     24,929,854
-------------------------------------------------------------------------------
OTHER MAJOR BANKS -- 6.9%
   6,500,000     Commerzbank U.S. Finance
                   5.55%                                 7/27/98      6,473,946
   6,000,000     Dresdner U.S. Finance
                   5.51%                                  8/3/98      5,969,695
                                                                   ------------
                                                                     12,443,641
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 3.3%
   6,000,000     Nat'l. Rural Utils. Coop.
                   Fin. Corp. 5.47%                      7/17/98      5,985,413
-------------------------------------------------------------------------------
                 TOTAL FINANCIAL                                     49,808,263
-------------------------------------------------------------------------------
INDUSTRIAL -- 57.5%
AUTOMOTIVE -- 13.9%
   6,500,000     Daimler Benz North America Co.
                   5.52%                                 8/20/98      6,450,167
   6,500,000     Ford Motor Credit Co.
                   5.54%                                  7/6/98      6,494,999
   6,000,000     Toyota Motor Credit Co.
                   5.48%                                 7/20/98      5,982,647
   6,000,000     Volkswagen of America, Inc.
                   5.51%                                 7/20/98      5,982,552
                                                                   ------------
                                                                     24,910,365
-------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 3.6%
   6,500,000     Int'l. Business Machines
                   5.51%                                 7/22/98      6,479,108
-------------------------------------------------------------------------------
CONGLOMERATES -- 3.6%
   6,500,000     General Electric Cap. Corp.
                   5.60%                                 1/20/98      6,457,221
-------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 5.8%
   4,000,000     H. J. Heinz Co.
                   5.50%                                 7/23/98      3,986,556
   6,500,000     Hershey Foods Corp.
                   5.51%                                 7/24/98      6,477,113
                                                                   ------------
                                                                     10,463,669
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Principal                                               Maturity
  Amount                                                  Date        Value
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 3.3%
 $ 6,000,000     Colgate Palmolive Co.
                   5.50%                                 9/10/98   $  5,934,917
-------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 3.3%
   6,000,000     Deere & Co.
                   5.48%                                  7/9/98      5,992,693
-------------------------------------------------------------------------------
METALS -- 3.6%
   6,500,000     Aluminum Co. of America
                   5.55%                                  7/8/98      6,492,985
-------------------------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 3.6%
   6,500,000     Shell Finance
                   5.50%                                 7/23/98      6,478,153
-------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 3.3%
   6,000,000     Texaco, Inc.
                   5.49%                                  8/4/98      5,968,890
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 10.2%
   6,500,000     Bell Atlantic Financial Svcs.
                   5.52%                                 7/10/98      6,491,030
   6,000,000     GTE Finance Corp.
                   5.56%                                 7/22/98      5,980,540
   6,000,000     Telstra Corp. Ltd.
                   5.54%                                 8/24/98      5,950,140
                                                                   ------------
                                                                     18,421,710
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 3.3%
   6,000,000     Electricite de France
                   5.47%                                 8/12/98      5,961,710
-------------------------------------------------------------------------------
                 TOTAL INDUSTRIAL                                   103,561,421
-------------------------------------------------------------------------------
                 TOTAL COMMERCIAL PAPER
                   (COST $153,369,684)                              153,369,684
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.9%
-------------------------------------------------------------------------------
Principal
 Amount                                                                Value
-------------------------------------------------------------------------------
 $26,761,000     State Street Bank & Trust Co.
                 repurchase agreement,
                 dated 6/30/98, maturity
                 value $26,765,237 at 5.70%
                 due 7/1/98 (collateralized
                 by $27,300,000 U.S. Treasury
                 Notes, 5.50% due
                 3/31/03)                                          $ 26,761,000
-------------------------------------------------------------------------------
                 TOTAL REPURCHASE AGREEMENT
                   (COST $26,761,000)                                26,761,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
  (COST $180,130,684)                                               180,130,684
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.1%)                                               (146,457)
-------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $179,984,227
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
See notes to financial statements.                                           41



=====================
FINANCIAL STATEMENTS
====================
 _
|_|  THE PARK AVENUE PORTFOLIO

====================================================
STATEMENTS OF ASSETS AND LIABILITIES
====================================================
June 30, 1998 (Unaudited)
----------------------------------------------------


                                                                    THE GUARDIAN     THE GUARDIAN     THE GUARDIAN      THE GUARDIAN
                                                                     PARK AVENUE      PARK AVENUE            ASSET   BAILLIE GIFFORD
                                                                            FUND        SMALL CAP       ALLOCATION     INTERNATIONAL
                                                                                             FUND             FUND              FUND
                                                                  ------------------------------------------------------------------
ASSETS
  Investments, at identified cost* ............................   $2,301,471,434     $142,043,816     $163,891,814       $71,163,108
                                                                  ==================================================================
  Investments, at market ......................................    3,196,193,270      162,607,769      150,031,979        93,340,649
  Repurchase agreements                                                       --               --       40,164,000                --
                                                                  ------------------------------------------------------------------
        TOTAL INVESTMENTS .....................................    3,196,193,270      162,607,769      190,195,979        93,340,649

  Cash ........................................................          823,936            5,114              971               717
  Foreign currency (cost $2,403,720 GBGIF and $467,957
    GBGEMF, respectively) .....................................               --               --               --         2,396,757
  Receivable for securities sold ..............................       52,559,711          733,712           53,428           131,657
  Receivable for fund shares sold .............................        5,846,077          606,083          544,662           167,035
  Receivable for futures margin variation .....................               --               --           70,125                --
  Dividends receivable ........................................        2,484,411           80,636          235,103           109,809
  Interest receivable .........................................           32,500            1,615            6,360               811
  Deferred organization expenses -- Note 8 ....................               --           34,081               --                --
  Dividend reclaims receivable ................................               --               --               --           100,585
  Other assets ................................................            1,929           11,069              891               717
                                                                  ------------------------------------------------------------------
        TOTAL ASSETS ..........................................    3,257,941,834      164,080,079      191,107,519        96,248,737
                                                                  ------------------------------------------------------------------

LIABILITIES
  Payable for securities purchased ............................       31,486,373        2,261,671           63,812         1,805,901
  Payable for reverse repurchase agreements -- Note 6 .........               --               --               --                --
  Payable for forward mortgage securities -- Note 7 ...........               --               --               --                --
  Unrealized depreciation on closed forward foreign
    currency contracts ........................................               --               --               --           106,080
  Distributions payable .......................................               --               --               --                --
  Payable for fund shares redeemed ............................        3,072,722          181,047           78,884            62,103
  Accrued expenses ............................................          351,898            6,743           16,587            47,884
  Due to affiliates ...........................................        6,797,082          551,460          320,109           345,675
                                                                  ------------------------------------------------------------------
        TOTAL LIABILITIES .....................................       41,708,075        3,000,921          479,392         2,367,643
                                                                  ------------------------------------------------------------------
        NET ASSETS ............................................   $3,216,233,759     $161,079,158     $190,628,127       $93,881,094
                                                                  ==================================================================

*  Includes repurchase agreements.

See notes to financial statements.


42




                                                                     THE GUARDIAN     THE GUARDIAN    THE GUARDIAN     THE GUARDIAN
                                                                  BAILLIE GIFFORD       INVESTMENT      TAX-EXEMPT             CASH
                                                                         EMERGING          QUALITY            FUND       MANAGEMENT
                                                                     MARKETS FUND        BOND FUND                             FUND
                                                                  -----------------------------------------------------------------
ASSETS
  Investments, at identified cost* ............................       $23,172,847     $152,101,818     $44,778,984     $180,130,684
                                                                  =================================================================
  Investments, at market ......................................        19,154,159      153,117,623      45,936,772      153,369,684
  Repurchase agreements                                                        --               --              --       26,761,000
                                                                  -----------------------------------------------------------------
        TOTAL INVESTMENTS .....................................        19,154,159      153,117,623      45,936,772      180,130,684

  Cash ........................................................             1,467              255         327,395           32,102
  Foreign currency (cost $2,403,720 GBGIF and $467,957
    GBGEMF, respectively) .....................................           441,338               --              --               --
  Receivable for securities sold ..............................           116,028          976,585       2,708,271               --
  Receivable for fund shares sold .............................             2,137        1,312,626             287          775,184
  Receivable for futures margin variation .....................                --               --              --               --
  Dividends receivable ........................................            96,260               --              --               --
  Interest receivable .........................................             7,935        1,405,536         778,744            4,237
  Deferred organization expenses -- Note 8 ....................            20,279               --              --               --
  Dividend reclaims receivable ................................             1,098               --              --               --
  Other assets ................................................            21,179               --             425            2,226
                                                                  -----------------------------------------------------------------
        TOTAL ASSETS ..........................................        19,861,880      156,812,625      49,751,894      180,944,433
                                                                  -----------------------------------------------------------------

LIABILITIES
  Payable for securities purchased ............................                --          995,062       1,182,905               --
  Payable for reverse repurchase agreements -- Note 6 .........                --        5,390,225              --               --
  Payable for forward mortgage securities -- Note 7 ...........                --       17,299,847              --               --
  Unrealized depreciation on closed forward foreign
    currency contracts ........................................                --               --              --               --
  Distributions payable .......................................                --           19,727           9,047           35,983
  Payable for fund shares redeemed ............................            13,677           61,849              --          528,000
  Accrued expenses ............................................            10,850            5,571              --           52,779
  Due to affiliates ...........................................           165,629          217,720          89,609          343,444
                                                                  -----------------------------------------------------------------
        TOTAL LIABILITIES .....................................           190,156       23,990,001       1,281,561          960,206
                                                                  -----------------------------------------------------------------
        NET ASSETS ............................................       $19,671,724     $132,822,624     $48,470,333     $179,984,227
                                                                  =================================================================

*  Includes repurchase agreements.

See notes to financial statements.

                                                                                                                                 43



 _
|_|  THE PARK AVENUE PORTFOLIO

====================================================
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
====================================================
June 30, 1998 (Unaudited)
----------------------------------------------------


                                                                  THE GUARDIAN     THE GUARDIAN      THE GUARDIAN      THE GUARDIAN
                                                                   PARK AVENUE      PARK AVENUE             ASSET   BAILLIE GIFFORD
                                                                          FUND        SMALL CAP        ALLOCATION     INTERNATIONAL
                                                                                           FUND              FUND              FUND
                                                                -------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  Shares of beneficial interest, at par ....................    $      627,011     $    110,637      $    126,208       $    49,894
  Additional paid-in capital ...............................     2,204,075,918      142,330,335       157,609,553        67,830,659
  Undistributed/(overdistributed) net
    investment income ......................................         1,012,257         (308,208)          520,467          (440,091)
  Accumulated net realized gain/(loss)
    on investments and foreign currency
    related transactions ...................................       115,796,737       (1,617,559)        6,466,955         4,382,111
  Net unrealized appreciation/(depreciation)
    of investments and foreign currency
    related transactions ...................................       894,721,836       20,563,953        25,904,944        22,058,521
                                                                -------------------------------------------------------------------
        NET ASSETS .........................................    $3,216,233,759     $161,079,158      $190,628,127       $93,881,094
                                                                ===================================================================
NET ASSETS
    Class A ................................................    $2,876,742,621     $133,808,366      $169,275,654       $85,297,901
    Class B ................................................    $  339,491,138     $ 27,270,792      $ 21,352,473       $ 8,583,193

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING -- $0.01 PAR VALUE
    Class A ................................................        56,061,398        9,173,288        11,202,254         4,525,889
    Class B ................................................         6,639,677        1,890,390         1,418,582           463,519

NET ASSET VALUE PER SHARE
    Class A ................................................            $51.31           $14.59            $15.11            $18.85
    Class B ................................................            $51.13           $14.43            $15.05            $18.52

MAXIMUM OFFERING PRICE PER SHARE
    Class A Only (Net Asset Value x 104.71%)* ..............            $53.73           $15.28            $15.82            $19.74


 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.


See notes to financial statements.


44




                                                                   THE GUARDIAN     THE GUARDIAN     THE GUARDIAN     THE GUARDIAN
                                                                BAILLIE GIFFORD       INVESTMENT       TAX-EXEMPT             CASH
                                                                       EMERGING          QUALITY             FUND       MANAGEMENT
                                                                   MARKETS FUND        BOND FUND                              FUND
                                                                ------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  Shares of beneficial interest, at par ....................        $    26,454     $    132,612      $    48,460     $  1,799,842
  Additional paid-in capital ...............................         26,522,864      130,845,907       47,133,208      178,184,385
  Undistributed/(overdistributed) net
    investment income ......................................             41,822               --               --               --
  Accumulated net realized gain/(loss)
    on investments and foreign currency
    related transactions ...................................         (2,871,845)         828,300          130,877               --
  Net unrealized appreciation/(depreciation)
    of investments and foreign currency
    related transactions ...................................         (4,047,571)       1,015,805        1,157,788               --
                                                                ------------------------------------------------------------------
        NET ASSETS .........................................        $19,671,724     $132,822,624      $48,470,333     $179,984,227
                                                                ==================================================================
NET ASSETS
    Class A ................................................        $18,062,081     $132,822,624      $48,470,333     $172,835,201
    Class B ................................................        $ 1,609,643              N/A              N/A     $  7,149,026

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING -- $0.01 PAR VALUE
    Class A ................................................          2,425,397       13,261,234        4,845,973      172,835,201
    Class B ................................................            220,047              N/A              N/A        7,149,026

NET ASSET VALUE PER SHARE
    Class A ................................................              $7.45           $10.02           $10.00            $1.00
    Class B ................................................              $7.31              N/A              N/A            $1.00

MAXIMUM OFFERING PRICE PER SHARE
    Class A Only (Net Asset Value x 104.71%)* ..............              $7.80           $10.49           $10.47            N/A**


 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

**   No load is charged on Class A shares.


See notes to financial statements.

                                                                                                                                 45



 _
|_|  THE PARK AVENUE PORTFOLIO

====================================================
STATEMENTS OF OPERATIONS
====================================================
Six Months Ended June 30, 1998 (Unaudited)
----------------------------------------------------


                                                                   THE GUARDIAN     THE GUARDIAN     THE GUARDIAN      THE GUARDIAN
                                                                    PARK AVENUE      PARK AVENUE            ASSET   BAILLIE GIFFORD
                                                                           FUND        SMALL CAP       ALLOCATION     INTERNATIONAL
                                                                                            FUND             FUND              FUND
                                                                  ------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ................................................     $ 17,369,345      $   511,159      $ 1,235,054       $   934,483
    Interest .................................................        5,179,084          232,232        1,403,469            66,142
    Less: Foreign tax withheld ...............................           (6,750)              --               --          (116,468)
                                                                  ------------------------------------------------------------------
          Total Income .......................................       22,541,679          743,391        2,638,523           884,157
                                                                  ------------------------------------------------------------------
  EXPENSES:
    Investment advisory fees -- Note 2 .......................        7,284,233          540,987          240,250           329,364
    Administrative fees -- Class A -- Note 2 .................        2,202,622          150,393          107,859            93,607
    Administrative fees -- Class B -- Note 2 .................          344,161           29,936           12,266             9,319
    12b-1 fees -- Class B -- Note 3 ..........................        1,032,483           89,809           65,625            27,957
    Transfer agent fees ......................................        1,315,990          121,672          110,839            88,669
    Custodian fees ...........................................          205,779           53,894           56,036           100,437
    Printing expense .........................................          199,313            9,757           11,805             5,632
    Registration fees ........................................          146,280           27,991           24,693            19,125
    Trustees' fees -- Note 2 .................................           12,000           12,000           10,750            10,750
    Audit fees ...............................................           10,250            8,750            8,750            10,500
    Legal fees ...............................................            6,250            1,000            1,450             1,900
    Insurance expense ........................................            1,899              561              878               704
    Other ....................................................              350              350              350               350
    Deferred organization expense -- Note 8 ..................               --            4,499              897             1,224
                                                                  ------------------------------------------------------------------
          Total Expenses .....................................       12,761,610        1,051,599          652,448           699,538
    Less: Expenses assumed by investment
            advisor -- Note 2 ................................               --               --               --                --
                                                                  ------------------------------------------------------------------
          Expenses Net of Reimbursement ......................       12,761,610        1,051,599          652,448           699,538
                                                                  ------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS) ...............................        9,780,069         (308,208)       1,986,075           184,619
                                                                  ------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
  Net realized gain/(loss) on
    investments -- Note 1 ....................................      115,802,323       (1,617,843)       5,390,638         4,557,203
  Net realized gains received from
    underlying funds .........................................               --               --        1,076,107                --
  Net realized gain/(loss) on foreign
    currencies -- Note 1 .....................................               --               --               --            37,569
  Net change in unrealized appreciation/(depreciation)
    on investments -- Note 4 .................................      250,877,923       10,046,847        6,548,228         8,978,915
  Net change in unrealized appreciation/(depreciation)
    from translation of other assets and liabilities
    denominated in foreign currencies -- Note 4 ..............               --               --               --           (75,289)
                                                                  ------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES .......................      366,680,246        8,429,004       13,014,973        13,498,398
                                                                  ------------------------------------------------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS
        FROM OPERATIONS ......................................     $376,460,315      $ 8,120,796      $15,001,048       $13,683,017
                                                                  ==================================================================

See notes to financial statements.


46



                                                                     THE GUARDIAN    THE GUARDIAN    THE GUARDIAN    THE GUARDIAN
                                                                  BAILLIE GIFFORD      INVESTMENT      TAX-EXEMPT            CASH
                                                                         EMERGING         QUALITY            FUND      MANAGEMENT
                                                                     MARKETS FUND       BOND FUND                            FUND
                                                                  ---------------------------------------------------------------
INVESTMENT INCOME
    Dividends ................................................        $   299,956      $       --      $       --      $       --
    Interest .................................................             38,572       3,348,857       1,221,558       4,371,211
    Less: Foreign tax withheld ...............................             (2,444)             --              --              --
                                                                  ---------------------------------------------------------------
          Total Income .......................................            336,084       3,348,857       1,221,558       4,371,211
                                                                  ---------------------------------------------------------------
  EXPENSES:
    Investment advisory fees -- Note 2 .......................            112,282         270,433         118,589         390,112
    Administrative fees -- Class A -- Note 2 .................             25,723         135,216          59,295         187,562
    Administrative fees -- Class B -- Note 2 .................              2,347              --              --           7,494
    12b-1 fees -- Class B -- Note 3 ..........................              7,042              --              --          22,481
    Transfer agent fees ......................................             32,313          38,271          18,264         163,660
    Custodian fees ...........................................             78,547          39,974          18,178          38,678
    Printing expense .........................................              1,575           7,450           3,500          11,183
    Registration fees ........................................              8,625          20,000           5,950          22,019
    Trustees' fees -- Note 2 .................................             10,750          10,750          10,750          10,750
    Audit fees ...............................................             10,500           8,750           8,500           8,500
    Legal fees ...............................................                992           1,275           1,200           1,450
    Insurance expense ........................................                561             176             136             313
    Other ....................................................                350             350             350             350
    Deferred organization expense -- Note 8 ..................              2,650             896             896              --
                                                                  ------------------------------------------------------------------
          Total Expenses .....................................            294,257         533,541         245,608         864,552
    Less: Expenses assumed by investment
            advisor -- Note 2 ................................                 --         127,891          67,725         201,362
                                                                  ------------------------------------------------------------------
          Expenses Net of Reimbursement ......................            294,257         405,650         177,883         663,190
                                                                  ---------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS) ...............................             41,827       2,943,207       1,043,675       3,708,021
                                                                  ---------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
  Net realized gain/(loss) on
    investments -- Note 1 ....................................         (2,043,242)      1,100,659         496,817              --
  Net realized gains received from
    underlying funds .........................................                 --              --              --              --
  Net realized gain/(loss) on foreign
    currencies -- Note 1 .....................................            (30,765)             --              --              --
  Net change in unrealized appreciation/(depreciation)
    on investments -- Note 4 .................................         (2,976,501)        215,144        (429,870)             --
  Net change in unrealized appreciation/(depreciation)
    from translation of other assets and liabilities
    denominated in foreign currencies -- Note 4 ..............            (33,171)             --              --              --
                                                                  ---------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES .......................         (5,083,679)      1,315,803          66,947              --
                                                                  ---------------------------------------------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS
        FROM OPERATIONS ......................................        $(5,041,852)     $4,259,010      $1,110,622      $3,708,021
                                                                  ===============================================================

See notes to financial statements.


                                                                                                                               47



 _
|_|  THE PARK AVENUE PORTFOLIO

====================================================
STATEMENTS OF CHANGES IN NET ASSETS
====================================================

                                                                                                         THE GUARDIAN
                                                                       THE GUARDIAN                      PARK AVENUE
                                                                     PARK AVENUE FUND                   SMALL CAP FUND
                                                              -------------------------------    -----------------------------
                                                                                                                   PERIOD FROM
                                                               SIX MONTHS                          SIX MONTHS       APRIL 2,
                                                                 ENDED            YEAR ENDED         ENDED          1997+ TO
                                                                JUNE 30,         DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                                  1998              1997              1998            1997
                                                               (UNAUDITED)        (AUDITED)        (UNAUDITED)      (AUDITED)
                                                              -----------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income/(loss) ...........................  $    9,780,069    $   17,523,581    $   (308,208)   $    (41,076)
    Net realized gain/(loss) on investments and
      foreign currency related transactions ................     115,802,323       250,113,783      (1,617,843)      2,422,438
    Net change in unrealized appreciation/(depreciation)
      of investments and foreign currency related
      transactions .........................................     250,877,923       296,292,118      10,046,847      10,517,106
                                                              -----------------------------------------------------------------
        NET INCREASE/(DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS ........................     376,460,315       563,929,482       8,120,796      12,898,468
                                                              -----------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income
      Class A ..............................................      (9,135,616)      (17,140,750)             --              --
      Class B ..............................................              --           (15,027)             --              --
    Distribution in excess of net investment income
      Class A ..............................................              --                --              --              --
    Net realized gain on investments and foreign
      currency related transactions
      Class A ..............................................     (54,649,863)     (200,697,619)       (977,750)     (1,015,732)
      Class B ..............................................      (6,490,127)      (16,602,423)       (203,459)       (184,137)
                                                              -----------------------------------------------------------------
        TOTAL DIVIDENDS AND DISTRIBUTIONS
          TO SHAREHOLDERS ..................................     (70,275,606)     (234,455,819)     (1,181,209)     (1,199,869)
                                                              -----------------------------------------------------------------
  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase/(decrease) in net assets from
      capital share transactions--Note 9 ...................     395,670,861       756,713,154      34,875,796     107,565,176
                                                              -----------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS ....................     701,855,570     1,086,186,817      41,815,383     119,263,775

  NET ASSETS:
  Beginning of period ......................................   2,514,378,189     1,428,191,372     119,263,775              --
                                                              -----------------------------------------------------------------
  End of period* ...........................................  $3,216,233,759    $2,514,378,189    $161,079,158    $119,263,775
                                                              =================================================================
* Includes undistributed/overdistributed net investment
  income of ................................................  $    1,012,257    $      367,804    $   (308,208)   $         --


                                                                                                   THE GUARDIAN
                                                                     THE GUARDIAN                 BAILLIE GIFFORD
                                                                 ASSET ALLOCATION FUND           INTERNATIONAL FUND
                                                              ----------------------------   ---------------------------

                                                              SIX MONTHS                      SIX MONTHS
                                                                ENDED          YEAR ENDED       ENDED         YEAR ENDED
                                                               JUNE 30,       DECEMBER 31,     JUNE 30,      DECEMBER 31,
                                                                 1998            1997            1998           1997
                                                              (UNAUDITED)      (AUDITED)      (UNAUDITED)     (AUDITED)
                                                              -----------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income/(loss) ...........................  $  1,986,075    $  2,914,100    $   184,619    $   (25,976)
    Net realized gain/(loss) on investments and
      foreign currency related transactions ................     6,466,745      16,232,374      4,594,772      4,071,149
    Net change in unrealized appreciation/(depreciation)
      of investments and foreign currency related
      transactions .........................................     6,548,228       6,056,517      8,903,626      2,446,182
                                                              -----------------------------------------------------------
        NET INCREASE/(DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS ........................    15,001,048      25,202,991     13,683,017      6,491,355
                                                              -----------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income
      Class A ..............................................    (1,377,232)     (2,813,753)       (27,720)            --
      Class B ..............................................       (88,376)       (140,422)            --             --
    Distribution in excess of net investment income
      Class A ..............................................            --              --             --       (630,995)
    Net realized gain on investments and foreign
      currency related transactions
      Class A ..............................................    (1,243,783)    (14,369,551)    (1,072,095)    (2,642,377)
      Class B ..............................................      (156,833)     (1,441,303)      (109,783)      (250,985)
                                                              -----------------------------------------------------------
        TOTAL DIVIDENDS AND DISTRIBUTIONS
          TO SHAREHOLDERS ..................................    (2,866,224)    (18,765,029)    (1,209,598)    (3,524,357)
                                                              -----------------------------------------------------------
  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase/(decrease) in net assets from
      capital share transactions--Note 9 ...................    27,478,973      51,310,480      8,140,208      9,394,500
                                                              -----------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS ....................    39,613,797      57,748,442     20,613,627     12,361,498

  NET ASSETS:
  Beginning of period ......................................   151,014,330      93,265,888     73,267,467     60,905,969
                                                              -----------------------------------------------------------
  End of period* ...........................................  $190,628,127    $151,014,330    $93,881,094    $73,267,467
                                                              ===========================================================
+ Commencement of operations.

* Includes undistributed/(overdistributed)
  net investment income of .................................  $    520,467    $         --    $  (440,091)   $  (596,990)

See notes to financial statements.

48

                                                                       THE GUARDIAN                      THE GUARDIAN
                                                                 BAILLIE GIFFORD EMERGING             INVESTMENT QUALITY
                                                                       MARKETS FUND                       BOND FUND
                                                              -----------------------------    -------------------------------
                                                                               PERIOD FROM
                                                               SIX MONTHS       APRIL 2,         SIX MONTHS
                                                                ENDED            1997+ TO          ENDED          YEAR ENDED
                                                               JUNE 30,        DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                                 1998              1997            1998              1997
                                                              (UNAUDITED)       (AUDITED)       (UNAUDITED)       (AUDITED)
                                                              ----------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income/(loss) ...........................  $    41,827      $    80,943      $  2,943,207      $ 4,216,366
    Net realized gain/(loss) on investments and
      foreign currency related transactions ................   (2,074,007)        (794,872)        1,100,659          486,008
    Net change in unrealized appreciation/(depreciation)
      of investments and foreign currency related
      transactions .........................................   (3,009,672)      (1,037,899)          215,144        1,432,635
                                                              ----------------------------------------------------------------
        NET INCREASE/(DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS ........................   (5,041,852)      (1,751,828)        4,259,010        6,135,009
                                                              ----------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income
      Class A ..............................................       (6,305)         (76,816)       (2,943,207)      (4,216,366)
      Class B ..............................................           --               --                --               --
    Distribution in excess of net investment income
      Class A ..............................................           --               --                --               --
    Net realized gain on investments and foreign
      currency related transactions
      Class A ..............................................         (727)              --                --               --
      Class B ..............................................          (66)              --                --               --
                                                              ----------------------------------------------------------------
        TOTAL DIVIDENDS AND DISTRIBUTIONS
          TO SHAREHOLDERS ..................................       (7,098)         (76,816)       (2,943,207)      (4,216,366)
                                                              ----------------------------------------------------------------
  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase/(decrease) in net assets from
      capital share transactions-- Note 9 ..................    1,239,626       25,309,692        32,572,109       46,222,148
                                                              ----------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS ....................   (3,809,324)      23,481,048        33,887,912       48,140,791

  NET ASSETS:
  Beginning of period ......................................   23,481,048               --        98,934,712       50,793,921
                                                              ----------------------------------------------------------------
  End of period* ...........................................  $19,671,724      $23,481,048      $132,822,624      $98,934,712
                                                              ================================================================
+ Commencement of operations.

* Includes undistributed/(overdistributed)
  net investment income of .................................  $    41,822      $     6,300      $         --      $        --

                                                                    THE GUARDIAN                       THE GUARDIAN
                                                                   TAX-EXEMPT FUND                  CASH MANAGEMENT FUND
                                                              ----------------------------    --------------------------------
                                                              SIX MONTHS                       SIX MONTHS
                                                                ENDED          YEAR ENDED         ENDED            YEAR ENDED
                                                               JUNE 30,       DECEMBER 31,       JUNE 30,         DECEMBER 31,
                                                                 1998            1997              1998              1997
                                                              (UNAUDITED)      (AUDITED)        (UNAUDITED)        (AUDITED)
                                                              ----------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income/(loss) ...........................  $ 1,043,675      $ 1,910,755      $  3,708,021      $  5,275,865
    Net realized gain/(loss) on investments and
      foreign currency related transactions ................      496,817          784,253                --                --
    Net change in unrealized appreciation/(depreciation)
      of investments and foreign currency related
      transactions .........................................     (429,870)         954,910                --                --
                                                              ----------------------------------------------------------------
        NET INCREASE/(DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS ........................    1,110,622        3,649,918         3,708,021         5,275,865
                                                              ----------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income
      Class A ..............................................   (1,043,675)      (1,910,755)       (3,565,961)       (5,094,586)
      Class B ..............................................           --               --          (142,060)         (181,279)
    Distribution in excess of net investment income
      Class A ..............................................           --               --                --                --
    Net realized gain on investments and foreign
      currency related transactions
      Class A ..............................................           --               --                --                --
      Class B ..............................................           --               --                --                --
                                                              ----------------------------------------------------------------
        TOTAL DIVIDENDS AND DISTRIBUTIONS
          TO SHAREHOLDERS ..................................   (1,043,675)      (1,910,755)       (3,708,021)       (5,275,865)
                                                              ----------------------------------------------------------------
  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase/(decrease) in net assets from
      capital share transactions-- Note 9 ..................    1,043,071        6,435,964        41,596,541        47,587,885
                                                              ----------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS ....................    1,110,018        8,175,127        41,596,541        47,587,885

  NET ASSETS:
  Beginning of period ......................................   47,360,315       39,185,188       138,387,686        90,799,801
                                                              ----------------------------------------------------------------
  End of period* ...........................................  $48,470,333      $47,360,315      $179,984,227      $138,387,686
                                                              ================================================================
+ Commencement of operations.

* Includes undistributed/(overdistributed)
  net investment income of .................................  $        --      $        --      $         --      $         --

See notes to financial statements.
                                                                                                                            49

===================================
NOTES TO
FINANCIAL SATEMENTS
===================================

June 30, 1998 (Unaudited)


THE PARK AVENUE PORTFOLIO


o THE GUARDIAN PARK AVENUE FUND
o THE GUARDIAN PARK AVENUE SMALL CAP FUND
o THE GUARDIAN ASSET ALLOCATION FUND
o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
o THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
o THE GUARDIAN INVESTMENT QUALITY BOND FUND
o THE GUARDIAN TAX-EXEMPT FUND
o THE GUARDIAN CASH MANAGEMENT FUND


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of ten series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian Asset Allocation Fund (GAAF); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian Tax-Exempt Fund (GTEF); The Guardian Cash Management Fund
(GCMF); The Guardian High Yield Bond Fund (GHYBF); and The Guardian Park Avenue Tax-Efficient Fund (GPATEF). As of June 30, 1998, neither GHYBF nor GPATEF had commenced operations. The series are collectively referred to herein as the "Funds".

     On April 2, 1997 each of GPASCF and GBGEMF sold 2,000,000 shares of beneficial interest to The Guardian Life Insurance Company of America for $20,000,000 each, to facilitate the commencement of operations.

     Prior to May 1, 1997, GAAF invested entirely in individual securities. Beginning May 1, 1997, GAAF implemented a gradual conversion to a "fund of funds" arrangement. As a fund of funds, GAAF invests the equity portion of its assets in GPAF , the debt portion of its assets in GIQBF and the cash portion in GCMF.

     The Funds offer up to three classes of shares: Class A, Class B and the Institutional Class. Each of the Funds offers Class A shares. All shares existing prior to May 1, 1996 were classified as Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. As of June 30, 1998, Class B shares are offered by GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GCMF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. As of June 30, 1998, Institutional Class shares are offered by GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GIQBF. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. As of June 30, 1998, none of the Funds had issued Institutional Class Shares. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

     Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

     Certain debt securities may be valued each business day by an independent pricing service (Service) selected pursuant to procedures approved by the Board of Trustees. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Investment transactions are recorded on the date of purchase or sale.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Security gains or losses are determined on an identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended June 30, 1998, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

     GBGIF, GBGEMF, GPAF and GPASCF are permitted to buy international securities that are not U.S. dollar denominated. GBGIF, GBGEMF, GPAF and GPASCF's books and records are maintained in U.S. dollars as follows:

          (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

          (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting gains and losses are included in the Statement of Operations.

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain on foreign currencies. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency as of June 30, 1998 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of period.

Forward Foreign Currency Contracts

     GBGIF, GBGEMF, GPAF and GPASCF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currencies. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

     Certain Funds may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividends and Distributions to Shareholders

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Federal Income Taxes

     Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTE 2. INVESTMENT ADVISORY AGREEMENTS AND
PAYMENTS TO RELATED PARTIES

     Guardian Investor Services Corporation (GISC) provides investment advisory services to each of the Funds (except GBGIF and GBGEMF) under an investment advisory agreement. Fees for investment advisory services are established under the terms of separate fee appendices to the agreement at an annual rate of .50% of the average daily net assets of each Fund, except for GAAF, which is subject to a contractual annual fee of .65% of its average daily net assets, and GPASCF, which pays GISC at an annual rate of .75% of its average daily net assets. GISC has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds", so that GAAF's effective advisory fee is .50% of its average daily net assets. Although GHYBF and GPATEF have not commenced operations as of June 30, 1998, each has agreed to an appendix to the agreement pursuant to which GISC will be paid at an annual rate of .60% of each Fund's average daily net assets when operations commence. GISC voluntarily assumes a portion of the operating expenses that exceeds .75% of GIQBF and GTEF's respective average daily net assets and operating expenses that exceed .85% of GCMF's average daily net assets. For the six months ended June 30, 1998, GISC voluntarily assumed $127,891, $67,725 and $201,362 of the ordinary operating expenses of GIQBF, GTEF and GCMF, respectively.

     The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolio, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of the fee for each of those Funds is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

     Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) are paid $500 per Fund for each meeting of the Board of Trustees. An annual fee of $1,000 per Fund was also paid to each such Trustee during such period. GISC pays compensation to the Trustees who are interested persons. Certain officers and Trustees of the Funds are affiliated with GISC.

     Dividend income in GAAF includes $930,121 of dividends received from other Guardian mutual funds.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A and Class B shares, each of the Funds, except GPAF, pays GISC an administrative service fee at an annual rate of .25% of its average daily net assets. GPAF pays this fee at an annual rate of .25% of the average daily net assets for which a "dealer of record" has been designated. For the six months ended June 30, 1998, GPAF Class A shares paid an annualized rate of .17% of its average daily net assets under the Administrative Services Agreement.

NOTE 3. UNDERWRITING AGREEMENT AND
DISTRIBUTION PLAN

     The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Funds.

     For the six months ended June 30, 1998, aggregate sales commissions for the purchase of capital shares were paid to GISC as compensation for services rendered as follows:

FUND         COMMISSIONS                 FUND          COMMISSIONS
----         -----------                 ----          -----------
GPAF          $4,645,433                 GBGEMF          $ 23,286
GPASCF           655,612                 GIQBF            148,672
GAAF             481,343                 GTEF              16,866
GBGIF            163,312

     Under a Distribution Plan adopted by the Portfolio pursuant to the Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each Multiple Class Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

     GISC is entitled to retain any CDSL imposed on certain Class B share redemptions. For the six months ended June 30, 1998, such charges were as follows:

FUND                                         CLASS B
----                                         -------
GPAF .....................................   $299,380
GPASCF ...................................     27,021
GAAF .....................................      8,062
GBGIF ....................................      5,815
GBGEMF ...................................        897
GCMF .....................................      9,513


NOTE 4. INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 1998 were as follows:


-----------------------------------------------------
                           GPAF             GPASCF
-----------------------------------------------------
Purchases              $846,531,416      $ 60,294,902
Proceeds                581,608,020        27,814,182


-----------------------------------------------------
                           GAAF              GBGIF
-----------------------------------------------------
Purchases              $ 34,306,864      $ 24,896,689
Proceeds                 12,785,183        22,464,868


-----------------------------------------------------
                          GBGEMF            GIQBF
-----------------------------------------------------
Purchases              $  7,753,331      $192,804,978
Proceeds                  6,414,270       160,937,036


-----------------------------------------------------
                            GTEF
-----------------------------------------------------
Purchases              $ 38,642,939
Proceeds                 39,174,858

     The cost of investments owned at June 30, 1998 for federal income tax purposes was the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency at June 30, 1998, were as follows:

                          GPAF             GPASCF
                      ------------       -----------
Appreciation          $927,754,001       $27,319,069
(Depreciation)         (33,032,165)       (6,755,116)
                      ------------       -----------
NET UNREALIZED
 APPRECIATION         $894,721,836       $20,563,953
                      ============       ===========


                          GAAF              GBGIF
                      ------------       -----------
Appreciation          $ 26,548,420       $24,167,726
(Depreciation)            (643,476)       (1,990,185)
                      ------------       -----------
NET UNREALIZED
 APPRECIATION         $ 25,904,944       $22,177,541
                      ============       ===========


                         GBGEMF             GIQBF
                      ------------       ------------
Appreciation          $    879,756       $ 1,395,188
(Depreciation)          (4,898,444)         (379,383)
                      ------------       -----------
NET UNREALIZED
 APPRECIATION/
 (DEPRECIATION)       $ (4,018,688)      $ 1,015,805
                      ============       ===========


                          GTEF
                      ------------
Appreciation          $  1,164,569
(Depreciation)              (6,781)
                      ------------
NET UNREALIZED
 APPRECIATION         $  1,157,788
                      ============


     Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price (See Note 1). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At June 30, 1998, GBGIF, GBGEMF, GPAF and GPASCF had no open forward foreign currency contracts.

NOTE 5. REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

     GIQBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GIQBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GIQBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the six months ended June 30, 1998 amounted to $74,720.

     Information regarding transactions by GIQBF under reverse repurchase agreements is as follows:


                                                                       MARKET
FACE VALUE                                                              VALUE
----------                                                           -----------
$5,390,225   Reverse Repurchase Agreement with J.P. Morgan,
             6.00% dated 6/30/98, to be repurchased at
             $5,391,011 on 7/1/98, collateralized by $5,391,000
             Lucent Technologies, Inc., 6.00% due 7/1/98 .........   $ 5,390,225

             Average amount outstanding during the year ..........   $ 3,302,657
             Average monthly shares outstanding during the year ..    29,122,803
             Average debt per share outstanding during the year ..   $      0.11
             Weighted average interest rate during the year ......         4.00%


NOTE 7. DOLLAR ROLL TRANSACTIONS

     GIQBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage-backed securities market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages.

NOTE 8. DEFERRED ORGANIZATION AND INITIAL OFFERING EXPENSES

     GPASCF and GBGEMF incurred $45,392 and $26,758, respectively, in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by GPASCF and GBGEMF. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five year period, beginning with the commencement of operations of the Funds.

NOTE 9. SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into three classes, designated as Class A, Class B and Institutional Class shares. As of June 30, 1998: (i) GPAF, GPASCF, GAAF, GBGIF and GBGEMF offered all three classes; (ii) GIQBF offered Class A and Institutional Class shares; (iii) GCMF offered Class A and Class B shares; and
(iv) GTEF offered Class A shares only.


     Transactions in shares of beneficial interest were as follows:



o  THE GUARDIAN PARK AVENUE FUND


                                          Six Months                             Six Months
                                               Ended          Year Ended              Ended           Year Ended
                                       June 30, 1998   December 31, 1997      June 30, 1998    December 31, 1997
                                         (Unaudited)           (Audited)        (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                               11,308,679          17,883,364       $553,993,879        $799,066,805
Shares issued in reinvestment of
  dividends and distributions              1,208,282           4,641,797         61,659,044         208,919,318
Shares repurchased                        (6,600,323)         (9,104,998)      (330,412,066)       (403,755,099)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                               5,916,638          13,420,163       $285,240,857        $604,231,024
================================================================================================================

CLASS B
Shares sold                                2,534,441           3,236,995       $124,247,004        $143,714,212
Shares issued in reinvestment of
  dividends and distributions                123,215             359,417          6,266,728          16,167,277
Shares repurchased                          (401,677)           (162,809)       (20,083,728)         (7,399,359)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                               2,255,979           3,433,603       $110,430,004        $152,482,130
================================================================================================================




o  THE GUARDIAN PARK AVENUE SMALL CAP FUND


                                          Six Months         Period from         Six Months          Period from
                                               Ended   April 2, 1997+ to              Ended    April 2, 1997+ to
                                       June 30, 1998   December 31, 1997      June 30, 1998    December 31, 1997
                                         (Unaudited)           (Audited)        (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                2,830,726           7,627,273       $ 41,454,928        $ 94,368,743
Shares issued in reinvestment of
  dividends and distributions                 66,673              74,820            961,416           1,001,090
Shares repurchased                        (1,060,296)           (365,908)       (15,599,024)         (5,041,538)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                               1,837,103           7,336,185       $ 26,817,320        $ 90,328,295
================================================================================================================

CLASS B
Shares sold                                  669,665           1,358,653       $  9,727,329        $ 17,466,551
Shares issued in reinvestment of
  dividends and distributions                 14,479              13,670            206,569             181,544
Shares repurchased                          (128,299)            (37,778)        (1,875,422)           (411,214)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 555,845           1,334,545       $  8,058,476        $ 17,236,881
================================================================================================================

+ Commencement of operations.
                                                                                                              57



o  THE GUARDIAN ASSET ALLOCATION FUND


                                          Six Months                             Six Months
                                               Ended          Year Ended              Ended           Year Ended
                                       June 30, 1998   December 31, 1997      June 30, 1998    December 31, 1997
                                         (Unaudited)           (Audited)        (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                2,030,079           2,726,033        $29,826,512         $40,059,487
Shares issued in reinvestment of
  dividends and distributions                169,769           1,201,442          2,556,599          16,793,107
Shares repurchased                          (741,840)           (988,551)       (10,987,879)        (14,336,286)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                               1,458,008           2,938,924        $21,395,232         $42,516,308
================================================================================================================

CLASS B
Shares sold                                  438,210             550,382        $ 6,434,347         $ 7,896,309
Shares issued in reinvestment of
  dividends and distributions                 15,734             109,733            236,180           1,525,775
Shares repurchased                           (39,731)            (48,496)          (586,786)           (627,912)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 414,213             611,619        $ 6,083,741         $ 8,794,172
================================================================================================================




o  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND


                                          Six Months                             Six Months
                                               Ended          Year Ended              Ended           Year Ended
                                       June 30, 1998   December 31, 1997      June 30, 1998    December 31, 1997
                                         (Unaudited)           (Audited)        (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                  768,784           1,128,171        $13,802,550         $18,720,231
Shares issued in reinvestment of
  dividends and distributions                 58,391             199,985          1,083,145           3,205,710
Shares repurchased                          (467,305)           (946,086)        (7,979,975)        (15,383,791)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 359,870             382,070        $ 6,905,720         $ 6,542,150
================================================================================================================

CLASS B
Shares sold                                   87,888             176,590        $ 1,571,216         $ 2,867,170
Shares issued in reinvestment of
  dividends and distributions                  5,954              15,633            108,538             246,383
Shares repurchased                           (25,262)            (16,447)          (445,266)           (261,203)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                  68,580             175,776        $ 1,234,488         $ 2,852,350
===============================================================================================================


58




o  THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND


                                          Six Months         Period from         Six Months         Period from
                                               Ended   April 2, 1997+ to              Ended   April 2, 1997+ to
                                       June 30, 1998   December 31, 1997      June 30, 1998   December 31, 1997
                                         (Unaudited)           (Audited)        (Unaudited)           (Audited)
---------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                  184,893           2,336,844        $ 1,622,632         $23,610,122
Shares issued in reinvestment of
  dividends and distributions                    951               8,288              7,010              76,167
Shares repurchased                           (49,138)            (56,441)          (432,714)           (627,877)
---------------------------------------------------------------------------------------------------------------
NET INCREASE                                 136,706           2,288,691        $ 1,196,928         $23,058,412
===============================================================================================================

CLASS B
Shares sold                                   20,544             222,415        $   178,784         $ 2,319,202
Shares issued in reinvestment of
  dividends and distributions                      9                  --                 66                  --
Shares repurchased                           (16,485)             (6,436)          (136,152)            (67,922)
---------------------------------------------------------------------------------------------------------------
NET INCREASE                                   4,068             215,979        $    42,698         $ 2,251,280
===============================================================================================================




o  THE GUARDIAN INVESTMENT QUALITY BOND FUND


                                          Six Months                             Six Months
                                               Ended          Year Ended              Ended          Year Ended
                                       June 30, 1998   December 31, 1997      June 30, 1998   December 31, 1997
                                         (Unaudited)           (Audited)        (Unaudited)           (Audited)
---------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------
Shares sold                                3,478,168           5,848,887        $34,607,001         $56,852,114
Shares issued in reinvestment of
  dividends and distributions                287,014             386,846          2,862,653           3,786,174
Shares repurchased                          (490,602)         (1,484,591)        (4,897,545)        (14,416,140)
---------------------------------------------------------------------------------------------------------------
NET INCREASE                               3,274,580           4,751,142        $32,572,109         $46,222,148
===============================================================================================================

+ Commencement of operations.
                                                                                                             59



o  THE GUARDIAN TAX-EXEMPT FUND

                                          Six Months                             Six Months
                                               Ended          Year Ended              Ended           Year Ended
                                       June 30, 1998   December 31, 1997      June 30, 1998    December 31, 1997
                                         (Unaudited)           (Audited)        (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
----------------------------------------------------------------------------------------------------------------
Shares sold                                   89,430             720,851         $  893,231          $6,983,816
Shares issued in reinvestment of
  dividends and distributions                102,064             191,773          1,018,150           1,862,173
Shares repurchased                           (87,064)           (249,303)          (868,310)         (2,410,025)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 104,430             663,321         $1,043,071          $6,435,964
================================================================================================================




o  THE GUARDIAN CASH MANAGEMENT FUND

                                                                                 Six Months
                                                                                      Ended          Year Ended
                                                                              June 30, 1998   December 31, 1997
                                                                                (Unaudited)           (Audited)
---------------------------------------------------------------------------------------------------------------
                                                                                     Shares/@ $1 per share
---------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                                     304,568,185         435,510,421
Shares issued in reinvestment of
  dividends and distributions                                                     3,411,962           4,841,856
Shares repurchased                                                             (267,668,375)       (396,046,079)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                     40,311,772          44,306,198
================================================================================================================

CLASS B
Shares sold                                                                      11,091,057           9,032,391
Shares issued in reinvestment of
  dividends and distributions                                                       123,639             165,039
Shares repurchased                                                               (9,929,927)         (5,915,743)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                      1,284,769           3,281,687
================================================================================================================



NOTE 10. LINE OF CREDIT

     A $50,000,000 line of credit available to all of the Funds and other Guardian-related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the six months ended June 30, 1998, none of the Funds borrowed against this line of credit.

                           [INTENTIONALLY LEFT BLANK]


=========================================
FINANCIAL HIGHLIGHTS
=========================================

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                                               NET REALIZED
                                                               & UNREALIZED
                                                              GAIN/(LOSS) ON
                                                                INVESTMENTS     INCREASE/                 DISTRIBUTIONS
                                      NET ASSET       NET       AND FOREIGN    (DECREASE)     DIVIDENDS     IN EXCESS
                                        VALUE,    INVESTMENT     CURRENCY         FROM        FROM NET       OF NET
                                      BEGINNING     INCOME/       RELATED      INVESTMENT    INVESTMENT    INVESTMENT
                                      OF PERIOD     (LOSS)     TRANSACTIONS    OPERATIONS      INCOME        INCOME
                                      ---------   ----------  --------------   ----------    ----------   -------------
THE GUARDIAN PARK AVENUE FUND
  CLASS A:
    Six months ended 6/30/98++        $46.12         $0.18        $ 6.18          $ 6.36      $(0.17)            --
    Year ended 12/31/97                37.91          0.40         12.61           13.01       (0.39)            --
    Year ended 12/31/96                33.97          0.42          8.41            8.83       (0.42)        $(0.01)
    Year ended 12/31/95                26.89          0.33          8.87            9.20       (0.33)            --
    Year ended 12/31/94                28.63          0.31         (0.72)          (0.41)      (0.31)            --
    Year ended 12/31/93                25.17          0.50          4.56            5.06       (0.50)            --
    Year ended 12/31/92                22.23          0.45          4.05            4.50       (0.44)            --
    Year ended 12/31/91                18.26          0.65          5.71            6.36       (0.66)            --
    Year ended 12/31/90                21.56          0.68         (3.28)          (2.60)      (0.70)            --
    Year ended 12/31/89                20.46          0.92          3.88            4.80       (0.98)            --
    Year ended 12/31/88                18.63          0.60          3.23            3.83       (0.55)            --
  CLASS B:
    Six months ended 6/30/98++         46.02         (0.03)         6.14            6.11          --             --
    Year ended 12/31/97                37.90          0.00         12.54           12.54       (0.01)            --
    Period from 5/1/96+ to 12/31/96    36.26          0.05          6.10            6.15       (0.05)            --
THE GUARDIAN PARK AVENUE
 SMALL CAP FUND
  CLASS A:
    Six months ended 6/30/98++         13.77         (0.02)         0.95            0.93          --             --
    Period from 4/2/97+ to 12/31/97    10.00          0.00          3.91            3.91          --             --
  CLASS B:
    Six months ended 6/30/98++         13.67         (0.07)         0.94            0.87          --             --
    Period from 5/6/97+ to 12/31/97    10.57         (0.04)         3.28            3.24          --             --
THE GUARDIAN ASSET ALLOCATION FUND
  CLASS A:
    Six months ended 6/30/98++         14.05          0.17          1.12            1.29       (0.12)            --
    Year ended 12/31/97                12.96          0.34          2.77            3.11       (0.34)            --
    Year ended 12/31/96                12.19          0.23          1.96            2.19       (0.23)            --
    Year ended 12/31/95                10.23          0.23          2.29            2.52       (0.23)            --
    Year ended 12/31/94                10.98          0.28         (0.52)          (0.24)      (0.28)            --
    Period from 2/16/93+ to 12/31/93   10.00          0.19          1.02            1.21       (0.18)            --
  CLASS B:
    Six months ended 6/30/98++         14.00          0.10          1.13            1.23       (0.07)            --
    Year ended 12/31/97                12.92          0.17          2.77            2.94       (0.18)            --
    Period from 5/1/96+ to 12/31/96    12.61          0.04          1.50            1.54       (0.04)            --


 +  Commencement of operations.
++  Unaudited.


62



                                        DISTRIBUTIONS
                                            FROM         NET ASSET
                                        NET REALIZED       VALUE,
                                           GAIN ON        END OF       TOTAL
                                         INVESTMENT       PERIOD      RETURN*
                                        -----------     ---------     -------
THE GUARDIAN PARK AVENUE FUND
  CLASS A:
    Six months ended 6/30/98++            $(1.00)        $51.31       13.79%
    Year ended 12/31/97                    (4.41)         46.12        34.85
    Year ended 12/31/96                    (4.46)         37.91        26.49
    Year ended 12/31/95                    (1.79)         33.97        34.28
    Year ended 12/31/94                    (1.02)         26.89        (1.44)
    Year ended 12/31/93                    (1.10)         28.63        20.28
    Year ended 12/31/92                    (1.12)         25.17        20.48
    Year ended 12/31/91                    (1.73)         22.23        35.16
    Year ended 12/31/90                       --          18.26       (12.21)
    Year ended 12/31/89                    (2.72)         21.56        23.66
    Year ended 12/31/88                    (1.45)         20.46        20.78
  CLASS B:
    Six months ended 6/30/98++             (1.00)         51.13        13.28
    Year ended 12/31/97                    (4.41)         46.02        33.53
    Period from 5/1/96+ to 12/31/96        (4.46)         37.90        17.35
THE GUARDIAN PARK AVENUE
 SMALL CAP FUND
  CLASS A:
    Six months ended 6/30/98++             (0.11)         14.59         6.75
    Period from 4/2/97+ to 12/31/97        (0.14)         13.77        39.16
  CLASS B:
    Six months ended 6/30/98++             (0.11)         14.43         6.36
    Period from 5/6/97+ to 12/31/97        (0.14)         13.67        30.47
THE GUARDIAN ASSET ALLOCATION FUND
  CLASS A:
    Six months ended 6/30/98++             (0.11)         15.11         9.24
    Year ended 12/31/97                    (1.68)         14.05        24.44
    Year ended 12/31/96                    (1.19)         12.96        18.74
    Year ended 12/31/95                    (0.33)         12.19        24.51
    Year ended 12/31/94                    (0.23)         10.23        (2.13)
    Period from 2/16/93+ to 12/31/93       (0.05)         10.98        12.16
  CLASS B:
    Six months ended 6/30/98++             (0.11)         15.05         8.77
    Year ended 12/31/97                    (1.68)         14.00        23.09
    Period from 5/1/96+ to 12/31/96        (1.19)         12.92        12.07



                                                                        RATIOS/SUPPLEMENTAL DATA
                                        -------------------------------------------------------------------------------------
                                                                                            NET
                                         NET ASSETS,                                   INVESTMENT                 AVERAGE
                                            END OF           EXPENSES       EXPENSES   INCOME/(LOSS)   PORTFOLIO   RATE OF
                                            PERIOD          TO AVERAGE       WAIVED     TO AVERAGE     TURNOVER   COMMISSIONS
                                        (000'S OMITTED)   NET ASSETS (b)    BY GISC     NET ASSETS       RATE       PAID (c)
                                        ---------------   --------------   ----------  ------------    -------    -----------
THE GUARDIAN PARK AVENUE FUND
  CLASS A:
    Six months ended 6/30/98++            $2,876,743         0.79%(a)         --         0.76%(a)        21%        $0.0507
    Year ended 12/31/97                    2,312,632         0.79             --         0.95            50          0.0461
    Year ended 12/31/96                    1,392,186         0.79             --         1.19            81          0.0470
    Year ended 12/31/95                      972,275         0.81             --         1.07            78              --
    Year ended 12/31/94                      640,917         0.84             --         1.15            54              --
    Year ended 12/31/93                      560,193         0.81             --         1.89            46              --
    Year ended 12/31/92                      335,660         0.68             --         1.94            64              --
    Year ended 12/31/91                      270,095         0.67             --         2.96            57              --
    Year ended 12/31/90                      216,457         0.69             --         3.51            47              --
    Year ended 12/31/89                      228,190         0.70             --         4.01            47              --
    Year ended 12/31/88                      176,000         0.69             --         2.82            58              --
  CLASS B:
    Six months ended 6/30/98++               339,491         1.71 (a)         --        (0.16)(a)        21          0.0507
    Year ended 12/31/97                      201,746         1.73             --         0.00            50          0.0461
    Period from 5/1/96+ to 12/31/96           36,006         1.77 (a)         --         0.04 (a)        81          0.0470
THE GUARDIAN PARK AVENUE
 SMALL CAP FUND
  CLASS A:
    Six months ended 6/30/98++               133,808         1.32 (a)         --        (0.29)(a)        20          0.0286
    Period from 4/2/97+ to 12/31/97          101,016         1.36 (a)         --         0.04 (a)        25          0.0296
  CLASS B:
    Six months ended 6/30/98++                27,271         2.15 (a)         --        (1.12)(a)        20          0.0286
    Period from 5/6/97+ to 12/31/97           18,248         2.26 (a)         --        (1.01)(a)        25          0.0296
THE GUARDIAN ASSET ALLOCATION FUND
  CLASS A:
    Six months ended 6/30/98++               169,276         0.67 (a)       0.48%        2.42 (a)        10          0.0017
    Year ended 12/31/97                      136,948         0.95           0.19         2.50            58          0.0133
    Year ended 12/31/96                       88,190         1.30             --         1.91           122          0.0529
    Year ended 12/31/95                       70,591         1.25             --         1.98           219              --
    Year ended 12/31/94                       54,875         1.30             --         2.72           216              --
    Period from 2/16/93+ to 12/31/93          50,200         1.29 (a)         --         2.07 (a)       165              --
  CLASS B:
    Six months ended 6/30/98++                21,352         1.59 (a)       0.48         1.52 (a)        10          0.0017
    Year ended 12/31/97                       14,066         2.04           0.19         1.50            58          0.0133
    Period from 5/1/96+ to 12/31/96            5,075         2.39 (a)         --         0.70 (a)       122          0.0529


 + Commencement of operations.               (a) Annualized.
++ Unaudited.                                (b) After expenses waived by GISC.
 * Excludes the effect of sales load.        (c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                                                                                            63



=========================================
FINANCIAL HIGHLIGHTS
=========================================

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                                                   NET REALIZED
                                                                   & UNREALIZED
                                                                  GAIN/(LOSS) ON
                                                                    INVESTMENTS     INCREASE/                 DISTRIBUTIONS
                                          NET ASSET       NET       AND FOREIGN    (DECREASE)     DIVIDENDS     IN EXCESS
                                            VALUE,    INVESTMENT     CURRENCY         FROM        FROM NET       OF NET
                                          BEGINNING     INCOME/       RELATED      INVESTMENT    INVESTMENT    INVESTMENT
                                          OF PERIOD     (LOSS)     TRANSACTIONS    OPERATIONS      INCOME        INCOME
                                          ---------   ----------  --------------   ----------    ----------   -------------
THE GUARDIAN BAILLIE GIFFORD
 INTERNATIONAL FUND
  CLASS A:
    Six months ended 6/30/98++             $16.08        $0.06        $2.96           $3.02       $(0.01)            --
    Year ended 12/31/97                     15.22         0.02         1.66            1.68           --         $(0.16)
    Year ended 12/31/96                     13.57         0.05         1.89            1.94        (0.05)         (0.05)
    Year ended 12/31/95                     13.01         0.04         1.40            1.44        (0.04)         (0.23)
    Year ended 12/31/94                     13.19         0.01        (0.09)          (0.08)       (0.01)            --
    Period from 2/16/93+ to 12/31/93        10.00        (0.02)        3.32            3.30           --             --
  CLASS B:
    Six months ended 6/30/98++              15.87        (0.01)        2.90            2.89           --             --
    Year ended 12/31/97                     15.12        (0.11)        1.52            1.41           --             --
    Period from 5/1/96+ to 12/31/96         14.71        (0.04)        0.76            0.72        (0.04)         (0.08)
THE GUARDIAN BAILLIE GIFFORD
 EMERGING MARKETS FUND
  CLASS A:
    Six months ended 6/30/98++               9.38         0.02        (1.95)          (1.93)          --             --
    Period from 4/2/97+ to 12/31/97         10.00         0.04        (0.63)          (0.59)       (0.03)            --
  CLASS B:
    Six months ended 6/30/98++               9.30        (0.07)       (1.92)          (1.99)          --             --
    Period from 5/6/97+ to 12/31/97         10.28        (0.09)       (0.89)          (0.98)          --             --
THE GUARDIAN INVESTMENT QUALITY
 BOND FUND
  CLASS A:
    Six months ended 6/30/98++               9.91         0.27         0.11            0.38        (0.27)            --
    Year ended 12/31/97                      9.70         0.58         0.21            0.79        (0.58)            --
    Year ended 12/31/96                     10.00         0.55        (0.30)           0.25        (0.55)            --
    Year ended 12/31/95                      9.12         0.59         0.88            1.47        (0.59)            --
    Year ended 12/31/94                     10.04         0.46        (0.90)          (0.44)       (0.46)            --
    Period from 2/16/93+ to 12/31/93        10.00         0.37         0.18            0.55        (0.37)            --
THE GUARDIAN TAX EXEMPT FUND
  CLASS A:
    Six months ended 6/30/98++               9.99         0.22         0.01            0.23        (0.22)            --
    Year ended 12/31/97                      9.61         0.44         0.38            0.82        (0.44)            --
    Year ended 12/31/96                      9.69         0.42        (0.08)           0.34        (0.42)            --
    Year ended 12/31/95                      8.86         0.44         0.83            1.27        (0.44)            --
    Year ended 12/31/94                     10.20         0.40        (1.30)          (0.90)       (0.40)            --
    Period from 2/16/93+ to 12/31/93        10.00         0.34         0.40            0.74        (0.34)            --

 + Commencement of operations.
++ Unaudited.


64





                                          DISTRIBUTIONS
                                              FROM         NET ASSET
                                          NET REALIZED       VALUE,
                                             GAIN ON        END OF       TOTAL
                                           INVESTMENTS      PERIOD      RETURN*
                                          -------------------------------------
THE GUARDIAN BAILLIE GIFFORD
 INTERNATIONAL FUND
  CLASS A:
    Six months ended 6/30/98++              $(0.24)        $18.85       18.79%
    Year ended 12/31/97                      (0.66)         16.08       11.07
    Year ended 12/31/96                      (0.19)         15.22       14.33
    Year ended 12/31/95                      (0.61)         13.57       11.14
    Year ended 12/31/94                      (0.09)         13.01       (0.55)
    Period from 2/16/93+ to 12/31/93         (0.11)         13.19       32.98
  CLASS B:
    Six months ended 6/30/98++               (0.24)         18.52       18.24
    Year ended 12/31/97                      (0.66)         15.87        9.37
    Period from 5/1/96+ to 12/31/96          (0.19)         15.12        4.34
THE GUARDIAN BAILLIE GIFFORD
 EMERGING MARKETS FUND
  CLASS A:
    Six months ended 6/30/98++                  --           7.45      (20.54)
    Period from 4/2/97+ to 12/31/97             --           9.38       (5.86)
  CLASS B:
    Six months ended 6/30/98++                  --           7.31      (21.40)
    Period from 5/6/97+ to 12/31/97             --           9.30       (9.71)
THE GUARDIAN INVESTMENT QUALITY
 BOND FUND
  CLASS A:
    Six months ended 6/30/98++                  --          10.02        3.87
    Year ended 12/31/97                         --           9.91        8.43
    Year ended 12/31/96                         --           9.70        2.73
    Year ended 12/31/95                         --          10.00       16.64
    Year ended 12/31/94                      (0.02)          9.12       (4.50)
    Period from 2/16/93+ to 12/31/93         (0.14)         10.04        4.13
THE GUARDIAN TAX EXEMPT FUND
  CLASS A:
    Six months ended 6/30/98++                  --         10.00         2.31
    Year ended 12/31/97                         --          9.99         8.74
    Year ended 12/31/96                         --          9.61         3.62
    Year ended 12/31/95                         --          9.69        14.59
    Year ended 12/31/94                      (0.04)         8.86        (8.98)
    Period from 2/16/93+ to 12/31/93         (0.20)        10.20         5.55




                                                                            RATIOS/SUPPLEMENTAL DATA
                                          -------------------------------------------------------------------------------------
                                                                                             NET
                                            NET ASSETS,                                   INVESTMENT                  AVERAGE
                                              END OF           EXPENSES       EXPENSES   INCOME/(LOSS)   PORTFOLIO    RATE OF
                                              PERIOD          TO AVERAGE     SUBSIDIZED   TO AVERAGE     TURNOVER   COMMISSIONS
                                          (000'S OMITTED)   NET ASSETS (b)    BY GISC     NET ASSETS       RATE       PAID (c)
                                          -------------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD
 INTERNATIONAL FUND
  CLASS A:
    Six months ended 6/30/98++               $85,298           1.60%(a)           --       0.55%(a)        28%        $0.0011
    Year ended 12/31/97                       66,999           1.62               --       0.07            55          0.0235
    Year ended 12/31/96                       57,593           1.70               --       0.29            39          0.0364
    Year ended 12/31/95                       44,546           1.74               --       0.19            51              --
    Year ended 12/31/94                       37,542           1.91               --       0.20            33              --
    Period from 2/16/93+ to 12/31/93          20,809           2.35 (a)           --      (0.21)(a)         9              --
  CLASS B:
    Six months ended 6/30/98++                 8,583           2.74 (a)           --      (0.57)(a)        28          0.0011
    Year ended 12/31/97                        6,268           2.91               --      (1.46)           55          0.0235
    Period from 5/1/96+ to 12/31/96            3,313           3.05 (a)           --      (1.47)(a)        39          0.0364
THE GUARDIAN BAILLIE GIFFORD
 EMERGING MARKETS FUND
  CLASS A:
    Six months ended 6/30/98++                18,062           2.44 (a)           --       0.55 (a)        31          0.0001
    Period from 4/2/97+ to 12/31/97           21,472           2.31 (a)           --       0.61 (a)        36          0.0004
  CLASS B:
    Six months ended 6/30/98++                 1,610           4.60 (a)           --      (1.61)(a)        31          0.0001
    Period from 5/6/97+ to 12/31/97            2,009           4.24 (a)           --      (0.02)(a)        36          0.0004
THE GUARDIAN INVESTMENT QUALITY
 BOND FUND
  CLASS A:
    Six months ended 6/30/98++               132,823           0.75 (a)         0.24%      5.44 (a)       151              --
    Year ended 12/31/97                       98,935           0.75             0.29       5.94           313              --
    Year ended 12/31/96                       50,794           0.75             0.37       5.73           257              --
    Year ended 12/31/95                       53,706           0.75             0.39       6.11           401              --
    Year ended 12/31/94                       43,487           1.46               --       4.94           186              --
    Period from 2/16/93+ to 12/31/93          23,310           1.42 (a)           --       3.68 (a)       167              --
THE GUARDIAN TAX EXEMPT FUND
  CLASS A:
    Six months ended 6/30/98++                48,470           0.75 (a)         0.29       4.40 (a)        83              --
    Year ended 12/31/97                       47,360           0.75             0.31       4.51           202              --
    Year ended 12/31/96                       39,185           0.75             0.60       4.96           240              --
    Year ended 12/31/95                       17,501           0.75             0.79       4.66           194              --
    Year ended 12/31/94                       15,967           1.09             0.47       4.26           107              --
    Period from 2/16/93+ to 12/31/93          21,135           1.36 (a)           --       3.35 (a)       108              --


 + Commencement of operations.                (a) Annualized.
++ Unaudited.                                 (b) After expenses subsidized by GISC.
 * Excludes the effect of sales load.         (c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                                                                                             65


=========================================
FINANCIAL HIGHLIGHTS
=========================================

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:





                                        Net Asset         Net          Dividends
                                         Value,       Investment       from Net
                                        Beginning       Income/       Investment
                                        of Period       (Loss)          Income
                                       -------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
  CLASS A:
    Six months ended 6/30/98++          $1.000          $0.024         $(0.024)
    Year ended 12/31/97                  1.000           0.047          (0.047)
    Year ended 12/31/96                  1.000           0.045          (0.045)
    Year ended 12/31/95                  1.000           0.051          (0.051)
    Year ended 12/31/94                  1.000           0.034          (0.034)
    Year ended 12/31/93                  1.000           0.021          (0.021)
    Year ended 12/31/92                  1.000           0.030          (0.030)
    Year ended 12/31/91                  1.000           0.053          (0.053)
    Year ended 12/31/90                  1.000           0.076          (0.076)
    Year ended 12/31/89                  1.000           0.086          (0.086)
    Three months ended 12/31/88          1.000           0.024          (0.024)
    Year ended 9/30/88                   1.000           0.066          (0.066)

  CLASS B:
    Six months ended 6/30/98++           1.000           0.024          (0.024)
    Year ended 12/31/97                  1.000           0.047          (0.047)
    Period from 5/1/96+ to 12/31/96      1.000           0.028          (0.028)


 +  Commencement of operations.
++  Unaudited.


66




                                                                                      Ratios/Supplemental Data
                                                               ---------------------------------------------------------
                                                                                                               Net
                                        Net Asset                Net Assets,                               Investment
                                         Value,                    End of        Expenses      Expenses    Income/(Loss)
                                         End of       Total        Period        to Average    Subsidized    to Average
                                         Period      Return*   (000's Omitted)  Net Assets(c)  By GISC      Net Assets
                                       ---------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
  CLASS A:
    Six months ended 6/30/98++           $1.000       2.38%      $172,835          0.85%(a)     0.23%(a)      4.75%(a)
    Year ended 12/31/97                   1.000       4.81        132,523          0.85         0.28          4.71
    Year ended 12/31/96                   1.000       4.62         88,217          0.90         0.30          4.62
    Year ended 12/31/95                   1.000       5.22         69,913          0.85         0.37          5.10
    Year ended 12/31/94                   1.000       3.48         56,730          0.87         0.50          3.54
    Year ended 12/31/93                   1.000       2.15         34,731          1.02         0.42          2.13
    Year ended 12/31/92                   1.000       3.06         37,780          0.70         0.44          3.01
    Year ended 12/31/91                   1.000       5.70         44,054          0.67         0.35          5.30
    Year ended 12/31/90                   1.000       7.91         47,153          0.65         0.41          7.57
    Year ended 12/31/89                   1.000       8.60         33,821          0.65         0.52          8.56
    Three months ended 12/31/88           1.000       2.40(b)      21,961          1.00 (a)     0.38 (a)      7.63 (a)
    Year ended 9/30/88                    1.000       6.60         20,603          1.00         0.28          6.32

  CLASS B:
    Six months ended 6/30/98++            1.000       2.38          7,149          0.85 (a)     1.01 (a)      4.74 (a)
    Year ended 12/31/97                   1.000       4.81          5,864          0.85         1.10          4.71
    Period from 5/1/96+ to 12/31/96       1.000       2.81(b)       2,583          1.16 (a)     0.59 (a)      4.43 (a)


 +  Commencement of operations.                                              (a)  Annualized.
++  Unaudited.                                                               (b)  Not annualized.
 *  Excludes the effect of sales load.                                       (c)  After expenses subsidized by GISC.


                                                                                                                     67


o TRUSTEES

  Joseph D. Sargent--Chair
  John C. Angle
  Frank J. Fabozzi, Ph.D.
  Arthur V. Ferrara, CLU
  Leo R. Futia, CLU
  William W. Hewitt, Jr.
  Sidney I. Lirtzman, Ph.D.
  Carl W. Schafer
  Robert G. Smith, Ph.D.

o OFFICERS

  Frank J. Jones--President
  Kevin S. Alter
  Joseph A. Caruso
  Howard W. Chin
  Alexander M. Grant, Jr.
  Thomas R. Hickey, Jr.
  Edward H. Hocknell
  Jonathan C. Jankus
  Ann T. Kearney
  Larry A. Luxenberg
  R. Robin Menzies
  Andrew J. Mika
  John B. Murphy
  Karen L. Olvany
  Frank L. Pepe
  Richard T. Potter, Jr.
  Marjorie A. Silverman
  Thomas G. Sorell
  Donald Sullivan, Jr.


  This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

o INVESTMENT ADVISER & DISTRIBUTOR

  Guardian Investor Services Corporation(R)
  201 Park Avenue South
  New York, New York 10003

o CUSTODIAN OF ASSETS

  State Street Bank and Trust Company
  Custody Division
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

o SHAREHOLDER SERVICING AGENT, TRANSFER AGENT &
  DIVIDEND PAYING AGENT FOR STATE STREET BANK
  AND TRUST COMPANY

  National Financial Data Services
  Post Office Box 419611
  Kansas City, Missouri 64141-6611

o INDEPENDENT AUDITORS

  Ernst & Young LLP
  787 Seventh Avenue
  New York, New York 10019


  [LOGO]

  Guardian Investors Services Corporation(R)
  201 Park Avenue South
  New York, NY 10003


(C)1998 Guardian Investor Services Corporation


EB-011566 6/98


---------------------------------
SEMIANNUAL REPORT TO SHAREHOLDERS
---------------------------------


           THE

       PARK AVENUE

        PORTFOLIO

----------------------------
     SEMIANNUAL REPORT
      TO SHAREHOLDERS

      JUNE 30, 1998
----------------------------

o The Guardian Park
  Avenue Fund

o The Guardian Park
  Avenue Small Cap Fund

o The Guardian
  Asset Allocation Fund

o The Guardian
  Baillie Gifford
  International Fund

o The Guardian
  Baillie Gifford
  Emerging Markets Fund

o The Guardian
  Investment Quality
  Bond Fund

o The Guardian
  Tax-Exempt Fund

o The Guardian Cash
  Management Fund


  [LOGO]

  Guardian Investor
  Services Corporation(R)

o    INVESTMENT ADVISER & DISTRIBUTOR

     Guardian Investor Services Corporation[R]
     201 Park Avenue South
     New York, New York 10003

o    CUSTODIAN OF ASSETS

     State Street Bank and Trust Company
     Custody Division
     1776 Heritages Drive
     North Quincy, Massachusetts 02171

o    SHAREHOLDER SERVICING AGENT, TRANSFER AGENT &
     DIVIDEND PAYING AGENT FOR STATE STREET BANK
     AND TRUST COMPANY

     National Financial Data Services
     Post Office Box 419611
     Kansas City, Missouri 64141-6611

o    INDEPENDENT AUDITORS

     Ernst & Young LLP
     787 Seventh Avenue
     New York, New York 10019


o TRUSTEES

  Joseph D. Sargent -- Chair
  John C. Angle
  Frank J. Fabozzi, Ph.D.
  Arthur V. Ferrara, CLU
  Leo R. Futia, CLU
  William W. Hewitt, Jr.
  Sidney I. Lirtzman, Ph.D.
  Carl W. Schafer
  Robert G. Smith, Ph.D.

o OFFICERS

  Frank J. Jones -- President
  Kevin S. Alter
  Joseph A. Caruso
  Howard W. Chin
  Alexander M. Grant, Jr.
  Thomas R. Hickey, Jr.
  Edward H. Hocknell
  Jonathan C. Jankus
  Ann T. Kearney
  Larry A. Luxenberg
  R. Robin Menzies
  Andrew J. Mika
  John B. Murphy
  Karen L. Olvany
  Frank L. Pepe
  Richard T. Potter, Jr.
  Marjorie A. Silverman
  Thomas G. Sorell
  Donald Sullivan, Jr.

  This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

[LOGO]

Guardian Investor Services Corporation[R]
201 Park Avenue South
New York, NY 10003

EB-011566M 6/98


------------------
BULK RATE MAIL
U.S. POSTAGE PAID
CLIFTON, NJ
PERMIT NO. 1104
------------------

                                               SEMIANNUAL REPORT TO SHAREHOLDERS


                                      THE

                                  PARK AVENUE

                                   PORTFOLIO


--------------------------------------------------------------------------------

                                SEMIANNUAL REPORT
                                TO SHAREHOLDERS

                                  JUNE 30, 1998

--------------------------------------------------------------------------------

o    The Guardian Park
     Avenue Fund

o    The Guardian Park
     Avenue Small Cap Fund

o    The Guardian
     Asset Allocation Fund

o    The Guardian
     Baillie Gifford
     International Fund

o    The Guardian
     Baillie Gifford
     Emerging Markets Fund

o    The Guardian
     Investment Quality
     Bond Fund

o    The Guardian
     Tax-Exempt Fund

o    The Guardian Cash
     Management Fund


[LOGO]
Guardian Investor
Services Corporation[R]